As filed with the Securities and Exchange Commission on November 24, 2004

Registration No. 2-96408 811-4254

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☒	Post-Effective Amendment No. 68

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940, as amended

Amendment No. 69 ☒

SMITH BARNEY INCOME FUNDS

(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York,	New York 10004
(Address of principal executive offices)	(Zip Code)

(203) 890-7026

(Registrant’s telephone number, including Area Code)

Robert I. Frenkel

Secretary

Smith Barney Income Funds

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

With copies to:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, NY 10019-6099

(Approximate Date of Proposed Public Offering): Continuous

It is proposed that this filing becomes effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph 485(b)

☒	on November 26, 2004 pursuant to paragraph 485(b)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

SB

CONVERTIBLE FUND

Smith Barney Class A, B, C, O and Y Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

SB Convertible Fund

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

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Investments, risks and performance

Investment objective

The fund seeks current income and capital appreciation.

Principal investment strategies

Key investments Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interest of the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in “synthetic convertible securities,” equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations or if unrated, of similar credit quality.

Selection process In evaluating a convertible security, the sub-adviser analyzes both the equity and the fixed income characteristics of the security.

Equity characteristics the sub-adviser looks for include:

■	Companies with potential for real, sustainable growth
■	Companies with competent and accessible management
■	Companies with favorable cash flow
■	Securities of companies in which the sub-adviser believes the underlying common stock has the potential for significant appreciation over a 12-18 month period

Fixed income characteristics the sub-adviser looks for include:

■	Favorable financial condition and capital structure
■	Securities structured in a manner that reduces risk
■	Securities where the yield more than compensates for the degree of risk

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Principal risks of investing in the fund

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	A common stock or other security into which a security owned by the fund is convertible falls in value
■	The stock market declines
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
■	Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund’s portfolio
■	Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices
■	The sub-adviser’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking to earn current income with some potential for capital appreciation
■	Are seeking limited exposure to the stock market, and understand the risks of investing in equity securities

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Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index and an average of comparable mutual funds. The bar chart below shows performance of the fund’s Smith Barney Class B shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Smith Barney Class B shares reflects the impact of taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Smith Barney Class B Shares

Highest and Lowest Quarter Returns:

(for periods shown in the bar chart)

Highest: 13.50% in 2nd quarter 2003; Lowest: (11.36)% in 3rd quarter 1998.

Year to date: (0.45)% through 9/30/04.

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Average Annual Total Returns

for periods ended December 31, 2003

Smith Barney Class B	1 year	5 years	10 years	Since Inception	Inception Date
Return Before Taxes	33.09%	6.48%	6.93%	7.71%	9/02/86
Return After Taxes on Distributions(1)	31.04%	4.77%	4.88%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	21.30%	4.43%	4.68%	N/A

Other Classes (Return Before Taxes Only)

	1 year	5 years	10 years	Since Inception	Inception Date
Smith Barney Class A	31.79%	6.10%	6.92%	7.73%	11/09/92
Smith Barney Class C(2)	36.72%	6.31%	N/A	4.87%	06/15/98
Smith Barney Class O	37.00%	6.59%	N/A	8.12%	11/07/94
Smith Barney Class Y	N/A	N/A	N/A	N/A	02/07/96
Convertible 100 Index(4)	23.28%	4.87%	8.46%	N/A
Lipper Average(5)	26.76%	6.82%	8.83%	N/A
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C, Class O and Class Y shares will vary.
(2)	Effective April 29, 2004 Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual total returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	Effective as of April 29, 2004, the initial sales charge of 1.00% on Smith Barney Class O shares was eliminated for sales made on or after that date. The average annual returns for Smith Barney Class O shares in the tables have been calculated as if the sales charge had been eliminated for the entire period.
(4)	The Goldman Sachs/Bloomberg Equally Weighted U.S. Convertible 100 Index (Convertible 100 Index) is an unmanaged, equally weighted index of 100 leading convertible securities designed to represent the broad U.S. convertible market.
(5)	The Lipper Convertible Securities Funds Peer Group Average is a total return performance average of funds tracked by Lipper, Inc. that invest in convertible securities. It does not take into account sales charges.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Smith Barney
	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	5.00%	1.00%	1.00%	None

Annual fund operating expenses

(expenses deducted from fund assets)	Smith Barney
	Class A	Class B	Class C	Class O	Class Y
Advisory and administration fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fee	0.25%	0.75%	1.00%	0.70%	None
Other expenses	0.23%	0.29%	0.23%	0.35%	0.10%

Total annual fund operating expenses	1.18%	1.74%	1.93%	1.75%	0.80%
*	You may buy Smith Barney Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

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■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your Smith Barney shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$614	$856	$1,117	$1,860
Class B (redemption at end of period)	$677	$848	$1,044	$1,904	*
Class B (no redemption)	$177	$548	$944	$1,904	*
Class C (redemption at end of period)	$296	$606	$1,042	$2,254
Class C (no redemption)	$196	$606	$1,042	$2,254
Class O (redemption at end of period)	$278	$551	$949	$2,062
Class O (no redemption)	$178	$551	$949	$2,062
Class Y (with or without redemption)	$82	$255	$444	$990
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates or securities markets
■	As a substitute for buying or selling securities
■	To enhance the fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

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Short sales The fund may engage in short sales “against the box,” by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goals.

Portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment adviser and administrator (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets, Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager oversees the selection of the fund’s investments and its general operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Inc (“SaBAM”), an affiliate of SBFM also located at 399 Park Avenue, New York, New York 10022, serves as sub-adviser to the fund. The sub-adviser manages the fund’s investment portfolio, subject to the supervision of the manager. The sub-adviser provides investment management and advisory services to mutual funds and currently manages over $78.6 billion.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these

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issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Peter Luke serves as a co-portfolio manager and has been responsible for the fund’s day-to-day management since 2001. Prior to 2001, Mr. Luke was employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke is an investment officer of the manager and a director of the sub-adviser with over thirty-three years of investment management experience.

Kent Bailey has served as a co-portfolio manager of the fund since March 2004. Mr. Bailey is a vice president of SaBAM. Mr. Bailey has been a convertible analyst with SaBAM since 2001. Prior to 2001, Mr. Bailey was a convertible analyst for Morgan Stanley.

Advisory and administration fees For its services during the fiscal year ended July 31, 2004, the manager received an advisory fee equal to 0.48% of the fund’s average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, C and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

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Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

Recent developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SBC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material

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adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Choosing a class of shares to buy

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charges available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.
■	There are other variables in share class expenses. You should review the Fee Table and Example at the front of this prospectus carefully before choosing your share class.

Not all Classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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	Initial		Additional
	Smith Barney Classes A, B, C and O	Smith Barney Class Y	All Smith Barney Classes
General	$1,000	$5 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$5 million	$50
Qualified Retirement Plans*	$25	$5 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Comparing the fund’s Smith Barney classes

Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which Smith Barney Class you choose.

	Class A	Class B	Class C	Class O	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A

■  No initial sales charge

■  Available for purchase only by former Class O shareholders and certain Class C shareholders

■  Deferred sales charge for only 1 year

■  Does not convert to Class A

■  Higher annual expenses than Class A

■ No initial or deferred sales charge ■ Must invest at least $5 million ■ Lower annual expenses than the other classes

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	Class A	Class B	Class C	Class O	Class Y
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	1.00% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

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Sales charges

Smith Barney Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.00	5.26	4.50
$25,000 but less than $50,000	4.25	4.44	3.83
$50,000 but less than $100,000	3.75	3.90	3.38
$100,000 but less than $250,000	3.25	3.36	2.93
$250,000 but less than $500,000	2.75	2.83	2.48
$500,000 but less than $1,000,000	2.00	2.04	1.80
$1,000,000 or more	-0-	-0-	up to 1.00*
*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem

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these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current total value of all Class A shares of the fund and other Smith Barney funds that are owned

■	by you, or
■	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CBM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

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If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Smith Barney Class B shares

You buy Smith Barney Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Smith Barney Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Smith Barney Class C and Smith Barney Class O shares

You buy Class C or O shares at the net asset value with no initial sales charge. However, if you redeem your Class C or O shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998.

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Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Smith Barney Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $5,000,000 initial investment requirement. You can also use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest at least $1,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

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If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Smith Barney Income Funds

SB Convertible Fund

(Specify Smith Barney class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

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Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Class O shares may be exchanged for Class C shares of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B, Class C and Class O shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

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By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. You can make telephone exchanges only between accounts that have identical registrations.
By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

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By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Income Funds

SB Convertible Fund

(Specify Smith Barney class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is
registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

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Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plans accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent

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■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and

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other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Share certificates Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund.

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“Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Smith Barney share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. The fund’s currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to

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the close of the NYSE. Fair value is determined in accordance with procedures approved by the fund’s Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Smith Barney Class A(1) share of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class A Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$15.32	$12.75	$15.73	$15.50	$15.25
Income (loss) from operations:
Net investment income(3)	0.41	0.71	0.61	0.80	0.69
Net realized and unrealized gain (loss)(3)	1.78	2.58	(2.87)	0.14	0.21
Total income (loss) from operations	2.19	3.29	(2.26)	0.94	0.90
Less distributions from:
Net investment income	(0.51)	(0.72)	(0.72)	(0.71)	(0.65)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.61)	(0.72)	(0.72)	(0.71)	(0.65)
Net asset value, end of year	$16.90	$15.32	$12.75	$15.73	$15.50
Total return	14.35%	26.69%	(14.85)%	6.16%	6.13%
Net assets, end of year (000)’s	$43,840	$32,183	$21,958	$24,903	$21,794
Ratios to average net assets:
Expenses	1.18%	1.42%	1.23%	1.25%	1.34%
Net investment income(3)	2.39	5.24	4.06	5.09	4.62
Portfolio turnover rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class A shares were renamed as Smith Barney Class A shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class A shares would have been $0.62 for net investment income, $2.88 for net realized and unrealized loss, and 4.13% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

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For a Smith Barney Class B(1) Share of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class B Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$15.28	$12.69	$15.66	$15.45	$15.22
Income (loss) from operations:
Net investment income(3)	0.31	0.62	0.51	0.70	0.61
Net realized and unrealized gain (loss)(3)	1.77	2.61	(2.84)	0.14	0.21
Total income (loss) from operations	2.08	3.23	(2.33)	0.84	0.82
Less distributions from:
Net investment income	(0.42)	(0.64)	(0.64)	(0.63)	(0.59)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.52)	(0.64)	(0.64)	(0.63)	(0.59)
Net asset value, end of year	$16.84	$15.28	$12.69	$15.66	$15.45
Total return	13.66%	26.23%	(15.32)%	5.53%	5.59%
Net assets, end of year (000)’s	$26,109	$17,406	$8,545	$9,395	$13,216
Ratios to average net assets:
Expenses	1.74%	1.89%	1.79%	1.81%	1.86%
Net investment income(3)	1.82	4.65	3.50	4.59	4.10
Portfolio turnover rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class B shares were renamed as Smith Barney Class B shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class B shares would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss, and 3.57% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

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For a Smith Barney Class C(1)(2) Share of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class C Shares(1)(2)	2004(3)	2003(3)	2002(3)	2001(3)	2000(3)
Net asset value, beginning of year	$15.33	$12.71	$15.61	$15.36	$15.18
Income (loss) from operations:
Net investment income(4)	0.27	0.55	0.50	0.60	0.53
Net realized and unrealized gain (loss)(4)	1.78	2.64	(2.83)	0.22	0.21
Total income (loss) from operations	2.05	3.19	(2.33)	0.82	0.74
Less distributions from:
Net investment income	(0.37)	(0.57)	(0.57)	(0.57)	(0.56)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.47)	(0.57)	(0.57)	(0.57)	(0.56)
Net asset value, end of year	$16.91	$15.33	$12.71	$15.61	$15.36
Total return	13.42%	25.76%	(15.34)%	5.38%	5.07%
Net assets, end of year (000)’s	$43,288	$19,824	$5,308	$3,607	$270
Ratios to average net assets:
Expenses	1.93%	2.29%	1.85%	1.92%	2.34%
Net investment income(4)	1.55	4.10	3.40	3.97	3.64
Portfolio turnover rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class L shares were renamed Smith Barney Class L shares.
(2)	On April 29, 2004, Smith Barney Class L shares were renamed Smith Barney Class C shares.
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class C shares would have been $0.51 for net investment income, $2.84 for net realized and unrealized loss, and 3.47% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

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For a Smith Barney Class O(1) share of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class O Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$15.22	$12.66	$15.62	$15.41	$15.19
Income (loss) from operations:
Net investment income(3)	0.32	0.63	0.51	0.70	0.60
Net realized and unrealized gain/(loss)(3)	1.76	2.56	(2.84)	0.14	0.21
Total income (loss) from operations	2.08	3.19	(2.33)	0.84	0.81
Less distributions from:
Net investment income	(0.42)	(0.63)	(0.63)	(0.63)	(0.59)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.52)	(0.63)	(0.63)	(0.63)	(0.59)
Net asset value, end of year	$16.78	$15.22	$12.66	$15.62	$15.41
Total return	13.67%	26.00%	(15.33)%	5.51%	5.57%
Net assets, end of year (000)’s	$240	$206	$223	$293	$321
Ratios to average net assets:
Expenses	1.75%	1.97%	1.82%	1.83%	1.90%
Net investment income(3)	1.87	4.75	3.48	4.53	4.06
Portfolio turnover rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class O shares were renamed as Smith Barney Class O shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts for Smith Barney Class O shares would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss, and 3.56% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

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For a Smith Barney Class Y(1) share of beneficial interest outstanding throughout each year ended July 31:

Smith Barney Class Y Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$15.44	$12.84	$15.85	$15.61	$15.34
Income (loss) from operations:
Net investment income(3)	0.49	0.80	0.67	0.88	0.78
Net realized and unrealized gain/ (loss)(3)	1.77	2.59	(2.89)	0.14	0.19
Total income (loss) from operations	2.26	3.39	(2.22)	1.02	0.97
Less distributions from:
Net investment income	(0.58)	(0.79)	(0.79)	(0.78)	(0.70)
Net realized gain	(0.10)	—	—	—	—
Total distributions	(0.68)	(0.79)	(0.79)	(0.78)	(0.70)
Net asset value, end of year	$17.02	$15.44	$12.84	$15.85	$15.61
Total return	14.72%	27.42%	(14.51)%	6.65%	6.62%
Net assets, end of year (000)’s	$83,456	$78,905	$72,510	$90,911	$90,472
Ratios to average net assets:
Expenses	0.80%	0.89%	0.81%	0.79%	0.87%
Net investment income(3)	2.84	5.84	4.49	5.57	5.10
Portfolio turnover rate	113%	133%	115%	177%	167%

(1)	On May 16, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.68, $2.90 and 4.56% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

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SB Convertible Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04254)

FD1210 11/04

NOVEMBER 26, 2004

PROSPECTUS

AND

APPLICATION

SB Convertible Fund

■ Salomon Brothers Classes of Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

About mutual fund risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

SB Convertible Fund -	1

FUND GOAL, STRATEGIES AND RISKS

Investment objectives	The fund seeks current income and capital appreciation.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are either bonds or preferred shares which may be converted into common stock or other equity interests of the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in “synthetic convertible securities,” equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities.

The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations or if unrated, of similar credit quality.

How the sub-adviser selects the fund’s investments

In evaluating a convertible security, the sub-adviser analyzes both the equity and the fixed income characteristics of the security.

Equity characteristics the subadviser looks for include:

•   Companies with potential for real, sustainable growth

•   Companies with competent and accessible management

•   Companies with favorable cash flow

•   Securities of companies in which the sub-adviser believes the underlying common stock has the potential for significant appreciation over a 12-18 month period

Fixed income characteristics the sub-adviser looks for include:

•   Favorable financial condition and capital structure

•   Securities structured in a manner that reduces risk

•   Securities where the yield more than compensates for the degree of risk

SB Convertible Fund -	2

Principal risks of investing in the fund

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•   A common stock or other security into which a security owned by the fund is convertible falls in value

•   The stock market declines

•   The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

•   Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund’s portfolio

•   Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices

•   The sub-adviser’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

Who may want to invest

The fund may be an appropriate investment if you:

•   Are seeking to earn current income with some potential for capital appreciation

•   Are seeking limited exposure to the stock market, and understand the risks of investing in equity securities

SB Convertible Fund -	3

Performance

This bar chart indicates the risks of investing in the fund by showing changes in the performance of the fund’s Smith Barney Class B shares from year to year. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund’s Smith Barney Class B shares (the fund’s oldest class of shares) for each full calendar year since the fund’s inception. The chart does not reflect sales charges, which would reduce your return.

Quarterly returns: Highest: 13.50% in 2nd quarter 2003; Lowest: (11.36)% in 3rd quarter 1998.

Year to date: (0.45)% through 9/30/04

Total Return for Smith Barney Class B Shares*

* Performance for Salomon Brothers Class A, B, C, O and Y shares is not provided because these classes do not have a full calendar year of performance. Although Smith Barney Class B shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon Brothers Classes of shares. Smith Barney Class B shares’ annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, C, O and Y shares.

Performance table

This table reflects the maximum sales charge applicable to the class and the impact of taxes paid on the redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns for Smith Barney Class B Shares* (for periods ended December 31, 2003)
	1 year	5 years	10 years
Smith Barney Class B
Return before taxes	33.09%	6.48%	6.93%
Return after taxes on distributions	31.04%	4.77%	4.88%
Return after taxes on distributions and sale of fund shares	21.30%	4.43%	4.68%
Convertible 100 Index†	23.28%	4.87%	8.46%
Lipper Average††	26.76%	6.82%	8.83%

  †  Index performance reflects no deductions for fees, expenses or taxes. It is not possible to invest directly in the Index.

††   The Lipper Convertible Securities Funds Peer Group Average is a total return performance average of funds tracked by Lipper, Inc. that invest in convertible securities. It does not take into account sales charges.

  *  Performance for Salomon Brothers Class A, B, C, O and Y shares is not provided because these classes do not have a full calendar year of performance. Although Smith Barney Class B shares are not offered in this Prospectus, they are invested in the same portfolio of securities as the Salomon Brothers Classes of shares. Smith Barney Class B shares’ annual returns will differ from the returns earned by the classes of shares offered in this Prospectus to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of the sales load applicable to the Salomon Brothers Class A, B, C, O and Y shares.

Comparative performance

This table compares the before- and after-tax average annual total return of the fund’s Smith Barney Class B shares for the periods shown with that of the Goldman Sachs/Bloomberg Equally-Weighted U.S. Convertible 100 Index (the “Convertible 100 Index”). The Convertible 100 Index is an unmanaged, equally-weighted index of 100 leading convertible securities designed to represent the broad U.S. convertibles market; and the Lipper Convertible Securities Funds Peer Group Average (the “Lipper Average”). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Smith Barney Class B shares only and the after-tax returns for all other classes will vary. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

SB Convertible Fund -	4

Fee table

Shareholder fees (paid directly from your investment)	Salomon Brothers
	Class A		Class B	Class C	Class O*	Class Y*
Maximum sales charge on purchases	5.75%	**	None	None	None	None
Maximum deferred sales charge on redemption	None		5.00%	1.00%	None	None
Annual fund operating expenses (paid by the fund as a % of net assets)
Advisory and administration fees fees	0.70%		0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%		1.00%	1.00%	None	None
Other expenses***	3.69%		12.53%	9.04%	3.64%	3.64%
Total annual fund operating expenses****	4.64%		14.23%	10.74%	4.34%	4.34%

*	For Class O and Class Y shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class O and Class Y shares were outstanding during the fiscal year ended July 31, 2004.
**	If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
***	Other expenses are based on estimated amounts for the current fiscal year.
****	For the fiscal year ended July 31, 2004, the manager voluntarily reimbursed the fund to the extent that the total annual fund operating expenses exceeded 1.42%, 2.14% and 2.31% with respect to Class A, B and C shares.

Fees and Expenses

This table sets forth the fees and expenses you may pay if you invest in fund shares.

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.

Example

Number of years you own your Salomon Brothers shares	1 Year	3 Years	5 Years	10 Years
Your cost would be
Class A	$1,013	$1,894	$2,781	$5,028
Class B (redemption at end of period)	$1,857	$4,008	$5,844	$7,950	*
Class B (no redemption)	$1,357	$3,708	$5,644	$7,950	*
Class C (redemption at end of period)	$1,143	$2,953	$4,651	$8,111
Class C (no redemption)	$1,043	$2,953	$4,651	$8,111
Class O (with or without redemption)	$435	$1,315	$2,206	$4,486
Class Y (with or without redemption)	$435	$1,315	$2,206	$4,486

*	Assumes conversion to Class A shares approximately eight years after purchase.

The example assumes: •  You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance)
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	You redeem your shares at the end of the period (unless otherwise indicated)

SB Convertible Fund -	5

MORE ON THE FUND’S INVESTMENTS

The fund’s investment objective and its principal investment strategies and risks are described under “Fund Goal, Strategies and Risks.”

This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use. More information about the fund’s investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund’s assets or for any other reason.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

•   To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates or securities markets;

•   As a substitute for buying or selling securities;

•   To enhance the fund’s return; or

•   As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a large impact on the fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Short sales	The fund may engage in short sales “against the box,” by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.
Defensive investing	The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goals.
Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of

SB Convertible Fund -	6

Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

MANAGEMENT

Manager

The fund’s investment adviser and administrator (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager oversees the selection of the fund’s investments and its general operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Inc, an affiliate of SBFM also located at 399 Park Avenue, New York, New York 10022, serves as sub-adviser to the fund. The sub-adviser manages the fund’s investment portfolio, subject to the supervision of the manager. The sub-adviser provides investment management and advisory services to mutual funds and currently manages over $78.6 billion.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Peter Luke serves as a co-portfolio manager and has been responsible for the fund’s day-to-day management since 2001. Prior to 2001, Mr. Luke was employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke is an investment officer of the manager and a director of the sub-adviser with over thirty-five years of investment management experience.

Kent Bailey has served as a co-portfolio manager of the fund since March 2004. Mr. Bailey is a vice president of the sub-adviser and has been a convertible analyst with the sub-adviser since 2001. Prior to 2001, Mr. Bailey was a convertible analyst for Morgan Stanley.

Advisory fee	During the fiscal year ended July 31, 2004, the manager received an advisory fee equal to 0.48% of the fund’s average daily net assets.
Administration fee	For its services, the administrator received a fee during the fund’s last fiscal year equal to 0.20% of the fund’s average daily net assets.
Distributor	Citigroup Global Markets Inc., a registered broker-dealer and an affiliate of the manager, serves as the distributor for the fund.
Distribution plans	The fund has adopted Rule 12b-1 distribution plans for its Class A, B and C shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.

SB Convertible Fund -	7

In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The funds did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

SB Convertible Fund -	8

CHOOSING A CLASS OF SHARES TO BUY

Share classes

You can choose among four classes of shares: Salomon Brothers Class A, B, C or Y. If you already own Class O shares of a Salomon Brothers fund, you may also be eligible to purchase Class O shares of the fund. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

•   How much you plan to invest.

•   How long you expect to own the shares.

•   The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.

•   Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A or Class B shares (and are ineligible to purchase Class O and Class Y), it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

Investment minimums	Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial Investment		Additional Investments

	Salomon Brothers Classes A, B, C, O	Salomon Brothers Class Y*	Salomon Brothers Classes A, B, C, O	Salomon Brothers Class Y
General	$250	$2.5 Million	$50	$1,000
Individual Retirement Accounts, Self Employed Retirement Plans, Uniform Gift or Transfer to Minor Accounts	$50	$2.5 Million	$50	$1,000
Qualified Retirement Plans*	$50	$2.5 Million	$50	$1,000
Monthly Systematic Investment Plans	$25	n/a	$25	n/a
Pre-authorized Check Plan	$25	n/a	$25	n/a

* The initial minimum investment may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs or group savings or retirement plans.
* Qualified Retirement Plans are qualified plans under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.
Comparing classes	Your Financial Consultant can help you decide which class meets your goals. Your Financial Consultant receives different compensation depending upon which class you choose. Before choosing your share class, you should review the fee table and example at the front of this prospectus carefully. Fees and expenses may vary over time.

SB Convertible Fund -	9

COMPARING THE FUND’S SALOMON BROTHERS CLASSES

	Class A	Class B	Class C	Class O	Class Y
Key features	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	• No initial sales charge • Deferred sales charge declines over time • Converts to Class A after 7 years • Higher annual expenses than Class A	• No initial sales charge • Deferred sales charge for only 1 year • Higher annual expenses than Class A • Does not convert to Class A shares	• Only available to existing Class O shareholders • No initial or deferred sales charge • Generally lower annual expenses than the other classes	• No initial or deferred sales charge • Must invest at least $2.5 million • Generally lower annual expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None
Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 6 years	1.00% if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None
Exchangeable into	Class A shares of any of the other Salomon Brothers funds and Salomon Brothers Class A shares of any of the SB funds	Class B shares of any of the other Salomon Brothers funds and Salomon Brothers Class B shares of any of the SB funds	Class C shares of any of the other Salomon Brothers funds and Salomon Brothers Class C shares of any of the SB funds	Class O shares of any of the other Salomon Brothers funds and Salomon Brothers Class O shares of any of the SB funds	Class Y shares of any of the other Salomon Brothers funds and Salomon Brothers Class Y shares of any of the SB funds

More information about the funds’ classes of shares is available free of charge on the Salomon Brothers Asset Management website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

•	the deferred sales charges that apply to the redemption of Class B and Class C shares

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales load waiver

•	who qualifies to purchase Class Y shares

For details, go to http://www.sbam.com and click on the name of the fund.

SB Convertible Fund -	10

SB Convertible Fund

Account Application

Please Note: A separate application must be used to open an IRA account.

1. Type of Account (Please print)

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

☐  INDIVIDUAL

☐  JOINT

Social Security No. or Taxpayer I.D. No.

Name

Joint Registrant (if any)1,2

Social Security No. or Taxpayer I.D. No.

Name

[1]	Use only the Social Security Number or Taxpayer Identification Number of the first listed joint tenant.
[2]	For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

☐  UNIFORM GIFT TO MINORS OR        ☐  UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name

Minor’s Date of Birth

Name of Minor (only one permitted)

Minor’s Social Security No.

Name

(Account will not be opened without minor’s Social Security No.)

Uniform Gifts/Transfer to Minors Act.

under the

State of Residence of Minor

☐  CORPORATION

☐  PARTNERSHIP

Social Security No. or Taxpayer I.D. No.

☐  TRUST*

☐  OTHER

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other

Name(s) of Trustee(s)

*	If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.

Date of the Trust Agreement

2. Mailing Address

Street or P.O. Box

City

State

Zip

Business Telephone

Home Telephone

3. Investment Information

Method of Investment

☐ I	have enclosed a check for the minimum of $250 ($50 for UGMA accounts).
☐ I	have enclosed a check for the minimum of $25 and completed the Automatic Investment Plan information in Section 10.
☐ I	purchased shares of through my broker on / / . Confirm #

Please make my investment in the Class designated below:

Class A	Class B	Class C	Class Y	Investment
$
$
$
$
$
Total Investment Amount				$

➢

➢

➢

➢

➢

4. Reduced Sales Charge (Available for Class A Shares Only)

Method of Investment

Are you a shareholder in another Salomon Brothers Fund?         ☐  Yes         ☐  No

☐	I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Fund accounts (excluding Class B and Class C Shares).

Fund

Account No. or Social Security No.

Letter of Intent

☐	I agree to the Letter of Intent provisions contained in the Fund’s current Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

☐  $50,000 ☐  $100,000 ☐  $250,000☐  $500,000☐  $1,000,000

5. Dividend and Capital Gains Distributions

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends

Capital Gains

☐	I wish to reinvest dividends in the same Fund.
☐	I wish to reinvest capital gains in the same Fund.
☐	I wish to have dividends paid in cash.
☐	I wish to have capital gains paid in cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

☐ Please reinvest dividends and capital gains from the Fund to the                                                                                             Fund.

Optional Features

6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $             to be executed on the      day of the month (or the next business day if the selected day falls on a weekend or holiday).

☐  Monthly☐  Quarterly☐  Startup Month/Year:

Automatic Withdrawals will be made on or near the 10th day of the month if no date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:

Wire transfers to:

☐ Address	of Record (named in Section 2)
☐ Bank	of Record (named in Section 10)

Name

Address

City

State

Zip

7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

☐	I DO NOT want the Telephone Redemption Privilege.

8. Systematic Exchange Plan

I would like to exchange shares in my Fund account, for which no certificates have been issued, to:

$                              into the                                                                  Fund, Account #

$25 Minimum

$                              into the                                                                  Fund, Account #

$25 Minimum

$                              into the                                                                  Fund, Account #

$25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of

9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current prospectus.

☐	I DO NOT want the Telephone Exchange Privilege.

10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Fund, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund’s transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of the Fund.

Please withdraw $                             from my checking account (named in Section 11) on the      day of the month for investment:

☐  Monthly

☐  Every alternate month                                         ☐  Other

☐  Quarterly

☐  Semiannually

No more than one investment will be processed per month.

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

JOHN DOE000 123 Main Street Anywhere, USA 12345 $

11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name

Address

City

State

Zip

Bank ABA No.

Bank Account No.

Account Name

VOID

➢

➢

Signature and Dealer Information

12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Classes of the SB Convertible Fund in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under the penalty of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

☐	Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)
☐	Nonresident alien [form W-8 attached]Country of Citizenship

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature                                                   Title
Date

Authorized signature                                                   Title
Date

13. For Dealer Use Only (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer’s Name

Main Office Address

Dealer Number

Branch #

Rep #

Representative’s Name

Branch Address

Telephone No.

Authorized Signature of Dealer

Title

If desired, I elect to have third party statements sent to the following address:

Customer Service

For customer service, including account information, transfers and Fund prices, you may call

1-800-446-1013

between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

Mailing Instructions

Mail your completed account application and check made payable to SB Convertible Fund to: SB Convertible Fund c/o PFPC P.O. Box 9764 Providence, RI 02940-9764	OR	(for overnight and express mail delivery) SB Convertible Fund c/o PFPC 101 Sabin Street Pawtucket, RI 02860 SBPROAPP 11/04

SALOMON BROTHERS CLASS A SHARES

Class A sales charge

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant, consult the SAI or look at the Salomon Brothers Asset Management website: http://www.sbam.com and click on the name of the fund.

The table below indicates the sales charge on Class A shares of the fund.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	2.75%	2.83%	2.50%
$500,000 but less than $1 million	2.25%	2.30%	2.00%
$1 million or more*	-0-	-0-	up to 1.00%
*	You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.
**	The fund’s distributor may pay up to 1.00% to the broker/dealer or other intermediary for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker/dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the fund’s distributor will retain the service fee. Where the broker/dealer or other intermediary does not receive the payment of up to 1.00% from the fund’s distributor, the broker/dealer or other intermediary will instead receive the annual service fee starting immediately after purchase. In certain cases, the broker/dealer or other intermediary may receive both a payment of up to 1% from the fund’s distributor as well as the annual service fee starting immediately after purchase. Please contact your Financial Consultant or other intermediary for more information.

Qualifying for reduced Class A sales charges.  There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds (excluding shares of Salomon Brothers Cash Management Fund or Salomon Brothers New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund’s transfer agent if you have entered into a letter of intent or are eligible for the accumulation privilege, and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

SB Convertible Fund -	11

•  Accumulation privilege—lets you add the current value of Class A shares of the fund already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify your Service Agent or the fund’s transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

•  Group purchase—lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

•  Letter of intent—lets you purchase Class A shares of the fund over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Salomon Brothers Cash Management Fund and Salomon Brothers New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser’s cost, can be applied to the fulfillment of the letter of intent goal.

Waivers for certain Class A investors.   Class A initial sales charges are waived for certain types of investors, including:

•	Directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
•	Employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (“Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Non-qualified retirement plans and other third party retirement or savings programs.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI or look at the Salomon Brothers Asset Management website: http://www.sbam.com and click on the name of the fund.

SB Convertible Fund -	12

SALOMON BROTHERS CLASS B SHARES

Class B deferred sales charge

The deferred sales charge decreases as the number of years since your purchase increases.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant, consult the SAI or look at the Salomon Brothers Asset Management website: http://www.sbam.com and click on the name of the fund.

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. Class B shares do not offer discounts on sales charges for larger purchases and, therefore, another class may be more appropriate if you are making a large investment. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.

CLASS B DEFERRED SALES CHARGE TABLE

Year(s) Since Purchase Order	Deferred Sales Charge As A Percentage of Dollar Amount Subject to Charge
1st year	5%

greater than 1 year and up to 2 years	4%

greater than 2 years and up to 4 years	3%

greater than 4 years and up to 5 years	2%

greater than 5 years and up to 6 years	1%

greater than 6 years	0%

Calculation of Deferred Sales Charge.  The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

Shares are redeemed in this order:

•	Shares that represent appreciation
•	Shares representing reinvested distributions and dividends
•	Other shares that are not subject to the deferred sales charge
•	Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

Deferred sales charge waivers.  The deferred sales charge for each share class will generally be waived in connection with:

•	Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
•	Redemptions effected pursuant to the fund’s right to liquidate a shareholder’s account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
•	A tax-free return of an excess contribution to any retirement plan.
•	Exchanges.
•	Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see Automatic Withdrawal Plan in the SAI).
•	Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.
•	Redemption proceeds from other Salomon Brothers funds or Salomon Brothers Classes of any SB fund that are reinvested within 60 days of the redemption (see Reinstatement Privilege in the SAI).
•	Certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans.

SB Convertible Fund -	13

•	Redemption of shares by participants in certain “wrap-fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

Class B conversion.  After seven years, Class B shares automatically convert into Class A shares as set forth in the chart below. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued at initial purchase	Shares issued on reinvestment of distributions and dividends	Shares issued upon exchange from another fund
Seven years after the date of purchase (for purposes of calculating the date of conversion, all purchases are deemed made on the last business day of the month)	In same proportion that the number of Class B shares converting is to total Class B shares you own	On the date the shares originally acquired would have converted into Class A shares

Money Market Funds.  If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

SALOMON BROTHERS CLASS C SHARES

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you exchange shares from the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund into the fund, the periods of time that your shares are held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class C shares receive a commission of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them, with such fee starting in the thirteenth month after purchase.

SALOMON BROTHERS CLASS O SHARES

Class O shares of the fund are available for purchase only if you own Class O shares of any Salomon Brothers fund. There are no initial or deferred sales charges on these shares.

SALOMON BROTHERS CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement. The initial investment minimum may be waived for certain omnibus and individual positions held by clients in certain Citigroup-affiliated investment programs.

SB Convertible Fund -	14

BUYING SHARES AND EXCHANGING SHARES

Buying shares by mail You may make subsequent purchases by mail or, if you elect, by wire

•  Salomon Brothers Class A, B, C and Y shares of the fund may be initially purchased through PFPC Inc. (“PFPC” or the “transfer agent”) by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

•  Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor’s purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder’s account. If you redeem shares purchased by check before the check clears, your redemption proceeds may be delayed for up to 15 days.

•  Write the transfer agent at the following address:

SB Convertible Fund

(specify Salomon Brothers class of shares)

c/o PFPC Inc.

P.O. Box 9764

Providence, RI 02940-9764

Buying shares by wire

Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

PNC Bank

Pittsburgh, PA

ABA No. 013000053

Account No. 8606905097

Attn: SB Convertible Fund

Salomon Brothers Mutual Fund Account Name:

Salomon Brothers Mutual Fund Account Number:

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

Purchase is Effective
Payment wired in federal funds or check received	If order and federal funds or check is received by the fund or its agent before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time):	On that day
	If order and federal funds or check is received by the fund or its agent after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time):	On the business day following receipt

Automatic investment plan	You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of the fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

SB Convertible Fund -	15

•  Amounts transferred must be at least $25 per transfer.

•  If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

For more information, contact your Financial Consultant.

Exchange privilege

You may exchange shares of the fund for shares of the same class of another Salomon Brothers fund or Salomon Brothers shares of an SB fund.

•  Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

•  Generally, your Salomon Brothers Class A shares will not be subject to an initial sales charge at the time of the exchange.

•  If you exchange Class B shares of a Salomon Brothers fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charge and conversion period excludes the time the shares were held in the Salomon Brothers Cash Management Fund or the Salomon Brothers New York Municipal Money Market Fund.

•  Generally, if you exchange Class C shares of a Salomon Brothers fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Salomon Brothers Cash Management Fund and the Salomon Brothers New York Municipal Money Market Fund.

•  You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

Systematic Exchange	You may request that shares of any Salomon Brothers class of the fund be exchanged monthly for shares of the same class of any other Salomon Brothers fund or SB fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.

REDEEMING SHARES

You may redeem some or all of your shares by sending your redemption request in proper form to:

PFPC Inc.

c/o SB Convertible Fund

P.O. Box 9764

Providence, RI 02940-9764

The written request for redemption must be in good order. This means that you have provided the following information in order to be processed. Your request will not be processed without this information.

•  Name of the fund

•  Your account number

Redemptions by mail

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

SB Convertible Fund -	16

•  Dollar amount or number of shares to redeem

•  Signature of each owner exactly as account is registered

•  Other documentation required by the transfer agent

To be in good order, your request must include a signature guarantee if:

•  The proceeds of the redemption exceed $50,000

•  The proceeds are not paid to the record owner(s) at the record address

•  The shareholder(s) had an address change in the past 45 days

•  The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at (508) 871-9503. If fax redemptions are not available for any reason, you may use the fund’s redemption by mail procedure described above.	Redemptions by fax
In all cases, your redemption price is the net asset value next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds may be delayed up to 15 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.	Redemption payments Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees
You may transmit your redemption request to selected dealers with which the distributor has entered into sales agreements for the purchase of shares of the fund. Redemption orders received by these dealers before the New York Stock Exchange (“NYSE”) closes and which are timely transmitted to the transfer agent are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.	Redemptions through selected dealers

You may redeem shares by wire in amounts of $500 or more if redemption by wire has been elected on your Account Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

•  Telephone the redemption request to the transfer agent at (800) 446-1013

•  Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank that is indicated on your Account Application. If you wish to wire redemptions to a different account, we must receive written instructions from you with a written guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

Redemptions by wire

SB Convertible Fund -	17

You may redeem shares by telephone unless you have elected not to participate in telephone redemptions on your Account Application, and the proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time, on any day the NYSE is open. If telephone redemptions are not available for any reason, you may use the fund’s regular redemption procedure described above.	Redemptions by telephone
You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $25 if made monthly.	Automatic cash withdrawal plan

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account balances

If at any time the aggregate net asset value of the fund shares in your account is less than $500 ($250 in the case of an IRA or self-employed retirement plan) for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your financial intermediary. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

A fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your financial intermediary or the transfer agent or consult the SAI.

Excessive exchange transactions	The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.
Shareholder certificates	Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.
Share price	You may buy, exchange or redeem fund shares at the net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. The fund’s currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily

SB Convertible Fund -	18

available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good fashion by the Board of Trustees, generally based on recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, your order must be placed with the fund or its transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders to exchange fund shares for shares of a Salomon Brothers money market fund must be received by 12:00 noon, Eastern time.

It is the responsibility of members of the fund’s selling group to transmit all orders to buy, exchange or redeem shares to the fund’s transfer agent for Salomon Brothers classes on a timely basis.

The fund has the right to:

•  Suspend the offering of shares.

•  Change or terminate shareholder programs.

•  Waive or change minimum and additional investment amounts.

•  Reject any purchase or exchange order.

•  Change, revoke or suspend the exchange privilege.

•  Suspend telephone transactions.

•  Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Redemptions in kind	The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

SB Convertible Fund -	19

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and distributions

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Financial Consultant, dealer representative or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

SB Convertible Fund -	20

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of the fund’s Salomon Brothers shares since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal period since inception through July 31, 2004 has been audited by KPMG LLP, independent registered public accounting firm. KPMG LLP’s report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Salomon Brothers Class 2 shares of the fund were renamed Salomon Brothers Class C shares.

No information is presented for Class O and Y shares since no Class O or Y shares were outstanding for the fiscal period ended July 31, 2004.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
Salomon Brothers Class A Shares	2004(1)(2)
Net asset value, beginning of period	$15.78
Income from operations:
Net investment income	0.20
Net realized and unrealized gain	1.42
Total income from operations	1.62
Less distributions from:
Net investment income	(0.42)
Net realized gains	(0.10)
Total distributions	(0.52)
Net asset value, end of period	$16.88
Total return(3)(4)‡	6.65%
Net assets, end of period (000s)	$534
Ratios to average net assets†:
Expenses(5)	1.42%
Net investment income	1.41
Portfolio turnover rate	113%

(1)	For the period September 17, 2003 (inception date) to July 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all Salomon Brothers Class A shares were redeemed on October 20, 2003 and new shares in Salomon Brothers Class A were not purchased until October 24, 2003.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)	The manager has reimbursed the fund for $28,700 in expenses for the period ended July 31, 2004. If such expenses were not reimbursed, the actual annualized expense ratios would have been 4.64% for Salomon Brothers Class A shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

SB Convertible Fund -	21

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
Salomon Brothers Class B Shares	2004(1)(2)
Net asset value, beginning of period	$15.73
Income from operations:
Net investment income	0.18
Net realized and unrealized gain	1.35
Total income from operations	1.53
Less distributions from:
Net investment income	(0.34)
Net realized gains	(0.10)
Total distributions	(0.44)
Net asset value, end of period	$16.82
Total return(3)‡	9.68%
Net assets, end of period (000s)	$124
Ratios to average net assets†:
Expenses(4)	2.14%
Net investment income	1.18
Portfolio turnover rate	113%

(1)	For the period September 17, 2003 (inception date) to July 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)	The manager has reimbursed the fund for $28,700 in expenses for the period ended July 31, 2004. If such expenses were not reimbursed, the actual annualized expense ratios would have been 14.23% for Salomon Brothers Class B shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
Salomon Brothers Class C Shares(1)	2004(2)(3)
Net asset value, beginning of period	$16.24
Income from operations:
Net investment income	0.08
Net realized and unrealized gain	0.91
Total income from operations	0.99
Less distributions From:
Net investment income	(0.23)
Net realized gains	(0.10)
Total distributions	(0.33)
Net asset value, end of period	$16.90
Total return(4)‡	6.06%
Net assets, end of period (000s)	$458
Ratios to average net assets†:
Expenses(5)	2.31%
Net investment income	0.60
Portfolio turnover rate	113%

(1)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(2)	For the period October 22, 2003 (inception date) to July 31, 2004.
(3)	Per share amounts have been calculated using the monthly average shares method.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5)	The manager has reimbursed the fund for $28,700 in expenses for the period ended July 31, 2004. If such expenses were not reimbursed, the actual annualized expense ratio for Salomon Brothers Class C shares would have been 10.74%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

SB Convertible Fund -	22

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this Prospectus. The fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the fund at 125 Broad Street, New York, New York 10004 or calling your Financial Consultant.

You can also review the fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-212-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission’s web site at http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-04254)

125 Broad Street

New York, New York 10004

SBPRO    11/04    SAM0439    11/04

1-800-SALOMON

www.sbam.com

SMITH BARNEY DIVERSIFIED

STRATEGIC INCOME FUND

Class A, B, C and Y Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney

Diversified Strategic Income Fund

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

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Investments, risks and performance

Investment objective

The fund seeks high current income.

Principal investment strategies

Key investments The fund invests generally in a globally diverse portfolio of fixed income securities. Under normal circumstances, the fund invests primarily in bonds and related investments. The manager has broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities, with no specified minimum investment in any segment:

■	U.S. government obligations
■	Investment and non-investment grade U.S. and foreign corporate debt
■	Mortgage- and asset-backed securities
■	Investment and non-investment grade sovereign debt, including, without limit, issuers in emerging markets

Allocation The manager allocates and reallocates the fund’s assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type.

Maturity The fund will invest primarily in intermediate-term securities. As a result, the effective duration of the fund’s portfolio is normally expected to be between three and seven years.

Credit quality Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated below investment grade by a recognized statistical rating agency or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.” The fund may invest up to 20% of its total assets in emerging market debt rated below investment grade.

Selection process The manager uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund’s portfolio.

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Government and mortgage- and asset-backed securities  In selecting government and mortgage- and asset-backed securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

■	Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager’s economic and interest rate outlook
■	Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
■	Uses research to uncover inefficient sectors of the government and mortgage- and asset-backed markets and adjusts portfolio positions to take advantage of new information
■	Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government debt  In selecting foreign government debt, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The subadviser looks for:

■	Economic and political conditions within the issuer’s country
■	Overall and external debt levels and debt service ratios
■	Access to capital markets
■	Debt service payment history

U.S. and foreign corporate debt securities  In selecting U.S. and foreign corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit or demonstrate a potential for higher ratings over time. The manager considers the issuer’s:

■	Financial condition
■	Sensitivity to economic conditions and trends
■	Operating history
■	Experience and track record of management

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund’s portfolio
■	Interest rates decline, and the issuers of securities held by the fund pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
■	Interest rates increase, and slower than expected principal payments extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded. This risk is higher for below investment grade bonds, as described below
■	Adverse governmental action or political, economic or market instability affects a foreign country or region
■	An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
■	The manager’s or subadviser’s judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Below investment grade bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

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Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking high current income
■	Are willing to accept the risks of mortgage- and asset-backed securities, foreign securities and below investment grade bonds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart below shows performance of the fund’s Class B shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 4.55% in 2nd quarter 2003; Lowest: (2.13)% in 1st quarter 1994.

Year to date: 3.33% through 9/30/04.

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Average Annual Total Returns

for periods ended December 31, 2003

Class B	1 year	5 years	10 years	Since Inception	Inception Date
Return Before Taxes	6.90%	3.40%	5.06%	6.80%	12/28/89
Return After Taxes on Distributions(1)	4.93%	0.92%	2.23%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.42%	1.32%	2.50%	N/A
Other Classes (Return Before Taxes Only)
Class A	7.05%	3.12%	5.08%	5.80%	11/6/92
Class C(2)	10.51%	3.56%	5.07%	5.43%	3/19/93
Class Y	12.39%	4.41%	N/A	6.07%	10/10/95
Lehman Index*	4.10%	6.62%	6.95%	6.95%
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C and Class Y shares will vary.
(2)	Effective April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual total returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
*	The Lehman Brothers Aggregate Bond Index (the “Lehman Index”) is composed of the Government Credit Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index.

An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

Smith Barney Diversified Strategic Income Fund

  6

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%		None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	*	4.50%	1.00%	None
Annual fund operating expenses
(expenses deducted from fund assets)	Class A		Class B	Class C	Class Y
Advisory and administration fees	0.65%		0.65%	0.65%	0.65%
Distribution and service (12b-1) fee	0.25%		0.75%	0.70%	None
Other expenses	0.12%		0.14%	0.13%	0.03%

Total annual fund operating expenses	1.02%		1.54%	1.48%	0.68%
*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Mutual Funds

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Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$549	$760	$988	$1,642
Class B (redemption at end of period)	$607	$786	$939	$1,695	*
Class B (no redemption)	$157	$486	$839	$1,695	*
Class C (redemption at end of period)	$251	$468	$808	$1,768
Class C (no redemption)	$151	$468	$808	$1,768
Class Y (with or without redemption)	$69	$218	$379	$847
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or currency exchange rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund’s currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Equity securities Although the fund invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights. The portion of the fund’s portfolio invested in corporate debt securities normally includes non-convertible preferred stocks.

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  8

Zero coupon bonds Fixed income securities in which the fund may invest include zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Investments in corporate loans The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. The fund’s policy limiting its investments in illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

Forward roll transactions The fund may engage in forward roll transactions, in which the fund sells a mortgage security while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.

Eurodollar or Yankee obligations The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.

Investments in cash or money market instruments Up to 20% of the fund’s total assets may be invested in cash and money market instruments at any time. This restriction excludes amounts held in cash or money market funds to pay for securities purchased.

Portfolio turnover The fund may experience a high portfolio turnover rate, resulting in greater expenses to the fund, including transaction costs, which may reduce the fund’s performance. Active trading of securities may also increase taxable short-term capital gains or losses, which may affect the taxes paid by shareholders.

Smith Barney Mutual Funds

9

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment adviser and administrator (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The fund’s subadviser is Citigroup Asset Management Limited, which is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. The subadviser is primarily responsible for management of the fund’s foreign component. The manager, subadviser and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Roger Lavan, Peter J. Wilby, and Beth A. Semmel have been responsible for the day-to-day management for a portion of the fund’s portfolio since July,

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2002. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the manager and for the past five years, managing directors of Salomon Brothers Asset Management Inc, an affiliate of SBFM.

David M. Zahn and Olivier Asselin have been responsible for a portion of the fund’s portfolio since September, 2002. Mr. Zahn and Mr. Asselin for the past five years, have been employees of the fund’s investment subadviser, Citigroup Asset Management Limited, an affiliate of SBFM.

Mr. Zahn is a director of Citigroup Asset Management Limited and a vice president of CGM. Mr. Asselin is a managing director of Citigroup Asset Management Limited.

Advisory and administration fees For its services during the fiscal year ended July 31, 2004 the manager received an advisory fee equal to 0.45% of the fund’s average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund’s sub-transfer agents (the “sub-transfer agents”). The sub-transfer agents perform certain shareholder record keeping and accounting services.

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Recent developments In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies; Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Choosing a class of shares to buy

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose

Smith Barney Diversified Strategic Income Fund

12

the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) Plans

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 4.50%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	None
Exchange privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

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More information about the fund’s classes of shares is available through the Smith Barney Mutual funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. A distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	4.50%	4.71%	4.00%
$25,000 but less than $50,000	4.00	4.17	3.60
$50,000 but less than $100,000	3.50	3.63	3.15
$100,000 but less than $250,000	2.50	2.56	2.25
$250,000 but less than $500,000	1.50	1.52	1.35
$500,000 or more	-0-	-0-	up to 1.00	*
*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

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Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the applicable sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

■	by you, or
■	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

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If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at the net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

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Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Smith Barney Income Funds

Smith Barney Diversified Strategic Income Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan

You may authorize a Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■   Amounts transferred should be at least $25 monthly or $50 quarterly

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the applicable sub-transfer agent or consult the SAI.

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Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

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By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

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If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at either of the following addresses:

For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

Primerica Shareholder Services

(Specify fund and class of shares)

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Smith Barney Income Funds

Smith Barney Diversified Strategic Income Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

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By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call the Smith Barney Mutual Fund Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the applicable sub-transfer agent
■	Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

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■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Share certificates Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

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Dividends, distributions and taxes

Dividends and Distributions The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual U.S. shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you, if you are a U.S. shareholder, as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a

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capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Distributions of investment income, including short-term capital gains, to non-U.S. shareholders are subject to U.S. federal withholding tax. Recent legislation would generally exempt distributions of investment income attributable to interest income from U.S. sources and short-term capital gains from U.S. federal withholding tax for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

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Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. The fund’s currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair value is determined in accordance with procedures approved by the fund’s Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value procedures to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent’s close of business.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$6.52	$6.32	$6.74	$7.19	$7.46
Income (loss) from operations:
Net investment income	0.38	0.37	0.41	0.49	0.51
Net realized and unrealized gain/(loss)	0.13	0.22	(0.39)	(0.37)	(0.27)
Total income from operations	0.51	0.59	0.02	0.12	0.24
Less distributions from:
Net investment income	(0.34)	(0.37)	(0.37)	(0.57)	(0.51)
Capital	—	(0.02)	(0.07)	—	—
Total distributions	(0.34)	(0.39)	(0.44)	(0.57)	(0.51)
Net asset value, end of year	$6.69	$6.52	$6.32	$6.74	$7.19
Total return	7.93%	9.53%	0.32%	1.79%	3.35%
Net assets, end of year (000s)	$581,193	$595,373	$612,665	$612,268	$535,525
Ratios to average net assets:
Net investment income	5.67%	5.64%	6.14%	7.01%	6.93%
Expenses	1.02	1.02	1.04	1.00	1.03
Portfolio turnover rate	48%*	311%	211%	117%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding forward roll transactions. If forward roll transactions had been included, the portfolio turnover rate would have been 357%.

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For a Class B share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$6.55	$6.35	$6.77	$7.22	$7.48
Income (loss) from operations:
Net investment income	0.35	0.34	0.37	0.45	0.47
Net realized and unrealized gain/(loss)	0.13	0.22	(0.38)	(0.36)	(0.26)
Total income (loss) from operations	0.48	0.56	(0.01)	0.09	0.21
Less distributions from:
Net investment income	(0.31)	(0.34)	(0.34)	(0.54)	(0.47)
Capital	—	(0.02)	(0.07)	—	—
Total distributions	(0.31)	(0.36)	(0.41)	(0.54)	(0.47)
Net asset value, end of year	$6.72	$6.55	$6.35	$6.77	$7.22
Total return	7.35%	8.90%	(0.22)%	1.27%	2.98%
Net assets, end of year (000s)	$317,760	$435,139	$545,993	$790,351	$1,148
Ratios to average net assets:
Net investment income	5.16%	5.17%	5.71%	6.46%	6.46%
Expenses	1.54	1.51	1.51	1.53	1.50
Portfolio turnover rate	48%*	311%	211%	117%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding forward roll transactions. If forward roll transactions had been included, the portfolio turnover rate would have been 357%.

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For a Class C(1) share of beneficial interest outstanding throughout each year ended July 31:

	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$6.53	$6.34	$6.76	$7.21	$7.48
Income (loss) from operations:
Net investment income	0.35	0.33	0.37	0.47	0.48
Net realized and unrealized gain/(loss)	0.13	0.22	(0.38)	(0.38)	(0.28)
Total income (loss) from operations	0.48	0.55	(0.01)	0.09	0.20
Less distributions from:
Net investment income	(0.31)	(0.34)	(0.34)	(0.54)	(0.47)
Capital	—	(0.02)	(0.07)	—	—
Total distributions	(0.31)	(0.36)	(0.41)	(0.54)	(0.47)
Net asset value, end of year	$6.70	$6.53	$6.34	$6.76	$7.21
Total return	7.43%	8.84%	(0.16)%	1.27%	2.84%
Net assets, end of year (000s)	$138,059	$142,647	$145,921	$153,302	$146,086
Ratios to average net assets:
Net investment income	5.21%	5.16%	5.68%	6.57%	6.50%
Expenses	1.48	1.50	1.51	1.49	1.46
Portfolio turnover rate	48%*	311%	211%	117%	110%

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding forward roll transactions. If forward roll transactions had been included, the portfolio turnover rate would have been 357%.

Smith Barney Diversified Strategic Income Fund

32

For a Class Y share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$6.52	$6.33	$6.74	$7.20	$7.46
Income (loss) from operations:
Net investment income	0.40	0.39	0.43	0.51	0.53
Net realized and unrealized gain/(loss)	0.13	0.21	(0.38)	(0.37)	(0.26)
Total income from operations	0.53	0.60	0.05	0.14	0.27
Less distributions from:
Net investment income	(0.36)	(0.39)	(0.39)	(0.60)	(0.53)
Capital	—	(0.02)	(0.07)	—	—
Total distributions	(0.36)	(0.41)	(0.46)	(0.60)	(0.53)
Net asset value, end of year	$6.69	$6.52	$6.33	$6.74	$7.20
Total return	8.28%	9.71%	0.80%	2.00%	3.83%
Net assets, end of year (000s)	$133,440	$127,327	$130,326	$146,140	$157,526
Ratio to average net assets:
Net investment income	6.02%	5.99%	6.50%	7.30%	7.28%
Expenses	0.68	0.67	0.68	0.70	0.69
Portfolio turnover rate	48%*	311%	211%	117%	110%

(1)	Per share amounts have been calculated using the monthly average shares method.
*	Excluding forward roll transactions. If forward roll transactions had been included, the portfolio turnover rate would have been 357%.

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33

Smith Barney Diversified Strategic Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445) or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04254)

FD  1209 11/04

SMITH BARNEY

EXCHANGE RESERVE FUND

Class B and C Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney

Exchange Reserve Fund

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

You should know:  An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

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1

Investments, risks and performance

Investment objective

The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the Federal Deposit Insurance Corporation (FDIC) or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, time deposits, bankers’ acceptances, asset-backed securities, repurchase agreements and other short-term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.

Minimum credit quality. The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized statistical rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

Maximum maturity. The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process In selecting investments for the fund, the manager looks for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers offering minimal credit risk
■	Maturities consistent with the manager’s outlook for interest rates

All investments involve some degree of risk. However, the fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the board of trustees based on special rules for money market funds adopted under federal law.

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The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds if:

■	Interest rates rise sharply
■	An issuer or guarantor of the fund’s securities defaults, or has its credit rating downgraded
■	The manager’s judgment about the value or credit quality of a particular security proves to be incorrect

The fund invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the fund’s foreign bank securities may go down because of unfavorable government actions or political instability. Compared to U.S. banks, there may be less publicly available information about foreign banks. In addition, foreign banks are not subject to uniform accounting, auditing and financial reporting standards of U.S. banks. A decline in a foreign currency relative to the U.S. dollar may indirectly increase credit risk and default risk attributable to foreign bank obligations in which the fund invests.

Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking current income
■	Are looking for an investment with lower risk than most other types of funds
■	Are looking to allocate a portion of your assets to money market securities

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3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury Bill Index. The bar chart and the information below show the performance of the fund’s Class B shares. Unlike the bar chart, the performance for Class B and C shares in the Average Annual Total Return table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 1.35% in 4th quarter 2000; Lowest: 0.03% in 2nd quarter 2003.

Year to date: 0.15% through 9/30/04.

Average Annual Total Returns

for periods ended December 31, 2003

	1 year	5 years	10 years	Since Inception	Inception Date
Class B	(4.87)%	2.37%	3.39%	4.22%	7/8/86
Class C	(0.87)%	2.53%	n/a	3.43%	11/7/94
90-day T-bill	1.03%	3.34%	4.18%	n/a

	Class B	Class C
7-day yield as of December 31, 2003:	0.10%	0.10%

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  4

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class B		Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	(1)	None	(1)
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	4.50%	(2)	1.00%	(2)
Annual fund operating expenses
(expenses deducted from fund assets)	Class B		Class C
Advisory and administration fees(3)	0.50%		0.50%
Distribution and service (12b-1) fees	0.50%		0.50%
Other expenses	0.21%		0.22%

Total annual fund operating expenses(3)	1.21%		1.22%

(1)	Shares of the fund may be acquired by the general public only through the exchange of Class B or Class C shares of other Smith Barney mutual funds. Exchanges are made at net asset value, without a front-end sales charge. Shares of the fund may, however, be acquired directly through certain retirement programs.
(2)	Class B or Class C shares of the fund acquired through exchanges with shares of other Smith Barney mutual funds are subject to the deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares, and 1.00% or less for Class C shares. Effective April 29, 2004, Class L shares were renamed Class C shares.
(3)	The manager has voluntarily undertaken to waive a portion of its advisory fee and/or to reimburse the fund for a portion of its operating expenses to maintain a minimum yield at the annualized rate of 0.10%. This waiver and/or reimbursement may be terminated at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

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5

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class B (redemption at end of period)	$573	$684	$765	$1.285	*
Class B (no redemption)	$123	$384	$665	$1,285	*
Class C (redemption at end of period)	$224	$387	$670	$1,477
Class C (no redemption)	$124	$387	$670	$1,477
*	Assumes conversion to Class A shares of Cash Portfolio of Smith Barney Money Funds Inc. approximately eight years after purchase.

Management

Manager The fund’s investment adviser and administrator (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of secu-rities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any divi- sion, department or affiliate of Citigroup in the course of those relation-ships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Advisory and administration fees For its services during the fiscal year ended July 31, 2004, the manager received an advisory fee net of waivers and reimbursements equal to 0.07% of the fund’s average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund’s average daily net assets.

Smith Barney Exchange Reserve Fund

  6

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services to serve as the fund’s sub-transfer agents (the “sub-transfer agents”). The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.

Recent developments In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to

Smith Barney Mutual Funds

7

CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Choosing a class of shares to buy

You can buy shares of the fund only by exchanging Class B or Class C shares of other Smith Barney mutual funds (in limited circumstances, you also may be able to buy shares of the fund directly through an investment in a qualified or non-qualified retirement plan). You should consult your Service Agent (defined below) for more information.

Class B and Class C shares have different sales charges and expenses. Class C shares have a lower deferred sales charge and a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares of the Smith Barney Money Funds, Inc.—Cash Portfolio (“Cash Portfolio”), and Class C shares do not, Class B shares may be more attractive to long-term investors.

There are other variables in share class expenses. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class.

Smith Barney Exchange Reserve Fund

  8

You may buy shares from:

■	Certain broker-dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Not all classes of shares are available through all Service Agents. You should contact your Service Agent or consult the SAI for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the nature of your investment account. Whether you are exchanging into the fund or buying shares directly through a qualified or non-qualified retirement plan, you must satisfy these minimums.

	Initial	Additional
General	$1,000	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$50
Qualified Retirement Plans*	$25	$25
Simple IRAs	$1	$1
Primerica Shareholder Services offers monthly Systematic Investment Plans	$25	$25
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Smith Barney Mutual Funds

9

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class B	Class C
Key features

■  Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

■  No initial sales charge

■  Deferred sales charge declines over time

■  Converts to Class A shares of Cash Portfolio after approximately 8 years

■  Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

■  No initial sales charge

■  Deferred sales charge for only 1 year

■  Does not convert to Class A shares of Cash Portfolio

Initial sales charge	None	None

Deferred sales charge	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1% if you redeem within 1 year of purchase
Annual distribution and service fees	0.50% of average daily net assets	0.50% of average daily net assets
Exchange Privilege*	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

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10

Sales charges

Class B shares

Class B shares may be purchased directly only by certain qualified and non-qualified retirement plans. You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents may also receive a service fee at an annual rate equal to 0.10% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares of Cash Portfolio. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares of Cash Portfolio as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares of Cash Portfolio

Class C shares

Class C shares may be purchased directly only by certain qualified and non-qualified retirement plans. You buy Class C shares of the fund without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

You may buy Class C shares of other Smith Barney mutual funds (from which you may exchange into the fund) at net asset value.

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11

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

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Buying shares

Available only by exchanging shares

Generally, you may buy shares of the fund only by exchanging Class B or Class C shares of another Smith Barney mutual fund, except that:

■   Class B and Class C shares may be purchased directly by certain qualified and non-qualified retirement plans

You should contact your Service Agent to exchange into the fund from other Smith Barney funds.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Smith Barney Income Funds

Smith Barney Exchange Reserve Fund

Class B or Class C (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■   For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

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13

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■   You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■   Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

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14

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

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If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
By mail

For accounts held directly at the fund, send written requests to the fund at the applicable addresses:

For clients of a PFS Investments Inc. Registered Representative, write Primerica Shareholder Services at the following address:

Primerica Shareholder Services

(Specify fund and class of shares)

P.O. Box 9662

Providence, RI 02940-9662

For all other investors, send your request to PFPC Inc. at the following address:

Smith Barney Income Funds

Smith Barney Exchange Reserve Fund

Class B or Class C (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■   The name of the fund and your account number

■   The class of shares and the dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

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By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The applicable sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The  following conditions apply:

■   Your shares must not be represented by certificates

■   All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds

17

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the applicable sub-transfer agent
■	Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Exchange Reserve Fund

18

■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Share certificates Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Smith Barney Mutual Funds

19

Dividends, distributions and taxes

Dividends and Distributions The fund generally declares a dividend of substantially all of its net investment income on each day the NYSE is open. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to the extent of any deferred sales charge
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. The fund anticipates that it will normally not earn or distribute any long-term capital gains.

Distributions of investment income, including short-term capital gains, to non-U.S. shareholders are subject to U.S. federal withholding tax. Recent legislation would generally exempt distributions of investment income attributable to interest income from U.S. sources and short-term capital gains from U.S. federal withholding tax for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008.

After the end of each year, the fund will provide you with information about the distributions and dividends you received during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to

Smith Barney Exchange Reserve Fund

20

back-up withholding of your distributions and dividends. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund systematically amortizes over the remaining life of a security the difference between the principal amount due at maturity and the original cost of the security to the fund.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent’s close of business.

Smith Barney Mutual Funds

21

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The following tables have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.001	0.003	0.010	0.044	0.046
Dividends from net investment income and/or realized gains	(0.001)	(0.003)	(0.010)	(0.044)	(0.046)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(2)	0.10%	0.30%	1.04%	4.50%	4.72%
Net assets, end of year (millions)	$91	$128	$164	$91	$95
Ratios to average net assets:
Expenses(3)	0.99%	1.12%	1.19%	1.25%	1.25%
Net investment income	0.10	0.31	1.03	4.37	4.59

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3)	The manager waived a portion of its advisory fee for the years ended July 31, 2004 and 2003. If such fees were not waived and/or expenses not reimbursed, the actual expense ratios would have been as follows:

	2004	2003
Class B	1.21%	1.17%

Smith Barney Exchange Reserve Fund

22

For a Class C* share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.001	0.003	0.010	0.044	0.046
Dividends from net investment income	(0.001)	(0.003)	(0.010)	(0.044)	(0.046)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(2)	0.11%	0.29%	1.02%	4.47%	4.68%
Net assets, end of year (millions)	$114	$91	$78	$41	$29
Ratios to average net assets:
Expenses(3)	0.99%	1.13%	1.22%	1.27%	1.26%
Net investment income	0.11	0.28	0.98	4.22	4.59

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3)	The manager waived a portion of its advisory fee for the years ended July 31, 2004 and 2003. If such fees were not waived and/or expenses not reimbursed the actual expense ratios would have been as follows:

	2004	2003
Class C	1.22%	1.20%

*	On April 29, 2004, Class L shares were renamed Class C shares.

Smith Barney Mutual Funds

23

Smith Barney Exchange Reserve Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04254)

FD 1208 11/04

                                   PROSPECTUS

                                  SMITH BARNEY
                                HIGH INCOME FUND

Class A, B, C, and Y Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

SMITH BARNEY HIGH INCOME FUND

                  CONTENTS
Investments, risks and performance                             2

More on the fund's investments                                 7

Management                                                     9

Choosing a class of shares to buy                             12

Comparing the fund's classes                                  13

Sales charges                                                 15

More about deferred sales charges                             19

Buying shares                                                 20

Exchanging shares                                             21

Redeeming shares                                              23

Other things to know about share transactions                 25

Dividends, distributions and taxes                            27

Share price                                                   29

Financial highlights                                          30

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

1                                                      Smith Barney Mutual Funds

INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the manager to be of similar credit quality. The fund will not invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and the Standard & Poor's Division of The
McGraw-Hill Companies, Inc.

The fund may invest in fixed income securities denominated either in U.S.
dollars or foreign currencies, and may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in developing countries. The fund's investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity of between five and ten years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

SELECTION PROCESS The manager attempts to minimize the risk of any individual security by diversifying the fund's investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed income securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

..    Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market

..    "Fallen angels" or companies that are repositioning in the marketplace which the manager believes are temporarily undervalued

..    Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

Smith Barney High Income Fund                                                  2

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..    The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is greater for high income bonds than for bonds of higher credit quality

..    Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

..    Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or political, economic or market instability in a foreign country or region

..    An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

..    The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as
"junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

Some foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

3                                                      Smith Barney Mutual Funds

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

..    Are seeking high current income

..    Are willing to accept the credit and interest rate risks of a fund that invests in high yield securities

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund's average annual total returns compare with the returns of a broad-based securities market index. The bar chart below shows performance of the fund's Class B shares, but does not reflect the impact of sales charges
(loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, and Y shares in the Average Annual
Total Returns table reflects the impact of the maximum sales charge (load)
applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                          TOTAL RETURN: CLASS B SHARES

[RISK RETURN BAR CHART]

1994                            -5.04
1995                            17.53
1996                            12.37
1997                            12.47
1998                            -0.33
1999                             2.34
2000                            -9.46
2001                            -5.24
2002                            -3.99
2003                            26.74

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS

(for periods shown in the bar chart)
Highest: 9.63% in 2nd quarter 2003;  Lowest: (7.20)% in 3rd quarter 2001.
Year to date: 5.07% through 9/30/04.

Smith Barney High Income Fund                                                  4

                          AVERAGE ANNUAL TOTAL RETURNS
                          FOR PERIODS ENDED 12/31/2003

                                                            SINCE    INCEPTION
                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE

CLASS B                                                                9/2/86

Return Before Taxes         22.24%     1.21%     4.15%       6.43%
Return After Taxes          18.19%    (2.60%)    0.36%        n/a
on Distributions(1)
Return After Taxes          14.21%    (1.35%)    1.15%        n/a
on Distributions and
Sale of Fund Shares(1)

OTHER CLASSES

(Return before taxes only)

CLASS A                     21.50%     0.88%     4.18%       5.68%    11/6/92

CLASS C(2)                  25.65%     1.37%      n/a        5.00%    8/24/94

CLASS Y                     27.64%     2.19%      n/a        4.34%     2/5/96

Citigroup High Yield        28.72%     3.25%     6.11%        n/a        *
Market 7-10 Year Index*

----------
(1)  After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C, and
     Class Y shares will vary.
(2)  Effective April 29, 2004, Class L shares were renamed Class C shares.
     Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual total returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
 *   The Citigroup High Yield Market 7-10 Year Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than 10 years.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

5                                                      Smith Barney Mutual Funds

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.
                                SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS C   CLASS Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)        4.50%     None      None      None
Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)                     None*     4.50%     1.00%     None

                         ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS C    CLASS Y

Advisory and administration fees**     0.60%     0.60%     0.60%      0.60%
Distribution and service (12b-1) fee   0.25%     0.75%     0.70%      None
Other expenses                         0.08%     0.10%     0.08%      0.01%
                                       -----     -----     -----      -----
Total annual fund operating expenses   0.93%     1.45%     1.38%      0.61%
                                       =====     =====     =====      =====

*You may buy Class A shares in amounts of $500,000 or more at net asset value
(without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**Effective July 1, 2004 the fund's Board changed the administration fee from
0.20% to 0.10%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.
The example assumes:

..    You invest $10,000 in the fund for the period shown

..    Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance

..    You reinvest all distributions and dividends without a sales charge

..    The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       NUMBER OF YEARS YOU OWN YOUR SHARES

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A (with or without
redemption)                         $541     $733      $942      $1,542
Class B (redemption at end of
period)                             $598     $759      $892      $1,594*
Class B (no redemption)             $148     $459      $792      $1,594*
Class C (redemption at end of
period)                             $241     $437      $755      $1,657
Class C (no redemption)             $141     $437      $755      $1,657
Class Y (with or without
redemption)                         $ 62     $195      $340      $  762

*Assumes conversion to Class A shares approximately eight years after purchase

Smith Barney High Income Fund                                                  6

MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

..    To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates

..    As a substitute for buying or selling securities

..    As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure.
Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

EQUITY SECURITIES The fund may invest up to 20% of its assets in common stock or other equity securities. In selecting equity securities for the fund's portfolio, the manager considers both quantitative and qualitative factors, including potential for growth and dividend yield.

INVESTMENTS IN CORPORATE LOANS The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinated. Investments in uncollateralized and/or subordinated loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans, which are also subject to the risks generally associated with investments in illiquid securities.

CONVERTIBLE SECURITIES The fund may invest in fixed income securities that are convertible into shares of common stock of their issuer. These

7                                                      Smith Barney Mutual Funds

securities share investment characteristics of both fixed income and equity securities. The value of a convertible security tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates, compared with fixed income securities that are not convertible.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's Statement of Additional
Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney High Income Fund                                                  8

MANAGEMENT

MANAGER The fund's investment adviser and administrator (the "manager") is Smith
Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets
Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York
10022. The manager selects the fund's investments and oversees its operations.
The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers.
However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Peter J.  Wilby and  Beth A.  Semmel have  been responsible  for the  day-to-day management of the fund's portfolio since July 2002. Mr. Wilby and Ms. Semmel are investment  officers  of  the manager  and  for  the past  five  years, managing directors of Salomon Brothers Asset Management Inc, an affiliate of SBFM.

ADVISORY AND ADMINISTRATION FEES For its services during the fiscal year ended
July 31, 2004, the manager received an advisory fee and an administration fee equal to 0.50% and 0.19%, respectively, of the fund's average daily net assets.
Effective July 1, 2004, the fund pays administration fees at the annual rate of
0.10% of its average daily net assets. Prior to that date, the administration fee was 0.20% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing,

9                                                      Smith Barney Mutual Funds

promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb
("Citigroup Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and service agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

RECENT DEVELOPMENTS In connection with an investigation previously disclosed by
Citigroup, the Staff of the Securities and Exchange Commission (SEC) has
notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies;
Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and
two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with
CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various
CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM

Smith Barney High Income Fund                                                 10

disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance,
Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

11                                                     Smith Barney Mutual Funds

CHOOSING A CLASS OF SHARES TO BUY

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

..    How much you plan to invest.

..    How long you expect to own the shares.

..    The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.

..    Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

..    Certain broker/dealers, financial intermediaries, financial institutions or the distributor's financial consultants (each called a "Service Agent").

..    The fund, but only if you are investing through certain qualified plans or
     Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                INITIAL              ADDITIONAL
                                     CLASSES A, B, C     CLASS Y     ALL CLASSES

General                                    $1,000      $15 million       $50
IRAs, Self Employed Retirement
Plans, Uniform Gifts or Transfers
to Minor Accounts                          $  250      $15 million       $50
Qualified Retirement Plans*                $   25      $15 million       $25
Simple IRAs                                $    1              n/a       $ 1
Monthly Systematic Investment Plans        $   25              n/a       $25
Quarterly Systematic Investment
Plans                                      $   50              n/a       $50

*Qualified Retirement Plans are retirement plans qualified under Section
403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Smith Barney High Income Fund                                                 12

COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service
Agent receives different compensation depending upon which class you choose.

                                CLASS A                CLASS B                CLASS C                CLASS Y
KEY FEATURES              - Initial sales        - No initial sales     - No initial sales     - No initial or
                            charge                 charge                 charge                 deferred sales
                          - You may qualify      - Deferred sales       - Deferred sales         charge
                            for reduction or       charge declines        charge for only 1    - Must invest at
                            waiver of initial      over time              year                   least $15 million
                            sales charge         - Converts to Class    - Does not convert     - Lower annual
                          - Lower annual           A after                to Class A             expenses than the
                            expenses than          approximately 8      - Higher annual          other classes
                            Class B and Class      years                  expenses than
                            C                    - Higher annual          Class A
                                                   expenses than
                                                   Class A
-----------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE      Up to 4.50%;           None                   None                   None
                          reduced for large
                          purchases and
                          waived for
                          certain
                          investors. No
                          charge for
                          purchases of
                          $500,000 or more
-----------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE     1.00% on               Up to 4.50%            1.00% if you           None
                          purchases of           charged when you       redeem within 1
                          $500,000 or more       redeem shares.         year of purchase
                          if you redeem          The charge is
                          within 1 year of       reduced over time
                          purchase               and there is no
                                                 deferred sales
                                                 charge after 5
                                                 years
-----------------------------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION       0.25% of average       0.75% of average       0.70% of average       None
AND SERVICE FEES          daily net assets       daily net assets       daily net assets
-----------------------------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*       Class A shares of      Class B shares of      Class C shares of      Class Y shares of
                          most Smith Barney      most Smith Barney      most Smith Barney      most Smith Barney
                          funds                  funds                  funds                  funds
-----------------------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

13                                                     Smith Barney Mutual Funds

More information about the fund's classes of shares is available through the
Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

..    the front-end sales charges that apply to the purchase of Class A shares

..    the deferred sales charges that apply to the redemption of Class B and
     Class C shares

..    who qualifies for lower sales charges on Class A shares

..    who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

Smith Barney High Income Fund                                                 14

SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by
Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                 SALES CHARGE   SALES CHARGE   BROKER/DEALER
                                  AS A % OF      AS A % OF       COMMISSION
                                   OFFERING      NET AMOUNT       AS % OF
      AMOUNT OF PURCHASE            PRICE         INVESTED     OFFERING PRICE
Less than $25,000                    4.50           4.71             4.00
$25,000 but less than $50,000        4.00           4.17             3.60
$50,000 but less than $100,000       3.50           3.63             3.15
$100,000 but less than $250,000      2.50           2.56             2.25
$250,000 but less than $500,000      1.50           1.52             1.35
$500,000 or more                     0.00           0.00          up to 1.00*

----------
*    The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the
     Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of
1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus

15                                                     Smith Barney Mutual Funds

relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege -- lets you combine the current total value of all Class
A shares of the fund and other Smith Barney funds that are owned

..    by you, or

..    by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and other Smith
Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

..    Employees of NASD members

..    Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM

..    Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual

Smith Barney High Income Fund                                                 16

Funds'  website: http://www.smithbarneymutualfunds.com and click  on the name of the fund.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE     1ST    2ND   3RD   4TH   5TH   6TH THROUGH 8TH

Deferred sales charge  4.50%   4%   3%   2%   1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                         Shares issued:         Shares issued:
                         On reinvestment        Upon exchange
Shares issued:           of dividends and       from another
At initial purchase      distributions          Smith Barney fund

Approximately eight      In same proportion     On the date the
years after the date     as the number of       shares originally
of purchase payment      Class B shares         acquired would have
                         converting is to       converted into Class
                         total Class B shares   A shares
                         you own (excluding
                         shares issued as a
                         dividend)

17                                                     Smith Barney Mutual Funds

CLASS C SHARES

You buy Class C shares at the net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney High Income Fund                                                 18

MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..    Shares exchanged for shares of another Smith Barney fund

..    Shares representing reinvested distributions and dividends

..    Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

..    On payments made through certain systematic withdrawal plans

..    On certain distributions from a retirement plan

..    For involuntary redemptions of small account balances

..    For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds'
website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

19                                                     Smith Barney Mutual Funds

BUYING SHARES

           Through a   You should contact your Service Agent to open a brokerage
       Service Agent   account and  make arrangements to buy shares.
                       If you do not provide the following information, your
                       order will be rejected: - Class of shares being bought -
                       Dollar amount or number of shares being bought Your
                       Service Agent may charge an annual account maintenance
                       fee.
--------------------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other investors
                fund   who are clients of certain Service Agents are eligible to
                       buy shares directly from the fund.
                       . Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           SMITH BARNEY HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC INC.
                           P.O. BOX 9699
                           PROVIDENCE, RI 02940-9699
                       . Enclose a check to pay for the shares. For initial
                         purchases, complete and send an account application.
                       . For more information, please call Smith Barney Mutual
                         Funds Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the
          systematic   sub-transfer agent to transfer funds automatically from
     investment plan   (i) a regular bank account, (ii) cash held in a brokerage
                       account opened with a Service Agent or (iii) certain
                       money market funds, in order to buy shares on a regular
                       basis.
                       . Amounts transferred should be at least $25 monthly or
                         $50 quarterly
                       . If you do not have sufficient funds in your account on
                         a transfer date, your Service Agent or the sub-transfer
                         agent may charge you a fee
                       For more information, contact your Service Agent or the
                       sub-transfer agent or consult the SAI.

Smith Barney High Income Fund                                                 20

EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to exchange into
       a distinctive   other Smith Barney funds. Be sure to read the
     family of funds   prospectus of the Smith Barney fund into which you are
    tailored to help   exchanging. An exchange is a taxable transaction.
    meet the varying
       needs of both   . You  may exchange shares only for shares of the same
     large and small     class of another Smith Barney fund.  Not all Smith
           investors     Barney funds offer all classes.
                       . Not all Smith Barney funds may be offered in your state
                         of residence. Contact your Service Agent or the
                         transfer agent for further information.
                       . Exchanges of Class A, Class B, and Class C shares are
                         subject to minimum investment requirements (except for
                         systematic investment plan exchanges), and all shares
                         are subject to the other requirements of the fund into
                         which exchanges are made.
                       . If you hold share certificates, the sub-transfer agent
                         must receive the certificates endorsed for transfer or
                         with signed stock powers (documents transferring
                         ownership of certificates) before the exchange is
                         effective.
                       . The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of
                         exchanges.
--------------------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial sales
          additional   charge at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will continue to be
                       measured from the date of your original purchase of
                       shares subject to a deferred sales charge. If the fund
                       into which you exchange has a higher deferred sales
                       charge, you will be subject to that charge. If you
                       exchange at any time into a fund with a lower charge, the
                       sales charge will not be reduced.

21                                                     Smith Barney Mutual Funds

        By telephone   If you do not have a brokerage account with a Service
                       Agent, you may be eligible to exchange shares through
                       the fund. You must complete an authorization form to
                       authorize telephone transfers. If eligible, you may make
                       telephone exchanges on any day the New York Stock
                       Exchange, Inc. ("NYSE") is open. Call Smith Barney Mutual
                       Funds Shareholder Services at 1-800-451-2010 between
                       9:00 a.m. and 4:00 p.m. (Eastern time).
                       Requests received after the close of regular trading
                       on the NYSE are priced at the net asset value next
                       determined.

                       You can make telephone exchanges only between accounts
                       that have identical registrations.
--------------------------------------------------------------------------------
             By mail   If you do not have a brokerage account, contact your
                       Service Agent or write to the sub-transfer agent at the
                       address on the following page.

Smith Barney High Income Fund                                                 22

REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares of the fund.
                       If you hold share certificates, the sub-transfer agent
                       must receive the certificates endorsed for transfer or
                       with signed stock powers (documents transferring
                       ownership of certificates) before the redemption is
                       effective. If the shares are held by a fiduciary or
                       corporation, other documents may be required.
                       Your redemption proceeds will be sent within three
                       business days after your request is received in good
                       order. However, if you recently purchased your shares by
                       check, your redemption proceeds will not be sent to you
                       until your original check clears, which may take up to 15
                       days. If you have a brokerage account with a Service
                       Agent, your redemption proceeds will be placed in your
                       account and not reinvested without your specific
                       instruction. In other cases, unless you direct otherwise,
                       your redemption proceeds will be paid by check mailed to
                       your address of record.
--------------------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send written
                       requests to the fund at the following address:
                            SMITH BARNEY INCOME FUNDS
                            SMITH BARNEY HIGH INCOME FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC INC.
                            P.O. BOX 9699
                            PROVIDENCE, RI 02940-9699

                       Your written request must provide the following:
                       . The name of the fund and your account number
                       . The class of shares and the dollar amount or number of
                         shares to be redeemed
                       . Signatures of each owner exactly as the account is
                         registered

23                                                     Smith Barney Mutual Funds

        By telephone   If you do not have a brokerage account with a Service
                       Agent, you may be eligible to redeem shares (except
                       those held in retirement plans) in amounts up to $50,000
                       per day through the fund. You must complete an
                       authorization form to authorize telephone redemptions.
                       If eligible, you may request redemptions by telephone on
                       any day the NYSE is open. Call Smith Barney Mutual Funds
                       Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                       and 4:00 p.m. (Eastern time). Requests received after
                       the close of regular trading on the NYSE are priced at
                       the net asset value next determined.
                       Your redemption proceeds can be sent by check to your
                       address of record or by wire or electronic transfer (ACH)
                       to a bank account designated on your authorization form.
                       You must submit a new authorization form to change the
                       bank account designated to receive wire or electronic
                       transfers and you may be asked to provide certain other
                       documents. The sub-transfer agent may charge a fee on a
                       wire or electronic transfer (ACH).
--------------------------------------------------------------------------------
           Automatic   You can arrange for the automatic redemption of a portion
                cash   of your shares on a monthly or quarterly basis. To
          withdrawal   qualify you must own shares of the fund with a value of
               plans   at least $10,000 ($5,000 for retirement plan accounts)
                       and each automatic redemption must be at least $50. If
                       your shares are subject to a deferred sales charge, the
                       sales charge will be waived if your automatic payments
                       do not exceed 1.00% per month of the value of your
                       shares subject to a deferred sales charge.

                       The following conditions apply:
                       . Your shares must not be represented by certificates
                       . All dividends and distributions must be reinvested

                       For more information, contact your Service Agent or
                       consult the SAI.

Smith Barney High Income Fund                                                 24

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:

..    Name of the fund

..    Your account number

..    Class of shares being bought, exchanged or redeemed

..    Dollar amount or number of shares being bought, exchanged or redeemed

..    Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

..    Are redeeming over $50,000

..    Are sending signed share certificates or stock powers to the sub-transfer agent

..    Instruct the sub-transfer agent to mail the check to an address different from the one on your account

..    Changed your account registration

..    Want the check paid to someone other than the account owner(s)

..    Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..    Suspend the offering of shares

..    Waive or change minimum and additional investment amounts

..    Reject any purchase or exchange order

..    Change, revoke or suspend the exchange privilege

..    Suspend telephone transactions

25                                                     Smith Barney Mutual Funds

..    Suspend or postpone redemptions of shares on any day when trading on the
     NYSE is restricted, or as otherwise permitted by the SEC

..    Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have
60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Smith Barney High Income Fund                                                 26

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in
December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold.
You do not pay a sales charge on reinvested distributions or dividends.
Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.
The following table summarizes the tax status to you, if you are a U.S.
shareholder, of certain transactions related to the fund.

           TRANSACTION                    FEDERAL TAX STATUS
Redemption or exchange of shares   Usually capital gain or loss;
                                   long-term only if shares owned
                                   more than one year
Long-term capital gain             Long-term capital gain
  distributions
Dividends                          Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds.
Because each

27                                                     Smith Barney Mutual Funds

shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The  above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your  own tax adviser with respect to  the
U.S. tax consequences to you of an investment in the fund.

Smith Barney High Income Fund                                                 28

SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. The fund's currency conversions are done when the London Stock
Exchange closes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the
NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

29                                                     Smith Barney Mutual Funds

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(1)  2003(1)  2002(1)  2001(1)  2000(1)
--------------------------------------------------------------------------------
Net asset value, beginning of year   $ 6.62   $ 5.97   $ 7.52   $ 9.43   $10.30
--------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)             0.55     0.62     0.72     0.96     1.04
  Net realized and unrealized gain
    (loss)(2)                          0.23     0.69    (1.50)   (1.88)   (0.95)
--------------------------------------------------------------------------------
Total income (loss) from operations    0.78     1.31    (0.78)   (0.92)    0.09
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.59)   (0.61)   (0.69)   (0.99)   (0.96)
  Capital                             (0.02)   (0.05)   (0.08)   (0.00)*     --
--------------------------------------------------------------------------------
Total distributions                   (0.61)   (0.66)   (0.77)   (0.99)   (0.96)
--------------------------------------------------------------------------------
Net asset value, end of year         $ 6.79   $ 6.62   $ 5.97   $ 7.52   $ 9.43
--------------------------------------------------------------------------------
Total return                          12.16%   23.23%  (11.21)% (10.33)%   0.93%
--------------------------------------------------------------------------------
Net assets, end of year (millions)     $438     $421   $  319    $ 384   $  412
--------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.03%    1.07%    1.08%    1.06%    1.08%
  Net investment income(2)             7.97     9.76    10.31    11.30    10.43
--------------------------------------------------------------------------------
Portfolio turnover rate                  44%      53%      83%      82%      65%
--------------------------------------------------------------------------------

----------
(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Effective August 1, 2001, the fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, those amounts would have been $0.72, ($1.50) and 10.43% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August
     1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

Smith Barney High Income Fund                                                 30

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(1)  2003(1)  2002(1)  2001(1)  2000(1)
--------------------------------------------------------------------------------
Net asset value, beginning of year   $ 6.64   $ 5.99   $ 7.53   $ 9.44   $10.31
--------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)             0.51     0.59     0.68     0.91     0.98
  Net realized and unrealized gain
    (loss)(2)                          0.25     0.68    (1.49)   (1.88)   (0.94)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                           0.76     1.27    (0.81)   (0.97)    0.04
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.56)   (0.57)   (0.65)   (0.94)   (0.91)
  Capital                             (0.02)   (0.05)   (0.08)   (0.00)*     --
--------------------------------------------------------------------------------
Total distributions                   (0.58)   (0.62)   (0.73)   (0.94)   (0.91)
--------------------------------------------------------------------------------
Net asset value, end of year         $ 6.82   $ 6.64   $ 5.99   $ 7.53   $ 9.44
--------------------------------------------------------------------------------
Total return                          11.72%   22.45%  (11.53)% (10.82)%   0.40%
--------------------------------------------------------------------------------
Net assets, end of year (millions)     $353     $392   $  330   $  463   $  615
--------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.55%    1.57%    1.57%    1.56%    1.57%
  Net investment income(2)             7.46     9.31     9.82    10.78     9.87
--------------------------------------------------------------------------------
Portfolio turnover rate                  44%      53%      83%      82%      65%
--------------------------------------------------------------------------------

----------
(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Effective August 1, 2001, the fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, those amounts would have been $0.69, ($1.50) and 9.94% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August
     1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

31                                                     Smith Barney Mutual Funds

FOR A CLASS C(1) SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(2)  2003(2)  2002(2)   2001(2) 2000(2)
--------------------------------------------------------------------------------
Net asset value, beginning of year   $ 6.65   $ 6.00   $ 7.54   $ 9.46   $10.32
--------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)             0.52     0.59     0.69     0.91     0.99
  Net realized and unrealized gain
    (loss)(3)                          0.24     0.69    (1.49)   (1.88)   (0.94)
--------------------------------------------------------------------------------
Total income (loss) from operations    0.76     1.28    (0.80)   (0.97)    0.05
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.57)   (0.58)   (0.66)   (0.95)   (0.91)
  Capital                             (0.02)   (0.05)   (0.08)   (0.00)*     --
--------------------------------------------------------------------------------
Total distributions                   (0.59)   (0.63)   (0.74)   (0.95)   (0.91)
--------------------------------------------------------------------------------
Net asset value, end of year         $ 6.82   $ 6.65   $ 6.00   $ 7.54   $ 9.46
--------------------------------------------------------------------------------
Total return                          11.64%   22.55%  (11.43)% (10.83)%   0.57%
--------------------------------------------------------------------------------
Net assets, end of year (millions)   $  230   $  217   $  146   $  166   $  122
--------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.48%    1.50%    1.51%    1.49%    1.51%
  Net investment income(3)             7.53     9.31     9.88    10.88     9.96
--------------------------------------------------------------------------------
Portfolio turnover rate                  44%      53%      83%      82%      65%
--------------------------------------------------------------------------------

----------
(1)  On April 29, 2004, Class L shares were renamed Class C shares.
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  Effective August 1, 2001, the fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, those amounts would have been $0.69, ($1.49) and 10.00% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August
     1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

Smith Barney High Income Fund                                                 32

FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(1)  2003(1)  2002(1)  2001(1)  2000(1)
-------------------------------------------------------------------------------
Net asset value, beginning of year   $ 6.65   $ 6.00   $ 7.55   $ 9.46   $10.33
-------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)             0.56     0.65     0.74     1.02     1.09
  Net realized and unrealized gain
    (loss)(2)                          0.25     0.68    (1.50)   (1.92)   (0.97)
-------------------------------------------------------------------------------
Total income (loss) from operations    0.81     1.33    (0.76)   (0.90)    0.12
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.62)   (0.63)   (0.71)   (1.01)   (0.99)
  Capital                             (0.02)   (0.05)   (0.08)   (0.00)*     --
-------------------------------------------------------------------------------
Total distributions                   (0.64)   (0.68)   (0.79)   (1.01)   (0.99)
-------------------------------------------------------------------------------
Net assets value, end of year        $ 6.82   $ 6.65   $ 6.00   $ 7.55   $ 9.46
-------------------------------------------------------------------------------
Total return                          12.46%   23.58%  (10.84)%  (9.99)%   1.29%
-------------------------------------------------------------------------------
Net assets, end of year (millions)   $  178   $  159   $  126   $  159   $  246
-------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             0.71%    0.73%    0.74%    0.72%    0.71%
  Net investment income(2)             8.30    10.14    10.66    11.63    10.87
-------------------------------------------------------------------------------
Portfolio turnover rate                  44%      53%      83%      82%      65%
-------------------------------------------------------------------------------

----------
(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, those amounts would have been $0.75, ($1.51) and 10.77% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August
     1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

33                                                     Smith Barney Mutual Funds

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY HIGH INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this
Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI
(without charge) by contacting your Service Agent, by calling Smith Barney
Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the
Securities and Exchange Commission's (the "Commission") Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the
Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference
Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R)  is a registered service mark  of
Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-04254)
FD0220 11/04

                                   PROSPECTUS

                                  SMITH BARNEY
                                    MUNICIPAL
                                HIGH INCOME FUND

Class A, B, C and Y Shares
November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

1                                                      Smith Barney Mutual Funds

INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from regular federal income tax.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or if unrated, of comparable quality. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax (but may be subject to federal alternative minimum tax). Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase of from three to more than thirty years. Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, determined by the manager to be of comparable quality. The fund may invest up to 50% of its assets in obligations rated below investment grade, or if unrated, determined by the manager to be of comparable quality. These securities are commonly known as
"junk bonds" because they are rated in the lower rating categories by a nationally recognized statistical rating organization, or if unrated, determined by the manager to be of similar credit quality.

SELECTION PROCESS The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

..    Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

..    Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security's maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk

..    May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

..    Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the

Smith Barney Municipal High Income Fund                                        2

     potential for credit upgrades, unique structural characteristics or innovative features

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..    Interest rates rise, causing the value of the fund's portfolio to decline

..    The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below

..    Municipal securities fall out of favor with investors

..    Interest rates rise above the coupon rate on one or more bonds held by the fund, extending the effective maturity date and causing increased price sensitivity. This is known as "extension risk"

..    Issuers of bonds held by the fund exercise call options, forcing the fund to reinvest the proceeds in lower yielding securities. This is known as
     "prepayment risk"

..    Unfavorable legislation affects the tax-exempt status of municipal securities

..    The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as
"junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal taxation. The fund may realize gains subject to regular federal income taxation on the sale of its securities or on transactions in derivatives. Distributions of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be subject to state and local personal income taxes and state and local corporate income and franchise taxes.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

..    Are a taxpayer in a high federal income tax bracket seeking income exempt from regular federal income taxation

3                                                      Smith Barney Mutual Funds

..    Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

..    Are willing to accept the risks of a fund that invests in below investment grade municipal securities

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund's average annual total returns compare with the returns of a broad-based securities market index. The bar chart below shows performance of the fund's Class B shares, but does not reflect the impact of sales charges
(loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, and Y shares in the Average Annual
Total Returns table reflects the impact of the maximum sales charge (load)
applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                         TOTAL RETURN FOR CLASS B SHARES

[RISK RETURN BAR CHART IN PRINTABLE GRAPHIC]

94                                         -6.49%
95                                         15.82%
96                                          3.85%
97                                          9.12%
98                                          4.96%
99                                          -5.4%
00                                          5.61%
01                                           3.4%
02                                          3.39%
03                                          4.74%

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS

(for periods shown in the bar chart)
Highest: 6.49% in 1st quarter 1995;  Lowest: (5.66)% in 1st quarter 1994.
Year to date: 0.59% through 9/30/04.

Smith Barney Municipal High Income Fund                                        4

                          AVERAGE ANNUAL TOTAL RETURNS
                          FOR PERIODS ENDED 12/31/2003

                                                            SINCE     INCEPTION
                            1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE

CLASS B                                                               9/16/85

Return Before Taxes          0.30%    2.11%     3.72%       6.46%
Return After Taxes           0.30%    2.10%     3.61%        N/A
on Distributions(1)
Return After Taxes           2.35%    2.60%     3.90%        N/A
on Distributions and
Sale of Fund Shares(1)

OTHER CLASSES

(Return Before Taxes Only)

CLASS A                      1.10%    1.97%     3.82%       4.73%     11/6/92

CLASS C(2)                   3.73%    2.22%      n/a        5.22%     11/17/94

CLASS Y(3)                    n/a      n/a       n/a         n/a         (3)

Lehman Index*                5.31%    5.83%     6.03%        n/a          *

----------
(1)  After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C, and
     Class Y shares will vary.
(2)  Effective April 29, 2004, Class L shares were renamed Class C shares.
     Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual total returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)  No Class Y shares were outstanding on December 31, 2003.
*    The Lehman Brothers Municipal Bond Index is a broad-based index of the municipal bond market with maturities of at least one year.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

5                                                      Smith Barney Mutual Funds

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

                                SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS C   CLASS Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)       4.00%     None      None      None

Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)                    None*     4.50%     1.00%     None

                         ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS C    CLASS Y**

Advisory and administration fees       0.60%     0.60%     0.60%      0.60%
Distribution and service (12b-1)
  fees                                 0.15%     0.65%     0.70%       None
Other expenses                         0.09%     0.10%     0.10%      0.06%
                                       -----     -----     -----      -----
Total annual fund operating expenses   0.84%     1.35%     1.40%      0.66%
                                       =====     =====     =====      =====

----------
*    You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of
     1.00%. **For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended July 31, 2004.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.
The example assumes:

..    You invest $10,000 in the fund for the period shown

..    Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance

..    You reinvest all distributions and dividends without a sales charge

..    The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       NUMBER OF YEARS YOU OWN YOUR SHARES

                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A (with or without
redemption)                         $482     $657      $847      $1,396
Class B (redemption at end of
period)                             $587     $728      $839      $1,484*
Class B (no redemption)             $137     $428      $739      $1,484*
Class C (redemption at end of
period)                             $243     $443      $766      $1,680
Class C (no redemption)             $143     $443      $766      $1,680
Class Y (with or without
redemption)                         $ 67     $211      $368      $  822

----------
*    Assumes conversion to Class A shares approximately eight years after purchase.

Smith Barney Municipal High Income Fund                                        6

MORE ON THE FUND'S INVESTMENTS

MUNICIPAL SECURITIES Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities
(together with certain other governmental issuers such as Puerto Rico, the U.S.
Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate payable on these bonds normally is lower than that payable on bonds whose interest is subject to federal income taxation. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases.
These securities may pay interest at fixed, variable or floating rates.
Municipal leases are participations in debt obligations issued by municipalities consisting of leases or installment contracts for property or equipment. The fund may also hold municipal zero coupon securities, which pay no interest during the life of the obligation but trade at prices below their stated
maturity value.

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

..    To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

..    As a substitute for buying or selling securities

..    As a cash flow management technique

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities.
Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a

7                                                      Smith Barney Mutual Funds

temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's Statement of Additional
Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Smith Barney Municipal High Income Fund                                        8

MANAGEMENT

MANAGER The fund's investment adviser and administrator (the "manager") is Smith
Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets
Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York
10022. The manager selects the fund's investments and oversees its operations.
The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers.
However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Peter M. Coffey, investment officer of the manager and managing director of CGM, has been responsible for the day-to-day management of the fund's portfolio since
February 1999.

ADVISORY AND ADMINISTRATION FEES For its services during the fiscal year ended
July 31, 2004, the manager received an advisory fee and an administration fee equal to 0.40% and 0.20%, respectively, of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its
Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The

9                                                      Smith Barney Mutual Funds

manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb
("Citigroup Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

RECENT DEVELOPMENTS In connection with an investigation previously disclosed by
Citigroup, the Staff of the Securities and Exchange Commission (SEC) has
notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies;
Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and
two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with
CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various
CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM

Smith Barney Municipal High Income Fund                                       10

disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance,
Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

11                                                     Smith Barney Mutual Funds

CHOOSING A CLASS OF SHARES TO BUY

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

..    How much you plan to invest.

..    How long you expect to own the shares.

..    The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.

..    Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

..    Certain broker/dealers, financial intermediaries, financial institutions or the distributor's financial consultants (each called a "Service Agent").

..    The fund, but only if you are investing through certain qualified plans or
     Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                          INITIAL                  ADDITIONAL
                                      CLASSES A, B, C    CLASS Y   ALL CLASSES

General                                   $1,000      $15 million      $50
Monthly Systematic Investment Plans       $   25              n/a      $25
Quarterly Systematic Investment
Plans                                     $   50              n/a      $50
Uniform Gifts or Transfers to Minor
Accounts                                  $  250      $15 million      $50

Smith Barney Municipal High Income Fund                                       12

COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service
Agent receives different compensation depending upon which class you choose.

                               CLASS A           CLASS B           CLASS C           CLASS Y
KEY FEATURES               - Initial sales   - No initial      - No initial      - No initial or
                             charge            sales charge      sales charge      deferred
                           - You may         - Deferred        - Deferred          sales charge
                             qualify for       sales charge      sales charge    - Must invest
                             reduction or      declines over     for only 1        at least $15
                             waiver of         time              year              million
                             initial sales   - Converts to     - Does not        - Lower annual
                             charge            Class A after     convert to        expenses than
                           - Lower annual      approximately     Class A           other classes
                             expenses than     8 years         - Higher annual
                             Class B and     - Higher annual     expenses than
                             Class C           expenses than     Class A
                                               Class A
------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE       Up to 4.00%;      None              None              None
                           reduced for
                           large
                           purchases
                           and waived
                           for certain
                           investors.
                           No charge
                           for
                           purchases of
                           $500,000 or
                           more
------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE      1.00% on          Up to 4.50%       1.00% if you      None
                           purchases of      charged when      redeem
                           $500,000 or       you redeem        within 1
                           more if you       shares. The       year of
                           redeem            charge is         purchase
                           within 1          reduced over
                           year of           time and
                           purchase          there is no
                                             deferred
                                             sales charge
                                             after 5
                                             years
------------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION        0.15% of          0.65% of          0.70% of          None
AND SERVICE FEES           average daily     average daily     average daily
                           net assets        net assets        net assets
------------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*        Class A           Class B           Class C           Class Y
                           shares of most    shares of most    shares of most    shares of most
                           Smith Barney      Smith Barney      Smith Barney      Smith Barney
                           funds             funds             funds             funds
------------------------------------------------------------------------------------------------

----------
*    Ask your Service Agent for the Smith Barney funds available for exchange.

13                                                     Smith Barney Mutual Funds

More information about the fund's classes of shares is available through the
Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

..    the front-end sales charges that apply to the purchase of Class A shares

..    the deferred sales charges that apply to the redemption of Class B and
     Class C shares

..    who qualifies for lower sales charges on Class A shares

..    who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

Smith Barney Municipal High Income Fund                                       14

SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by
Service Agents that sell shares of the fund. The distributor may keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                 SALES CHARGE   SALES CHARGE   BROKER/DEALER
                                  AS A % OF      AS A % OF       COMMISSION
                                   OFFERING      NET AMOUNT       AS % OF
      AMOUNT OF PURCHASE            PRICE         INVESTED     OFFERING PRICE

Less than $25,000                    4.00%          4.17%         up to 4.00%
$25,000 but less than $50,000        3.50           3.63          up to 3.50
$50,000 but less than $100,000       3.00           3.09          up to 3.00
$100,000 but less than $250,000      2.50           2.56          up to 2.50
$250,000 but less than $500,000      1.50           1.52          up to 1.50
$500,000 or more                     0.00           0.00          up to 1.00 *

----------
*    The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your
     Service Agent for more information.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of
1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE  There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In

15                                                     Smith Barney Mutual Funds

order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege -- lets you combine the current total value of all Class
A shares of the fund and other Smith Barney funds that are owned

..    by you, or

..    by your spouse and children under the age of 21

     and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and other Smith
Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

..    Employees of NASD members

..    Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM

..    Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual
Funds' website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The

Smith Barney Municipal High Income Fund                                       16

deferred sales charge decreases as the number of years since your purchase payment increases.

  YEAR AFTER PURCHASE     1ST   2ND   3RD   4TH   5TH   6TH THROUGH 8TH

Deferred sales charge     4.5%   4%    3%    2%    1%         0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At      Shares issued: On      Shares issued: Upon
initial purchase       reinvestment of        exchange from another
Approximately eight    dividends and          Smith Barney fund
years after the date   distributions
of purchase payment    In same proportion as  On the date the
                       the number of Class B  shares originally
                       shares converting is   acquired would have
                       to total Class B       converted into Class
                       shares you own         A shares
                       (excluding shares
                       issued as dividends)

CLASS C SHARES

You buy Class C shares at the net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

17                                                     Smith Barney Mutual Funds

MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

..    Shares exchanged for shares of another Smith Barney fund

..    Shares representing reinvested distributions and dividends

..    Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

..    On payments made through certain systematic withdrawal plans

..    For involuntary redemptions of small account balances

..    For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds'
website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Smith Barney Municipal High Income Fund                                       18

BUYING SHARES

           Through a   You should contact your Service Agent to open a
       Service Agent   brokerage account and make arrangements to buy
                       shares.
                       If you do not provide the following information, your
                       order will be rejected:
                       . Class of shares being bought
                       . Dollar amount or number of shares being bought
                       Your Service Agent may charge an annual account
                       maintenance fee.
--------------------------------------------------------------------------------
         Through the   Certain investors who are clients of certain
                fund   Service Agents are eligible to buy shares
                       directly from the fund.
                       . Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           MUNICIPAL HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC INC.
                           P.O. BOX 9699
                       PROVIDENCE, RI 02940-9699
                       . Enclose a check to pay for the shares. For
                         initial purchases, complete and send an account
                         application.
                       . For more information, please call Smith Barney Mutual
                         Funds Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the sub-transfer
          systematic   transfer agent to transfer funds automatically
     investment plan   from (i) a regular bank account, (ii) cash held in a
                       brokerage account opened with a Service Agent or (iii)
                       certain money market funds, in order to buy shares on a
                       regular basis.
                       . Amounts transferred should be at least $25
                         monthly or $50 quarterly
                       . If you do not have sufficient funds in your
                         account on a transfer date, your Service Agent
                         or the sub-transfer agent may charge you a fee

                       For more information, contact your Service Agent or the
                       sub-transfer agent or consult the SAI.

19                                                     Smith Barney Mutual Funds

EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to
       a distinctive   exchange into other Smith Barney funds. Be
     family of funds   sure to read the prospectus of the Smith
    tailored to help   Barney fund into which you are exchanging. An
    meet the varying   exchange is a taxable transaction.
       needs of both
     large and small   . You may exchange shares only for shares of
           investors     the same class of another Smith Barney fund.
                         Not all Smith Barney funds offer all classes.
                       . Not all Smith Barney funds may be offered in your state
                         of residence. Contact your Service Agent or the
                         transfer agent for further information.
                       . Exchanges of Class A, Class B and Class C shares are
                         subject to minimum investment requirements (except for
                         systematic investment plan exchanges), and all shares
                         are subject to the other requirements of the fund into
                         which exchanges are made.
                       . If you hold share certificates, the
                         sub-transfer agent must receive the certificates
                         endorsed for transfer or with signed stock powers
                         (documents transferring ownership of certificates)
                         before the exchange is effective.
                       . The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of
                         exchanges.
--------------------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial
          additional   sales charge at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will continue to be
                       measured from the date of your original purchase of
                       shares subject to a deferred sales charge. If the fund
                       into which you exchange has a higher deferred sales
                       charge, you will be subject to that charge. If you
                       exchange at any time into a fund with a lower charge, the
                       sales charge will not be reduced.

Smith Barney Municipal High Income Fund                                       20

        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to
                       exchange shares through the fund. You must
                       complete an authorization form to authorize
                       telephone transfers. If eligible, you may
                       make telephone exchanges on any day the New
                       York Stock Exchange ("NYSE") is open. Call
                       Smith Barney Mutual Funds Shareholder
                       Services at 1-800-451-2010 between 9:00 a.m.
                       and 4:00 p.m. (Eastern time). Requests
                       received after the close of regular trading
                       on the NYSE are priced at the net asset value
                       next determined.
                       You can make telephone exchanges only between accounts
                       that have identical registrations.
--------------------------------------------------------------------------------
             By mail   If you do not have a brokerage account, contact your
                       Service Agent or write to the sub-transfer agent at the
                       address on the following page.

21                                                     Smith Barney Mutual Funds

REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares of the fund.

                       If you hold share certificates, the
                       sub-transfer agent must receive the certificates endorsed
                       for transfer or with signed stock powers (documents
                       transferring ownership of certificates) before the
                       redemption is effective.

                       If the shares are held by a fiduciary or corporation,
                       other documents may be required.

                       Your redemption proceeds will be sent within three
                       business days after your request is received in good
                       order. However, if you recently purchased your shares by
                       check, your redemption proceeds will not be sent to you
                       until your original check clears, which may take up to 15
                       days.

                       If you have a brokerage account with a Service Agent,
                       your redemption proceeds will be placed in your account
                       and not reinvested without your specific instruction. In
                       other cases, unless you direct otherwise, your redemption
                       proceeds will be paid by check mailed to your address of
                       record.
--------------------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send written
                       requests to the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           MUNICIPAL HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC INC.
                           P.O. BOX 9699
                       PROVIDENCE, RI 02940-9699 Your written request must
                       provide the following:
                       . The name of the fund and your account
                         number
                       . The class of shares and the dollar amount
                         or number of shares to be redeemed
                       . Signatures of each owner exactly as the
                         account is registered

Smith Barney Municipal High Income Fund                                       22

        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to redeem
                       shares in amounts up to $50,000 per day
                       through the fund. You must complete an
                       authorization form to authorize telephone
                       redemptions. If eligible, you may request
                       redemptions by telephone on any day the NYSE
                       is open. Call Smith Barney Mutual Funds
                       Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time). Requests received after the close of
                       regular trading on the NYSE are priced at the
                       net asset value next determined.

                       Your redemption proceeds can be sent by check to your
                       address of record or by wire or electronic transfer (ACH)
                       to a bank account designated on your authorization form.
                       You must submit a new authorization form to change the
                       bank account designated to receive wire or electronic
                       transfers and you may be asked to provide certain other
                       documents. The sub-transfer agent may charge a fee on a
                       wire or electric transfer (ACH).
--------------------------------------------------------------------------------
           Automatic   You can arrange for the automatic redemption
                cash   of a portion of your shares on a monthly or
          withdrawal   quarterly basis. To qualify you must own
               plans   shares of the fund with a value of at least
                       $10,000 and each automatic redemption must be at least
                       $50. If your shares are subject to a deferred sales
                       charge, the sales charge will be waived if your automatic
                       payments do not exceed 1.00% per month of the value of
                       your shares subject to a deferred sales charge.

                       The following conditions apply:
                       . Your shares must not be represented by
                         certificates
                       . All dividends and distributions must be
                         reinvested

                       For more information, contact your Service Agent or
                       consult the SAI.

23                                                     Smith Barney Mutual Funds

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information, without which your request will not be processed:

..    Name of the fund

..    Your account number

..    Class of shares being bought, exchanged or redeemed

..    Dollar amount or number of shares being bought, exchanged or redeemed

..    Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES.  To be in good order, your redemption request must include a signature guarantee if you:

..    Are redeeming over $50,000

..    Are sending signed share certificates or stock powers to the sub-transfer agent

..    Instruct the sub-transfer agent to mail the check to an address different from the one on your account

..    Changed your account registration

..    Want the check paid to someone other than the account owner(s)

..    Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..    Suspend the offering of shares

..    Waive or change minimum and additional investment amounts

..    Reject any purchase or exchange order

..    Change, revoke or suspend the exchange privilege

Smith Barney Municipal High Income Fund                                       24

..    Suspend telephone transactions

..    Suspend or postpone redemptions of shares on any day when trading on the
     NYSE is restricted, or as otherwise permitted by the SEC

..    Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have
60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

25                                                     Smith Barney Mutual Funds

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in
December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.
The following table summarizes the tax status to you, if you are a U.S.
shareholder, of certain transactions related to the fund.

          TRANSACTION                       FEDERAL TAX STATUS

  Redemption or exchange of shares   Usually capital gain
                                     or loss; long-term only if shares owned
                                     more than one year
  Long-term capital gain             Long-term capital gain
    distributions
  Dividends                          Generally excluded from gross
                                     income if from interest on tax-
                                     exempt securities; otherwise
                                     ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Smith Barney Municipal High Income Fund                                       26

It is possible that some of the fund's dividends may be, and distributions of the fund's capital gains generally will be, subject to regular federal income taxation. The fund may recognize taxable gains on the sale of its securities or on transactions in derivative contracts. Some of the fund's income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds.
Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

27                                                     Smith Barney Mutual Funds

SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. In valuing portfolio securities, the fund may use a pricing service.
The pricing service may use different methods to value the securities including market indexes. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after the close of the relevant market, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair value is determined in accordance with procedures approved by the fund's Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Municipal High Income Fund                                       28

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because no Class Y shares were outstanding for the periods shown. Effective
April 29, 2004, Class L shares of the fund were renamed Class C shares.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(1)  2003(1)  2002(1)  2001(1) 2000(1)
-------------------------------------------------------------------------------
Net asset value, beginning of year   $14.64   $15.40   $15.82   $15.78  $16.98
-------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)             0.94     1.01     1.02     1.03    0.92
  Net realized and unrealized gain
    (loss)(2)                         (0.28)   (0.80)   (0.45)    0.01   (1.12)
-------------------------------------------------------------------------------
Total income (loss) from operations    0.66     0.21     0.57     1.04   (0.20)
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.97)   (0.97)   (0.99)   (1.00)  (0.95)
  Net realized gain                      --       --       --       --   (0.05)
-------------------------------------------------------------------------------
Total distributions                   (0.97)   (0.97)   (0.99)   (1.00)  (1.00)
-------------------------------------------------------------------------------
Net asset value, end of year         $14.33   $14.64   $15.40   $15.82  $15.78
-------------------------------------------------------------------------------
Total return                           4.58%    1.45%    3.77%    6.84%  (1.00)%
-------------------------------------------------------------------------------
Net assets, end of year (millions)   $  293   $  326   $  371   $  368  $  303
-------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             0.84%    0.85%    0.84%    0.82%   0.84%
  Net investment income(2)             6.41     6.72     6.56     6.50    6.13
-------------------------------------------------------------------------------
Portfolio turnover rate                  21%      27%      24%      29%     29%
-------------------------------------------------------------------------------

----------
(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, the ratio of net investment income to average net assets would have been 6.52% for Class A shares. In addition, for Class A shares, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

29                                                     Smith Barney Mutual Funds

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(1)  2003(1)  2002(1)  2001(1) 2000(1)
-------------------------------------------------------------------------------
Net asset value, beginning of year   $14.65   $15.40   $15.82   $15.79  $16.99
-------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)             0.86     0.93     0.93     0.92    1.18
  Net realized and unrealized gain
    (loss)(2)                         (0.28)   (0.78)   (0.43)    0.04   (1.46)
-------------------------------------------------------------------------------
Total income (loss) from operations    0.58     0.15     0.50     0.96   (0.28)
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.89)   (0.90)   (0.92)   (0.93)  (0.87)
  Net realized gain                      --       --       --       --   (0.05)
-------------------------------------------------------------------------------
Total distributions                   (0.89)   (0.90)   (0.92)   (0.93)  (0.92)
-------------------------------------------------------------------------------
Net asset value, end of year         $14.34   $14.65   $15.40   $15.82  $15.79
-------------------------------------------------------------------------------
Total return                           4.04%    0.99%    3.26%    6.25%  (1.52)%
-------------------------------------------------------------------------------
Net assets, end of year (millions)   $   60   $   76   $   93   $  119  $  198
-------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.35%    1.35%    1.35%    1.32%   1.34%
  Net investment income(2)             5.91     6.22     6.04     5.96    5.59
-------------------------------------------------------------------------------
Portfolio turnover rate                  21%      27%      24%      29%     29%
-------------------------------------------------------------------------------

----------
(1)  Per share amounts have been calculated using the monthly average shares method.
(2)  Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.92, $0.42 and 6.00%, respectively, for Class B shares. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

Smith Barney Municipal High Income Fund                                       30

FOR A CLASS C(1) SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR
ENDED JULY 31:

                                     2004(2)  2003(2)  2002(2)  2001(2) 2000(2)
-------------------------------------------------------------------------------
Net asset value, beginning of year   $14.63   $15.39   $15.80   $15.76  $16.96
-------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)             0.86     0.92     0.94     0.94    0.70
  Net realized and unrealized
    gain (loss)(3)                    (0.28)   (0.79)   (0.45)    0.01   (1.00)
-------------------------------------------------------------------------------
Total income (loss) from operations    0.58     0.13     0.49     0.95   (0.30)
-------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.89)   (0.89)   (0.90)   (0.91)  (0.85)
  Net realized gain                      --       --       --       --   (0.05)
-------------------------------------------------------------------------------
Total distributions                   (0.89)   (0.89)   (0.90)   (0.91)  (0.90)
-------------------------------------------------------------------------------
Net asset value, end of year         $14.32   $14.63   $15.39   $15.80  $15.76
-------------------------------------------------------------------------------
Total return                           4.00%    0.89%    3.24%    6.21%  (1.61)%
-------------------------------------------------------------------------------
Net assets, end of year (millions)   $   24   $   25   $   27   $   21  $    5
-------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.40%    1.41%    1.38%    1.35%   1.44%
  Net investment income(3)             5.86     6.16     6.05     6.01    5.57
-------------------------------------------------------------------------------
Portfolio turnover rate                  21%      27%      24%      29%     29%
-------------------------------------------------------------------------------

----------
(1)  On April 29, 2004, Class L shares were renamed Class C shares.
(2)  Per share amounts have been calculated using the monthly average shares method.
(3)  Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31,
     2002, the ratio of net investment income to average net assets would have been 6.01%. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

31                                                     Smith Barney Mutual Funds

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY MUNICIPAL HIGH INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this
Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI
(without charge) by contacting your Service Agent, by calling Smith Barney
Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the
Securities and Exchange Commission's (the "Commission") Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the
Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference
Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R) is a registered service mark of
Citigroup Global Markets Inc.

(Investment Company Act
file no. 811-04254)
FD0214 11/04

PROSPECTUS

SMITH BARNEY

TOTAL RETURN BOND FUND

Class A, B, C and Y Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospctus is accurate or complete. Any statement to the contrary is a crime.

[SMITH BARNEY MUTUAL FUNDS LOGO]

Your Serious Money. Professionally Managed.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

SMITH BARNEY

TOTAL RETURN BOND FUND

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

Smith Barney Mutual Funds 1

INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in the following types of fixed-income securities:

•	Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. government securities”)

•	High grade mortgage-related securities issued by various governmental and non-governmental entities

•	Investment grade corporate debt securities

•	Investment grade taxable municipal securities

•	Investment grade asset backed securities

The fund may invest in securities of any maturity, and its effective portfolio maturity will vary based on the manager’s outlook for interest rates.

SELECTION PROCESS The manager actively allocates and reallocates the fund’s investments among the above securities categories. In allocating investments among categories, the manager considers economic and market conditions and the relative risks and opportunities of each category. The manager looks for:

•	Categories most favorably positioned in light of the manager’s interest rate outlook

•	Categories with favorable relative yields of securities and at various maturities

•	Categories with the highest availability of attractive securities

Once the fund’s category allocation has been determined, the manager selects individual securities within each category. The manager uses fundamental and quantitative analysis to select individual securities. The manager looks for:

•	Stable or improving credit quality

•	Low price relative to credit and interest characteristics

•	Potential for credit upgrades, unique structural characteristics or innovative features

2 Smith Barney Total Return Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

•	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio

•	Interest rates decline, causing the issuers of securities held by the fund to pay principal earlier than scheduled or exercise a right to call the securities and forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk

•	Interest rates increase, resulting in slower than expected principal payments extending the average life of fixed income securities held by the fund and locking in below market interest rates and reducing the value of these securities. This is known as extension risk

•	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded

•	The manager’s judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or a particular category of fixed income securities proves to be incorrect

The fund’s ability to achieve its investment goal of total return, consisting of interest income and capital appreciation, is limited in certain markets because the fund invests primarily in fixed-income securities.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

•	Are seeking total return through a fund that invests in fixed-income securities

•	Are willing to accept the risks of various categories of fixed-income investments

Smith Barney Mutual Funds 3

PERFORMANCE INFORMATION

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past five years and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart below shows performance of the fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS A SHARES

[GRAPH OMITTED]

99 - (5.84%)
00 - 11.53%
01 - 8.85%
02 - 10.49%
03 - 8.25%

CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS (FOR PERIODS SHOWN IN THE BAR CHART)

Highest: 5.51% in 1st quarter 2000; Lowest: (2.40)% in 2nd quarter 2000.

Year to date: 3.64% through 9/30/04.

4 Smith Barney Total Return Fund

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED 12/31/2003

	1 YEAR	5 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A				2/27/98
Return before taxes	3.35%	5.47%	5.71%
Return after taxes on distributions(1)	1.44%	3.02%	3.29%
Return after taxes on distributions and sale of fund shares(1)	2.13%	3.09%	3.32%
Other Classes (Return before taxes only)
Class B	3.21%	5.74%	6.00%	2/27/98
Class C(2)	6.75%	5.95%	6.05%	2/27/98
Class Y	n/a	n/a	n/a	(3)
Merrill Lynch U.S. Corporate & Government 10+ Years Index	5.57%	6.93%	7.76	(4)

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, and Class Y shares will vary.
(2)	Effective April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual total returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	No Class Y shares were outstanding on December 31, 2003.
(4)	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds 5

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None *	4.50%	1.00%	None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)	CLASS A	CLASS B	CLASS C	CLASS Y**
Advisory and administration fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None
Other expenses	0.14%	0.17%	0.17%	0.14%
Total annual fund operating expenses	1.04%	1.57%	1.52%	0.79%

*	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**	For Class Y shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended July 31, 2004.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

6 Smith Barney Total Return Fund

•	The fund’s operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A (with or without redemption)	$551	$766	$998	$1,664
Class B (redemption at end of period)	$610	$796	$955	$1,725	*
Class B (no redemption)	$160	$496	$855	$1,725	*
Class C (redemption at end of period)	$255	$480	$829	$1,813
Class C (no redemption)	$155	$480	$829	$1,813
Class Y (with or without redemption)	$81	$252	$439	$978

*	Assumes conversion to Class A shares approximately eight years after purchase.

MORE ON THE FUND’S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates or securities markets

•	As a substitute for buying or selling securities

•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on the fund’s securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Smith Barney Mutual Funds 7

SHORT-TERM INVESTMENTS Under normal market conditions, the fund may invest up to 20% of its assets in cash or short-term money market instruments, including U.S. government securities, bank obligations and commercial paper.

YANKEE BONDS The fund may invest in Yankee Bonds, which are U.S. dollar denominated fixed income securities of foreign issuers. The value of these securities may decline (i) if the U.S. and/or foreign fixed income markets decline, (ii) if an adverse event depresses the value of an issuer’s securities, or (iii) because of foreign government actions, political instability or limited availability of accurate information about foreign companies.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

MANAGEMENT

MANAGER The fund’s investment adviser and administrator (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of

8 Smith Barney Total Return Fund

these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquired securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Joseph P. Deane, investment officer of the manager and managing director of CGM, is a co-portfolio manager of the fund. He has been responsible for the day-to-day management of the fund’s portfolio since its inception in 1998.

David Fare is a co-portfolio manager of the fund since March 2004. Mr. Fare is a director of CGM and an investment officer of the manager. He has 15 years of investment management experience with the manager.

ADVISORY AND ADMINISTRATION FEES For its services during the fiscal year ended July 31, 2004, the manager received an advisory fee equal to 0.45% of the fund’s average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund’s average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Smith Barney Mutual Funds 9

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies; Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has

10 Smith Barney Total Return Fund

already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

CHOOSING A CLASS OF SHARES TO BUY

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

•	How much you plan to invest.

•	How long you expect to own the shares.

•	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.

•	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

•	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”).

•	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Smith Barney Mutual Funds 11

	INITIAL		ADDITIONAL
	CLASSES A, B, C	CLASS Y	ALL CLASSES
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified retirement plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

12 Smith Barney Total Return Fund

COMPARING THE FUND’S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.

	CLASS A	CLASS B	CLASS C	CLASS Y
KEY FEATURES	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Lower annual expenses than Class B and Class C	• No initial sales charge • Deferred sales charge declines over time • Converts to Class A after approximately 8 years • Higher annual expenses than Class A	• No initial sales charge • Deferred sales charge for only 1 year • Does not convert to Class A • Higher annual expenses than Class A	• No initial or deferred sales charge • Must invest at least $15 million • Lower annual expenses than other classes

INITIAL SALES CHARGE	Up to 4.50%; reduced for large purchases and waived for certain investors. No charge for purchases of $500,000 or more	None	None	None

DEFERRED SALES CHARGE	1.00% on purchases of $500,000 or more if you redeem within 1 year of purchase	Up to 4.50% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years.	1.00% if you redeem within 1 year of purchase	None

ANNUAL DISTRIBUTION AND SERVICE FEES	0.25% of average daily net assets	0.75% of average daily net assets	0.70% of average daily net assets	None

EXCHANGE PRIVILEGE*	Class A shares of most Smith Barney funds	Class B Shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y Shares of most Smith Barney funds

*	Ask your Service Agent for the Smith Barney Mutual Funds available for exchange.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	the front-end sales charges that apply to the purchase of Class A shares

Smith Barney Mutual Funds 13

•	the deferred sales charges that apply to the redemption of Class B and Class C shares

•	who qualifies for lower sales charges on Class A shares

•	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF PURCHASE	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT INVESTED	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $25,000	4.50	4.71	4.00
$25,000 but less than $50,000	4.00	4.17	3.60
$50,000 but less than $100,000	3.50	3.63	3.15
$100,000 but less than $250,000	2.50	2.56	2.25
$250,000 but less than $500,000	1.50	1.52	1.35
$500,000 or more	-0-	-0-	Up to 1.00	*

*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the

14 Smith Barney Total Return Fund

thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege — lets you combine the current total value of all Class A shares of the fund and other Smith Barney funds that are owned

•	by you, or

•	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent — lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales

Smith Barney Mutual Funds 15

charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

•	Employees of NASD members

•	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM

•	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Deferred sales charge	4.50%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

16 Smith Barney Total Return Fund

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER SMITH BAR- NEY FUND
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

CLASS C SHARES

You buy Class C at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 0.75% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of another Smith Barney fund

•	Shares representing reinvested distributions and dividends

•	Shares no longer subject to the deferred sales charge

Smith Barney Mutual Funds 17

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

BUYING SHARES

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

• Class of shares being bought
• Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

18 Smith Barney Total Return Fund

Through the fund	Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

• Write the fund at the following address:

SMITH BARNEY INCOME FUNDS
SMITH BARNEY TOTAL RETURN BOND FUND
(SPECIFY CLASS OF SHARES)
C/O PFPC INC.
P.O. BOX 9699
PROVIDENCE, RI 02940-9699

• Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

• For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

Through a systematic investment plan	You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred should be at least $25 monthly or $50 quarterly

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

Smith Barney Mutual Funds 19

EXCHANGING SHARES

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small Investors	You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.
• You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
• Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

•      Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

•      If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

• The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges	Your shares will not be subject to an initial sales charge at the time of the exchange.
Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

20 Smith Barney Total Return Fund

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

REDEEMING SHARES

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

Smith Barney Mutual Funds 21

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

SMITH BARNEY INCOME FUNDS

SMITH BARNEY TOTAL RETURN BOND FUND

(SPECIFY CLASS OF SHARES)

C/O PFPC INC.

P.O. BOX 9699

PROVIDENCE, RI 02940-9699

Your written request must provide the following:

•      The name of the fund and your account number

•      The class of shares and the dollar amount or number of shares to be redeemed

•      Signatures of each owner exactly as the account is registered

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

22 Smith Barney Total Return Fund

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electronic transfer (ACH).

Automatic cash

You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge. The following conditions apply:

•      Your shares must not be represented by certificates

•      All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Smith Barney Mutual Funds 23

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the sub-transfer agent

•	Instruct the sub-transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

24 Smith Barney Total Return Fund

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends, if any, monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales

Smith Barney Mutual Funds 25

charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the fund.

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

26 Smith Barney Total Return Fund

SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the manager believes that they are unreliable or that the value of a security has been materially affected by events occurring after the close of the relevant market, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair valuation is determined in accordance with procedures approved by the Fund’s Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Mutual Funds 27

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares. No information is presented for Class Y shares because no Class Y shares were outstanding for the periods shown.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$11.33	$11.16	$11.08	$10.34	$10.67

Income (loss) from operations:
Net investment income(2)	0.62	0.61	0.66	0.69	0.70
Net realized and unrealized gain (loss)(2)	0.18	0.19	0.09	0.79	(0.35)

Total income from operations	0.80	0.80	0.75	1.48	0.35

Less distributions from:
Net investment income	(0.61)	(0.61)	(0.67)	(0.74)	(0.68)
Capital	—	(0.02)	—	—	—

Total distributions	(0.61)	(0.63)	(0.67)	(0.74)	(0.68)

Net asset value, end of year	$11.52	$11.33	$11.16	$11.08	$10.34

Total return	7.20%	7.26%	6.98%	14.83%	3.40%

Net assets, end of year (000s)	$55,985	$52,641	$48,276	$38,614	$32,972

Ratios to average net assets:
Expenses	1.04%	1.04%	1.05%	1.05%	1.08%
Net investment income(2)	5.38	5.32	5.95	6.47	6.69

Portfolio turnover rate	0%*	2%	4%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.67, $0.08 and 6.03% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
*	Amount represents less than 1.00%.

28 Smith Barney Total Return Fund

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$11.33	$11.16	$11.08	$10.34	$10.67

Income (loss) from operations:
Net investment income(2)	0.56	0.55	0.60	0.63	0.64
Net realized and unrealized gain (loss)(2)	0.18	0.19	0.09	0.80	(0.35)

Total income from operations	0.74	0.74	0.69	1.43	0.29

Less distributions from:
Net investment income	(0.56)	(0.55)	(0.61)	(0.69)	(0.62)
Capital	—	(0.02)	—	—	—

Total distributions	(0.56)	(0.57)	(0.61)	(0.69)	(0.62)

Net asset value, end of year	$11.51	$11.33	$11.16	$11.08	$10.34

Total return	6.57%	6.72%	6.42%	14.26%	2.83%

Net assets, end of year (000s)	$87,037	$101,173	$92,553	$72,605	$64,843

Ratios to average net assets:
Expenses	1.57%	1.56%	1.57%	1.58%	1.61%
Net investment income(2)	4.85	4.80	5.43	5.95	6.15

Portfolio turnover rate	0%*	2%	4%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that required the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.50%. Per share information, ratios are supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
*	Amount represents less than 1.00%.

Smith Barney Mutual Funds 29

FOR A CLASS C(1) SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGH-OUT EACH YEAR ENDED JULY 31:

	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$11.33	$11.16	$11.08	$10.34	$10.67

Income (loss) from operations:
Net investment income(3)	0.57	0.55	0.61	0.64	0.65
Net realized and unrealized gain (loss)(3)	0.17	0.20	0.08	0.79	(0.35)

Total income from operations	0.74	0.75	0.69	1.43	0.30

Less distributions from:
Net investment income	(0.56)	(0.56)	(0.61)	(0.69)	(0.63)
Capital	—	(0.02)	—	—	—

Total distributions	(0.56)	(0.58)	(0.61)	(0.69)	(0.63)

Net asset value, end of year	$11.51	$11.33	$11.16	$11.08	$10.34

Total return	6.61%	6.77%	6.49%	14.30%	2.89%

Net assets, end of year (000s)	$52,012	$54,316	$49,976	$30,922	$16,711

Ratios to average net assets:
Expenses	1.52%	1.53%	1.50%	1.52%	1.57%
Net investment income(3)	4.90	4.83	5.50	5.98	6.18

Portfolio turnover rate	0%*	2%	4%	8%	8%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
*	Amount represents less than 1.00%.

30 Smith Barney Total Return Fund

[SMITH BARNEY MUTUAL FUNDS LOGO]

Your Serious Money. Professionally Managed.

SMITH BARNEY TOTAL RETURN BOND FUND

AN INVESTMENT PORTFOLIO OF SMITH BARNEY INCOME FUNDS

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at HTTP:// WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. (Registered Trademark) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-04254)

FD01376 11/04

SMITH BARNEY

DIVIDEND AND INCOME FUND

Class A, B, C, O and Y Shares

November 26, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

Smith Barney Dividend and Income Fund

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

1

Smith Barney Mutual Funds

Investments, risks and performance

Investment objective

The fund seeks current income and long-term capital appreciation.

Principal investment strategies

Key investments The fund invests in both equity and debt securities. The fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed income securities. These percentages, however, may vary based on the manager’s outlook.

Under normal market conditions, at least 80% of the equity portion of the portfolio will be invested in dividend-paying stocks. As a result, the fund expects that a portion of its regular dividends may be eligible to be taxed at the rates applicable to long-term capital gains for individual U.S. shareholders. The fund may invest in other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Fixed income securities will include securities issued by the U.S. government (or its agencies and instrumentalities), corporate securities, and mortgage-backed and asset-backed securities. Although there are no restrictions on the maturity of the fund’s individual fixed income securities, the fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between five and fifteen years. The fund may invest up to 25% of its total assets in fixed income securities rated below investment grade. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories by a nationally recognized statistical rating organization or if unrated are determined by the manager to be of similar credit quality.

Selection process

Equity investments

The manager’s investment strategy for equity investments consists of individual company selection. The manager looks for investments among a strong core of growth and value stocks, consisting primarily of dividend-paying, blue chip companies dominant in their industries. The fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

In selecting individual companies for the fund’s portfolio, the manager looks for the following:

■	Current yield or potential for dividend growth
■	Strong or rapidly improving balance sheets

Smith Barney Dividend and Income Fund

  2

■	Recognized industry leadership
■	Effective management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

■	Consistency and growth of dividends
■	Past growth records
■	Future earnings prospects
■	Technological innovation
■	General market and economic factors

Generally, companies in the equity portion of the fund’s portfolio fall into one or both of the following categories:

■	Undervalued companies: companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies that are expected to have unusual earnings growth or whose stocks appear likely to go up in value because of market changes in the way they do business (for example, a corporate restructuring).
■	Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies’ products.

Fixed Income Investments

The fund invests in a broad range of fixed-income securities. In selecting individual fixed income securities for the fund’s portfolio, the manager primarily focuses on the relative yields of securities and at various maturities. The manager looks for:

■	Favorable sector and maturity weightings based on interest rate outlook
■	Stable or improving credit quality
■	Low price relative to credit and interest rate characteristics

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	The stock market declines, thereby reducing the value of the equity portion of the fund
■	Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress the prices of their securities

Smith Barney Mutual Funds

3

■	Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fixed income portion of the fund
■	The issuer of a fixed income security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
■	Interest rates decline, and the issuers of fixed income securities held by the fund pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
■	Interest rates rise above the coupon rate on one or more fixed income securities held by the fund, and the issuers of these securities extend the effective maturity date, causing increased price sensitivity. This is known as extension risk
■	The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, which are commonly known as “junk bonds,” are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Who may want to invest The fund may be an appropriate investment if you:

■	Are seeking to invest in a portfolio that includes both equity and fixed income securities
■	Are willing to accept the risks of both the stock market and the bond markets

Smith Barney Dividend and Income Fund

  4

Performance information*

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indexes. The bar chart below shows performance of the fund’s Class B shares, but does not reflect the impact of sales charges (loads). If it did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, O and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class B shares reflects the impact of taxes paid on the reinvestment of dividends and distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class B Shares

Highest and Lowest Quarter returns:

(for periods shown in the bar chart)

Highest: 14.37% in 4th quarter 1998; Lowest: (10.44)% in 3rd quarter 2001.

Year to date: 3.27% through 9/30/04.

*	Prior to September 29, 2003, the fund’s name was Smith Barney Balanced Fund. While the fund has the same investment objectives and the same policy of allocating its assets between equity and fixed income securities, prior to September 29, 2003 it did not have the current policy of investing at least 80% of the equity portion of the fund in dividend-paying stocks. Prior to June 1998, the fund’s name was Smith Barney Utilities Fund and the fund had different investment goals and policies and portfolio managers.

Smith Barney Mutual Funds

5

Average Annual Total Returns

for periods ended December 31, 2003*

Class B	1 year	5 years	10 years	Since Inception	Inception Date
Return Before Taxes	16.58%	(0.16)%	4.89%	7.49%	3/28/88
Return After Taxes on Distributions(1)	15.75%	(1.17)%	2.62%	N/A
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.73%	(0.74)%	2.94%	N/A
Other Classes (Return Before Taxes Only)
Class A	16.09%	(0.51)%	4.87%	5.79%	11/6/92
Class C(2)	20.41%	(0.22)%	N/A	0.78%	6/15/98
Class O(3)	20.67%	0.07%	4.94%	5.20%	2/4/93
Class Y**	N/A	N/A	N/A	N/A
S&P 500 Index***	28.67%	(0.57)%	11.06%	N/A
Lehman Aggregate Index****	4.10%	6.62%	6.95%	N/A
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for Class A, Class C, Class O, and Class Y shares will vary.
(2)	Effective April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3)	Effective April 29, 2004, the initial sales charge of 1.00% on Class O shares was eliminated for sales made on or after that date. The average annual returns for Class O shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

Smith Barney Dividend and Income Fund

  6

*	Prior to September 29, 2003, the fund’s name was Smith Barney Balanced Fund. While the fund has the same investment objectives and the same policy of allocating its assets between equity and fixed income securities, prior to September 29, 2003 it did not have the current policy of investing at least 80% of the equity portion of the fund in dividend-paying stocks. Prior to June 1998, the fund’s name was Smith Barney Utilities Fund and the fund had different investment goals and policies and portfolio managers.
**	There were no Class Y shares outstanding for the calendar year ended December 31, 2003.
***	The Standard & Poor’s 500 Index (“S&P 500 Index”) is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets and includes reinvestment of dividends.
****	The Lehman Brothers Aggregate Index is a benchmark index made up of the Lehman Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Smith Barney Mutual Funds

7

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class O	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.00%		None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(1)	5.00%	1.00%	1.00%	None

Annual fund operating expenses
(expenses deducted from fund assets)	Class A	Class B	Class C	Class O	Class Y(2)
Advisory and administration fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	0.75%	1.00%	0.70%	None
Other expenses	0.15%	0.06%	0.15%	0.15%	0.15%

Total annual fund operating expenses(3)	1.05%	1.46%	1.80%	1.50%	0.80%
(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2)	For Class Y shares, “Other expenses” have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended July 31, 2004.
(3)	As a result of a voluntary management fee waiver by the manager, the net ratio of expenses to average net assets of the fund were 0.93% for Class A shares, 1.33% for Class B shares, 1.66% for Class C shares, 1.37% for Class O shares and 0.68% for Class Y shares. This fee waiver may be discontinued at any time without notice.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Smith Barney Dividend and Income Fund

  8

Number of years you own your shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$602	$817	$1,050	$1,718
Class B (redemption at end of period)	$649	$762	$897	$1,635	*
Class B (no redemption)	$149	$462	$797	$1,635	*
Class C (redemption at end of period)	$283	$566	$975	$2,116
Class C (no redemption)	$183	$566	$975	$2,116
Class O (redemption at end of period)	$253	$474	$818	$1,791
Class O (no redemption)	$153	$474	$818	$1,791
Class Y (with or without redemption)	$82	$255	$444	$990
*	Assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates or securities markets
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund’s securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market

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instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Management

Manager The fund’s investment adviser and administrator (the “manager”) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“CGM”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of secu-rities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any divi-sion, department or affiliate of Citigroup in the course of those relation-ships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

Harry D. Cohen and Scott Glasser have been responsible for the day-to-day management of the equity portion of the fund’s portfolio since September of 2003. Mr. Cohen and Mr. Glasser are investment officers of the manager and managing directors of CGM. Gerald Culmone and Peter J. Wilby have been responsible for the day-to-day management of the fixed income portion of the fund’s portfolio since July 2002. Mr. Culmone and Mr. Wilby are investment officers of the manager. Mr. Wilby is a managing director of Salomon Brothers Asset Management Inc (“SaBAM”), an affiliate of the manager. Mr. Culmone is a vice president of SaBAM.

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Advisory and administration fees For its services during the fiscal year ended July 31, 2004, the manager received an advisory fee equal to 0.32% of the fund’s average daily net assets. Beginning September 29, 2003, the manager has voluntarily undertaken to waive its advisory fees. This waiver may be terminated at any time. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, C and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

Recent developments In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds investment manager and other investment advisory companies, Citicorp Trust, an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that

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the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

Choosing a class of shares to buy

You can choose among the classes of shares described in this Prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

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If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or the distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C and O	Class Y	All Classes
General	$1,000	$15 million	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50
Qualified Retirement Plans*	$25	$15 million	$25
Simple IRAs	$1	n/a	$1
Monthly Systematic Investment Plans	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class O	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A

■  No initial
sales charge

■  Available for purchase only by former Class O shareholders and certain Class C share- holders

■  Deferred sales charge for only
1 year

■  Does not convert to Class A

■  Higher annual expenses than Class A

■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None	None
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	1.00% if you redeem within 1 year of purchase	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	1.00% of average daily net assets	0.70% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

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More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.00	5.26	4.50
$25,000 but less than $50,000	4.25	4.44	3.83
$50,000 but less than $100,000	3.75	3.90	3.38
$100,000 but less than $250,000	3.25	3.36	2.93
$250,000 but less than $500,000	2.75	2.83	2.48
$500,000 but less than $1,000,000	2.00	2.04	1.80
$1,000,000 or more	-0-	-0-	up to 1.00	*

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*	The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current total value of all Class A shares of the fund and other Smith Barney funds that are owned

■	by you, or
■	by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales

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charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

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Class B conversion After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Smith Barney fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C and O shares

You buy Class C or O shares at the net asset value with no initial sales charge. If you redeem your Class C or O shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 minimum initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

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More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

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Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund	Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the subtransfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

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Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Class O shares may be exchanged for Class C shares of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B, Class C and Class O shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

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By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

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By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and your account number

■    The class of shares and the dollar amount or
number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

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Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

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Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

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■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate value of the fund shares in your account is less than $500, for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

Share Certificates Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions The fund generally pays dividends, if any, quarterly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be

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26

effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you, if you are a U.S. shareholder, of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual U.S. shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you, as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Smith Barney Mutual Funds

27

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when SBFM believes that they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the NYSE. Fair value is determined in accordance with procedures approved by the fund’s Board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund’s sub-transfer agent before the sub-transfer agent’s close of business.

Smith Barney Dividend and Income Fund

28

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares. No information is presented for Class Y shares because no Class Y shares were outstanding during the past five fiscal years.

For a Class A share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$10.97	$10.18	$12.74	$14.83	$13.86
Income (loss) from operations:
Net investment income(2)(3)	0.27	0.28	0.35	0.43	0.45
Net realized and unrealized gain (loss)(2)	0.96	0.80	(2.53)	(1.99)	1.00
Total income (loss) from operations	1.23	1.08	(2.18)	(1.56)	1.45
Less distributions from:
Net investment income	(0.30)	(0.29)	(0.38)	(0.48)	(0.40)
Net realized gains	—	—	—	(0.05)	(0.08)
Total distributions	(0.30)	(0.29)	(0.38)	(0.53)	(0.48)
Net asset value, end of year	$11.90	$10.97	$10.18	$12.74	$14.83
Total return(4)	11.28%	10.85%	(17.40)%	(10.73)%	10.62%
Net assets, end of year (millions)	$522	$502	$519	$709	$436
Ratios to average net assets:
Expenses(3)	0.93%	1.05%	1.11%	1.02%	1.04%
Net investment income(2)	2.30	2.72	3.01	3.04	3.10
Portfolio turnover rate*	74%	50%	40%	63%	43%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, amounts for Class A shares would have been $0.36 for net investment income, $(2.54) for net realized and unrealized loss, and 3.12% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	The manager voluntarily waived a portion of its fee for the year ended July 31, 2004. If such a fee was not waived, the actual annualized expense ratio would have been 1.05% for Class A shares.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding forward roll transactions.

Smith Barney Mutual Funds

29

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$10.92	$10.13	$12.68	$14.78	$13.82
Income (loss) from operations:
Net investment income(2)(3)	0.22	0.23	0.28	0.34	0.37
Net realized and unrealized gain (loss)(2)	0.96	0.79	(2.51)	(1.98)	1.01
Total income (loss) from operations	1.18	1.02	(2.23)	(1.64)	1.38
Less distributions from:
Net investment income	(0.24)	(0.23)	(0.32)	(0.41)	(0.34)
Net realized gain	—	—	—	(0.05)	(0.08)
Total distributions	(0.24)	(0.23)	(0.32)	(0.46)	(0.42)
Net asset value, end of year	$11.86	$10.92	$10.13	$12.68	$14.78
Total return(4)	10.88%	10.26%	(17.82)%	(11.28)%	10.09%
Net assets, end of year (millions)	$56	$46	$61	$129	$353
Ratios to average net assets:
Expenses(3)	1.33%	1.48%	1.67%	1.47%	1.55%
Net investment income(2)	1.91	2.31	2.47	2.51	2.60
Portfolio turnover rate*	74%	50%	40%	63%	43%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, amounts for Class B shares would have been $0.29 for net investment income and $(2.52) for net realized and unrealized loss, and 2.58% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	The manager voluntarily waived a portion of its fee for the year ended July 31, 2004. If such a fee was not waived, the actual annualized expense ratio would have been 1.46% for Class B shares.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding forward roll transactions.

Smith Barney Dividend and Income Fund

30

For a Class C(1) share of beneficial interest outstanding throughout each year ended July 31:

	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)
Net asset value, beginning of year	$10.95	$10.15	$12.70	$14.79	$13.83
Income (loss) from operations:
Net investment income(3)(4)	0.19	0.20	0.27	0.32	0.34
Net realized and unrealized gain (loss)(3)	0.95	0.81	(2.53)	(1.98)	1.01
Total income (loss) from operations	1.14	1.01	(2.26)	(1.66)	1.35
Less distributions from:
Net investment income	(0.22)	(0.21)	(0.29)	(0.38)	(0.31)
Net realized gain	—	—	—	(0.05)	(0.08)
Total distributions	(0.22)	(0.21)	(0.29)	(0.43)	(0.39)
Net assets value, end of year	$11.87	$10.95	$10.15	$12.70	$14.79
Total return(5)	10.43%	10.10%	(18.02)%	(11.44)%	9.87%
Net assets, end of year (millions)	$50	$18	$17	$21	$15
Ratios to average net assets:
Expenses(4)	1.66%	1.80%	1.81%	1.73%	1.80%
Net investment income(3)	1.60	1.97	2.31	2.34	2.34
Portfolio turnover rate*	74%	50%	40%	63%	43%
(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, amounts for Class C shares would have been $0.28 for net investment income, $(2.54) for net realized and unrealized loss, and 2.42% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(4)	The manager voluntarily waived a portion of its fee for the year ended July 31, 2004. If such a fee was not waived, the actual annualized expense ratio would have been 1.80% for Class C shares.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding forward roll transactions.

Smith Barney Mutual Funds

31

For a Class O share of beneficial interest outstanding throughout each year ended July 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$10.93	$10.14	$12.69	$14.79	$13.83
Income (loss) from operations:
Net investment income(2)(3)	0.22	0.23	0.30	0.37	0.37
Net realized and unrealized gain (loss)(2)	0.96	0.80	(2.52)	(2.00)	1.01
Total income (loss) from operations	1.18	1.03	(2.22)	(1.63)	1.38
Less distributions from:
Net investment income	(0.25)	(0.24)	(0.33)	(0.42)	(0.34)
Net realized gains	—	—	—	(0.05)	(0.08)
Total distributions	(0.25)	(0.24)	(0.33)	(0.47)	(0.42)
Net asset value, end of year	$11.86	$10.93	$10.14	$12.69	$14.79
Total return(4)	10.82%	10.37%	(17.73)%	(11.19)%	10.13%
Net assets, end of year (millions)	$2	$3	$3	$4	$6
Ratios to average net assets:
Expenses(3)	1.37%	1.51%	1.50%	1.39%	1.53%
Net investment income(2)	1.86	2.28	2.62	2.64	2.62
Portfolio turnover rate*	74%	50%	40%	63%	43%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, amounts for Class O shares would have been $0.32 for net investment income, $(2.54) for net realized and unrealized loss, and 2.73% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(3)	The manager voluntarily waived a portion of its fee for the year ended July 31, 2004. If such a fee was not waived, the actual annualized expense ratio would have been 1.50% for Class O shares.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*	Excluding forward roll transactions.

Smith Barney Dividend and Income Fund

32

Smith Barney Dividend and Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that affected the fund’s performance, during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-04254) FD0229 11/04

November 26, 2004

STATEMENT OF ADDITIONAL INFORMATION

SB Convertible Fund

Salomon Brothers Class A, B, C, O and Y

125 Broad Street

New York, New York 10004

(800) 446-1013

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus for the Salomon Brothers Class A, B, C, O and Y shares of SB Convertible Fund (the “fund”), dated November 26, 2004 as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. Additional information about the fund’s investments is available in the fund’s annual report to shareholders, which is incorporated herein by reference. The prospectus may be obtained free of charge by contacting a Citigroup Global Markets Inc. (“CGM”) Financial Consultant or by writing or calling the fund at the address or telephone number set forth above. The fund is a separate investment series of Smith Barney Income Funds (the “trust”).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1

MANAGEMENT OF THE TRUST AND THE FUND

The executive officers of the trust are employees of certain of the organizations that provide services to the trust. These organizations are the following:

Name	Service
Citigroup Global Markets Inc. (“CGM”)	Distributor

Smith Barney Fund Management LLC (“SBFM” or the “manager”)	Investment adviser and administrator to the fund

Salomon Brothers Asset Management Inc (“SaBAM”)	Sub-investment adviser to the fund

State Street Bank and Trust Company	Custodian

PFPC Inc. (“PFPC Global” or the “Transfer Agent”)	Transfer Agent

These organizations and the functions they perform for the trust are discussed in the fund’s prospectus and in this SAI.

Trustees and Executive Officers of the Trust

Overall responsibility for management and supervision of the fund rests with the trust’s board of trustees. The trustees approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund’s distributor, manager, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.

The names of the trustees of the trust and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Trustee	Since 1993	Retired; Former Director of Signet Group PLC (specialty retail jeweler)	27	None

Allan J. Bloostein 27 West 67th Street, Apt. 5FW New York, NY 10023 Age 74	Trustee	Since 1985	President of Allan Bloostein Associates, a consulting firm; Former Director of CVS Corp.	34	Taubman Centers Inc. (real estate investment trust)

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Age 54	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

*	Each Trustee and officer serve until his or her successor has been duly elected and qualified.

2

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees: (continued)

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Age 73	Trustee	Since 1999	Retired	27	John Hancock Funds

Interested Trustee:

R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup, Inc. (“Citigroup”); formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

**	Mr. Gerken is an “interested person” of the trust as defined in the Investment Company Act of 1940 (the “1940 Act”) because he is an officer of SBFM and certain of its affiliates.

3

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Kent Bailey, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 28	Investment Officer	Since 2004	Vice President of SaBAM; Co-Portfolio Manager of Convertible Accounts; Former Convertible Analyst at Morgan Stanley Dean Witter Advisors	N/A	N/A

Peter D. Luke CAM 399 Park Avenue New York, NY 10022 Age 60	Investment Officer	Since 2001	Director of SaBAM and Investment Officer of SBFM; Portfolio Manager of General Motors Investment Management Corp., 1989-2001	N/A	N/A

4

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers (continued)
Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Age: 41	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Vice President and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance; Europe, the Middle East and Africa, Citigroup Asset Management (1999-2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital (Management Inc., Salomon Brothers Asset Management Asia Pacific Limited
			(1997-1999)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 9th Floor New York, NY 10004 Age 38	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Age: 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

For the calendar year ended December 31, 2003, the trustees beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Interested Trustee:
R. Jay Gerken	A	E
Independent Trustees:
Lee Abraham	A	A
Allan J. Bloostein	B	E
Jane F. Dasher	B	D
Donald R. Foley	A	E
Richard E. Hanson, Jr.	A	B
Paul Hardin	A	E
Roderick C. Rasmussen	A	D
John P. Toolan	A	E

*	The dollar ranges are as follows:

A = None

B = $1-$10,000

C = $10,001-$50,000

D = $50,001-$100,000

E = Over $100,000

5

As of November 1, 2004, the trustees and officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard F. Hanson, Jr. The administrative and governance committee functions as the nominating committee and is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The nominating committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust’s Secretary. The administrative and governance committee did not meet during the fund’s most recent fiscal year.

The fund has an audit committee (“Audit Committee”), comprised solely of members who are independent as defined in the New York Stock Exchange’s (“NYSE”) Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees of the trust for their ratification, the selection, appointment, retention or termination of the trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the trust’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

The fund also has a pricing committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required. During the most recent fiscal year the pricing committee met ten times.

The fund has an investment committee comprised of Mssrs. Bloostein, Hardin, Rasmussen and Toolan.

No independent trustee owned (nor did certain family members of those trustees own) securities in the manager, CGM, or any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of November 1, 2004.

No officer, trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Fees for trustees who are not “interested persons” of the trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of the funds in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 2003, such travel and out-of-pocket expenses totaled $19,408.

The following table shows the compensation paid by the fund to each trustee during the fund’s last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The board meeting fees and out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. Officers and interested trustees of the fund are compensated by CGM.

6

For the fiscal year ended July 31, 2004 and the calendar year ended December 31, 2003, the trustees of the trust were paid the following compensation with respect to the fund and other mutual funds of the CAM Mutual Fund Complex:

Trustee	Aggregate Compensation from the Fund for the Fiscal Year ended July 31, 2004	Aggregate Compensation from the Fund and the Fund Complex for the Year Ended December 31, 2003	Number of Portfolios for Which Person Served Within Fund Complex
Lee Abraham	$2,800	$76,300	27
Allan J. Bloostein	2,500	76,100	34
Jane Dasher	2,625	80,150	27
Donald R. Foley*	950	53,700	19
R.J. Gerken†	0	0	221
Richard E. Hanson, Jr.	2,500	76,600	27
Paul Hardin	2,500	126,600	34
Roderick C. Rasmussen*	1,600	46,100	27
John P. Toolan*	2,512	77,050	27

†	Mr. Gerken is an “interested person” of the fund and as such he does not receive any compensation from the fund.
*	Pursuant to the trust’s deferred compensation plan, the indicated trustees have elected to defer the following amounts of their compensation from the fund: Donald R Foley: $312 and Roderick C. Rasmussen: $900, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $7,950 and Roderick C. Rasmussen: $30,000.

Upon attainment of age 72 the trust’s current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the trust’s trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the trust’s last fiscal year, aggregate compensation paid by the fund to Emeritus Trustees totaled $950.

Investment Adviser, Sub-Investment Adviser and Administrator

SBFM serves as investment adviser to the fund pursuant to a written agreement with the fund (the “Advisory Agreement”) and is located at 399 Park Avenue, New York, NY 10022. SBFM is an indirect wholly owned subsidiary of Citigroup. The advisory agreement was most recently approved by the board of trustees, including a majority of the trustees who are not “interested persons” of the trust (“Independent Trustees”) or SaBaM and SBFM (“Advisers”), on June 25, 2004. SBFM also serves as administrator (the “Administrator”) to the fund pursuant to a separate written agreement dated May 4, 1994 (the “administration agreement”), which was most recently approved by the board on June 25, 2004. SaBaM serves as sub-investment adviser to the fund pursuant to a written agreement dated November 22, 1999. The agreements between SaBAM as sub-investment adviser and SBFM were most recently approved by the fund’s board of trustees, including a majority of the Independent Trustees, on June 25, 2004.

Certain of the services provided to the trust by SBFM and the sub-investment adviser (“collectively the “manager”) are described in the prospectus under “Management”. SBFM and the sub-investment adviser pay the salaries of all officers and employees who are employed by both them and the trust, and maintain office facilities for the trust. In addition to those services, SBFM furnishes the trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust, prepares reports to the fund’s shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state Blue Sky authorities. SBFM and the

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sub-investment adviser bear all expenses in connection with the performance of their services. SBFM renders investment advice to investment companies that had aggregate assets under management as of June 30, 2004 in excess of $114.5 billion.

Each of the Advisory Agreement and the Sub-Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the fund’s Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund’s board with such independent trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the fund’s Advisory Agreement and Sub-Advisory Agreement, the board, including the independent trustees (“Independent Trustees”), considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SBFM or its affiliates in connection with providing services to the fund, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the fund. The board also considered the fund’s performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and SBFM services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of SBFM, as well as research services received by SBFM from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and SaBAM. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or SBFM may terminate the Advisory Agreement on sixty days’ written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-entities, registered investment companies and unregistered domestic and offshore funds. As of September 30, 2004, SaBAM had in excess of $78.6 billion in assets under management. SaBAM was organized as a Delaware corporation in 1987 and its principal business address is 399 Park Avenue, New York, New York 10022. SaBAM is an indirect wholly owned subsidiary of Citigroup.

As compensation for investment advisory services, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.50% of the value of the fund’s average daily net assets. As compensation for sub-advisory services, SBFM pays SaBAM a fee of 0.40% from SBFM’s fee.

For the periods below, the fund paid investment advisory fees to SBFM as follows:

For the Fiscal Year Ended July 31:
2002	2003	2004
$624,146	$580,360	$947,850

As compensation for administrative services, the fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.20% of the fund’s average daily net assets. For the periods shown below, the fund paid administrative fees to SBFM as follows:

For the Fiscal Year Ended July 31:
2002	2003	2004
$249,658	$232,144	$379,140

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For the fiscal years ended July 31, 2002, July 31, 2003 and July 31, 2004, the fund paid SaBAM sub-investment advisory fees of $499,317, $464,288 and $758,280, respectively.

The trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Trustees of the trust.

Independent Registered Public Accounting Firm

KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the trust’s independent registered public accounting firm to examine and report on the trust’s financial statements and highlights for the fiscal year ending July 31, 2005.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Trust, SBFM, SaBAM and the principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of ethics of the fund, SBFM, SaBAM and the principal underwriter are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, on the fund’s website at www.citigroupAM.com and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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INVESTMENT OBJECTIVE AND POLICIES

The prospectus discusses the investment objective of the fund and the policies to be employed to achieve the objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies.

The fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its total assets in “synthetic convertible securities.” Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.

The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities determined by SaBAM to be of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.

For temporary defensive purposes, when deemed appropriate by the fund’s sub-investment adviser in light of current market conditions, the fund may invest in any type of money market instruments and cash, short term debt securities or cash without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales “against the box.” The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.

Other Investment Policies

U.S. Government Securities.    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Bank Obligations.    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

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Obligations of foreign branches of U.S. banks, such as certificates of deposit (“CDs”) and time deposits (“TDs”), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the manager will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the fund are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund (“SAIF”). As a result, such savings and loan associations are subject to regulation and examination.

Corporate Debt Securities.    Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

Ratings as Investment Criteria.    In general, the ratings of nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of fixed income securities, but the fund also will rely upon the independent advice of the manager or sub-investment adviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by the fund, but the sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

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When-Issued Securities and Delayed-Delivery Transactions.    In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by the manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s total assets.

Fixed income securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, the public’s perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase of securities on a when-issued or delayed-delivery basis by the fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Zero Coupon Bonds.    A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. The fund may also invest in hybrid zero coupon securities which possess qualities of both zero coupon and coupon bonds.

Repurchase Agreements.    The fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the trust’s board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

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For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Lending of Portfolio Securities.    Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. The fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a “finder.” Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at, the rates generally applicable to long-term capital gains (see “Taxes”).

By lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the trust’s board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in the judgment of SBFM, the consideration to be earned from such loans would justify the risk.

Medium-, Low- and Unrated Securities.    The fund may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the fund with a commensurate effect on the value of the fund’s shares.

While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these

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securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. A major economic recession could likely disrupt severely the market for medium- and low-rated and comparable unrated securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

Securities that are rated Ba by Moody’s Investors Service, Inc. (“Moody’s”) or BB by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

In light of the risks described above, the manager or sub-investment adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the ability of the issuer’s management and regulatory matters.

Options on Securities.    The fund may purchase and write covered call and secured put options. The fund may enter into closing transactions with respect to the options transactions in which it may engage. The fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time.

A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund’s obligations under the call, provided such securities have been determined by the manager to be liquid and unencumbered pursuant to guidelines established by the trustees (“eligible segregated assets”) or (c) owns an offsetting call option.

Writing call and put options.    When the fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When the fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When the fund purchases a put, it pays a premium in return for the

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right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

The fund may write puts on securities only if they are “secured.” A put is “secured” if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The fund may write (a) in-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) or similar foreign clearing corporation and of the securities exchange on which the option is written.

Purchasing call and put options.    The fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

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Closing transactions.    The fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder’s exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market.

There can be no assurance that a liquid secondary market will exist at a given time for any particular option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the fund expects to purchase only call or put options issued by the Clearing Corporation. The fund expects to write options only on U.S. securities exchanges.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which SBFM or the sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or sub-investment adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or

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borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Currency Transactions.    The fund’s dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. The fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If the fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund’s total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, the fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to the fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

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Futures Activities.    The fund may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation.

Futures Contracts.    The fund may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities.

In purchasing and selling futures contracts and related options, the fund will comply with the following policies. Futures and related options will be used solely for bona fide hedging purposes (or the underlying commodity value of the fund’s long positions will not exceed the sum of certain identified liquid investments) and (b) the fund will not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund’s total assets. In order to prevent leverage in connection with the purchase of futures contracts by the fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with State Street Bank and Trust Company. The fund will engage only in futures contracts and related options which are listed on a national commodities exchange. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Interest Rate Futures Contracts.    The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contracts markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and the manager anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the

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staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Stock Index Futures Contracts.    The fund may purchase and sell stock index futures contracts. These transactions will be made by the fund solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as “variation margin,” to cover any additional obligation that it may have under the contract.

Successful use of stock index futures contracts by the fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SBFM’s or SaBAM’s ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

Future Contracts Generally. No consideration is paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will terminate the fund’s existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager or sub-investment adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements,

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the fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If the fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options on Futures Contracts.    An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. The fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly “secured.” An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SBFM or the sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SBFM or the sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

Securities of Other Investment Companies.    The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, the fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund’s total assets and (iii) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets.

To the extent the fund invests in securities of other investment companies, the fund’s shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly,

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then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Index-Related Securities (“Equity Equivalents”).    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), iShares (interests in a portfolio of securities that seeks to track the performance of a benchmark index or a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived from and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Foreign Investments.    Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since the fund may invest in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund’s total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response

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to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Certain securities held by the fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the fund will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.

The interest payable on the fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s net investment return. Additionally, the operating expenses of the fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the fund, such as custodial costs, valuation costs and communication costs, are higher than those costs incurred by such other investment companies.

The fund may also purchase American Depository Receipts (“ADRs”), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Convertible Securities and Synthetic Convertible Securities.    Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on Nasdaq. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Temporary Investments.    When the manager or sub-investment manager believes that market conditions warrant, the fund may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the fund may invest include: U.S. government securities; certain bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which the fund may invest.

Short Sales Against the Box.    The fund may enter into a short sale of common stock such that, when the short position is open, the fund owns an equal amount of preferred shares or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. The fund will enter into this kind of short sale, described as “against the box,” for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although the fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Rule 144A Securities.    The fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SBFM the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in

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restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

Real Estate Investment Trusts.    The fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITS are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT’s manager. REITS are also subject to risks generally associated with investments in real estate.

Restricted and Illiquid Securities.    The fund may invest up to 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The above restriction does not apply to Rule 144A Securities.

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the manager or sub-investment adviser believes it desirable to do so. The fund’s investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund’s total assets could be adversely affected.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and those in the fund’s prospectus.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Warrants.    Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investment in warrants, valued at the lower of cost or market, may not exceed 10% of the value of the fund’s total assets. Included within that amount, but not to exceed 5% of the value of the fund’s total assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

Securities of Unseasoned Issuers.    Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

Fixed Income Securities.    Investments in fixed income securities may subject the fund to risks, including the following:

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

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Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

Lower Rated Fixed Income Securities.    Securities which are rated BBB by the Standard & Poor’s Division of S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because high yield bonds (“junk bonds”) have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Repurchase Agreements.    The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the fund may invest up to 25% of its foreign securities, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.

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Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund’s investments are denominated relative to the U.S. dollar will affect the fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund’s securities are quoted would reduce the fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

Derivative Instruments.    In accordance with its investment policies, the fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager’s expectations will be wrong. Transactions in derivative instruments often enable the fund to take investment positions that more precisely reflect the portfolio manager’s expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

Market risk:    The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The risk that the issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

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Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for the fund’s portfolio is reviewed and analyzed by the fund’s portfolio manager to assess the risk and reward of each such instrument in relation to the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Risks of Writing Options.    Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by the manager or sub-investment adviser. Successful use by the fund of options will be subject to the manager’s ability to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund’s performance.

The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where the

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fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Investment Restrictions

The trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the fund, which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the fund. A “majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 16 may be changed by vote of a majority of the board of trustees at any time.

The investment policies adopted by the Trust prohibit the fund from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Investing in “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

5.  Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box” and make short sales or maintain a short position). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

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6.  Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.  Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

9.  Investing in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

10.  Writing or selling puts, calls, straddles, spreads or combinations thereof, except as permitted under the fund’s investment objective and policies.

11.  Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

12.  Purchasing any security if as a result the fund would then have more than 10% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

13.  Making investments for the purpose of exercising control or management.

14.  Purchasing or retaining securities of any company if, to the knowledge of the trust, any of the trust’s officers or trustees or any officer or director of SBFM individually owns more than  1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

15.  Investing in warrants (except as permitted under the fund’s investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the fund’s total assets. At no time may more than 5% of the fund’s total assets be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

16.  Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Portfolio Turnover

The fund does not intend to seek profits through short-term trading. Nevertheless, the fund will not consider portfolio turnover rate a limiting factor in making investment decisions. High portfolio turnover involves correspondingly greater transaction costs (including brokerage commissions, which are borne directly by the fund) and may increase the recognition of short-term, rather than long-term capital gains.

Under certain market conditions, the fund may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by the fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of the fund’s securities that are included in the computation of turnover were replaced once during a one-year period. The fund’s turnover rate is calculated by dividing the

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lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

Certain other practices which may be employed by the fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SBFM or the sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

For the fiscal years ended July 31, 2003 and 2004, the portfolio turnover rates were as follows:

For the Fiscal Year Ended July 31:
2003	2004
133%	113%

Portfolio Transactions

Decisions to buy and sell securities for the fund are made by the fund’s sub-investment adviser, subject to the overall review of the Trust’s board of trustees. Although investment decisions for the fund are made independently from those of the other accounts managed by the fund’s sub-investment adviser, investments of the type the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by the fund’s sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the fund’s sub-investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the fund’s sub-investment adviser in its best judgment and in a manner deemed fair and reasonable to the fund’s shareholders. The primary considerations of the fund’s sub-investment adviser in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the fund’s sub-investment adviser may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the fund’s sub-investment adviser, and the fees of the fund’s sub-investment adviser are not reduced as a consequence of its receipt of the supplemental information. The information may be useful to the fund’s sub-investment adviser in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the fund’s sub-investment adviser in carrying out its obligations to the fund.

Most of the purchases and sales of securities by the fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities. The primary trading market for a given security is generally located in the country in which the issuer has its principal office.

Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but

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the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The table below sets forth certain information regarding the fund’s payment of brokerage commissions.

Total Brokerage Commissions Paid

Fiscal Year
2002	$82,807
2003	136,651
2004	184,293

Brokerage Commissions Paid to CGM

Fiscal Year
2002	—
2003	—
2004	—

% of Total Brokerage Commissions Paid to CGM

Fiscal Year
2002	—
2003	—
2004	—

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM

Fiscal Year
2002	—
2003	—
2004	—

During the fiscal year ended July 31, 2004 the fund directed $141,424 in brokerage commissions.

In selecting brokers or dealers to execute securities transactions on behalf of the fund, the sub-investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the sub-investment adviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Sub-Advisory Agreement authorizes the sub-investment adviser, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the trust, the other funds and/or other accounts over which the sub-investment adviser or its affiliates exercise investment discretion. Further, CGM will not participate in commissions brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The trust’s board of trustees periodically will review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the trust.

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To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for the fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of the manager, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, CGM may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the trust’s board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

The fund may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the fund commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

The board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Holdings of the securities of the fund’s regular brokers or dealers or of their parents that derive more than 15% of gross revenues from securities-related activities at the end of the fund’s 2004 fiscal year were as follows:

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of securities owned
		(000’s omitted)
Merrill Lynch	D	$39,900

ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

Orders for the purchase of the fund’s Salomon Brothers shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the fund calculates its net asset value and either transmitted to CGM [by 7:00 p.m., New York time,] by the close of its business day (normally 5:00 p.m., New York time), or transmitted by dealers to the Transfer Agent, through the facilities of the National Securities Clearing Corporation (“NSCC”) on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See “Buying Shares” and “Exchanging Shares” in the prospectus. It is the dealers’ responsibility to ensure that orders are transmitted on a timely basis to CGM or the Transfer Agent through the facilities of NSCC. Any loss resulting from a dealer’s failure to submit an order within the prescribed time frame will be borne by that dealer.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a

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member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks that are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Salomon Brothers Class A Shares

Volume Discounts.    The schedule of sales charges on Salomon Brothers Class A shares described in the prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are “affiliated persons” of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank or an investment adviser registered with the SEC under the Investment Advisers Act) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Salomon Brothers Class A shares should call (800) 446-1013.

Group Purchases.    A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the prospectus and will be based upon the aggregate sales of Salomon Brothers Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans that provide for payroll deductions and retirement plans under Section 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under conditions such that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Salomon Brothers Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Salomon Brothers Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A “qualified group” is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring fund shares at a discount; and (c) satisfies uniform criteria that enable the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the fund and its members, and must agree to include sales and other materials related to the fund in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would

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otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Initial Sales Charge Waivers.    In addition to those types of investors set forth in the prospectus who are eligible for waiver of the initial sales charge on purchases of Salomon Brothers Class A shares, investors who, authorized by and as a result of a direct relationship with the fund’s portfolio manager, purchase shares directly from the fund, will also have the initial sales charge waived when purchasing Salomon Brothers Class A shares.

Sales Charge Reallowance.    Purchases of Salomon Brothers Class A shares may be made at the net asset value per share of the Salomon Brothers Class A shares plus the applicable sales charge set forth in the prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of the fund’s Salomon Brothers Class A shares.

Right of Accumulation.    Reduced sales charges in accordance with the schedule in the prospectus relating to Salomon Brothers Class A shares apply to any purchase of Salomon Brothers Class A shares if the aggregate investment in Salomon Brothers Class A shares of all funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class C shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made in the fund’s Salomon Brothers Class A shares, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder’s holdings through a check of appropriate records. The fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent.    For the purposes of determining which sales charge level set forth in the prospectus is applicable to a purchase of Salomon Brothers Class A shares, investors may establish a total investment goal in shares of the fund to be achieved over a thirteen-month period and may purchase Salomon Brothers Class A shares during such period at the applicable reduced front end sales charge. All Salomon Brothers Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the Transfer Agent, also be included at the current net asset value to reach a level specified in the table in the prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser’s cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor the fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Salomon Brothers Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the Transfer Agent within twenty days of notification or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the fund, the Transfer Agent or eligible securities dealers.

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ADDITIONAL REDEMPTION INFORMATION

If the board of trustees determines that it is in the best interests of the remaining shareholders of the fund, the fund may pay redemption proceeds in whole or in part by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at the value employed for determining such redemption proceeds, and selecting the securities in such manner as the board of trustees may deem fair and equitable. However, the fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund. A shareholder who receives a distribution in kind may incur brokerage commissions upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale.

Under the 1940 Act, the fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

The fund no longer issues share certificates. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

SHAREHOLDER SERVICES

Exchange Privilege.    Shareholders may exchange all or part of their shares for shares of the same class of any Salomon Brothers funds, as indicated in the prospectus. The exchange privilege enables shareholders of the fund to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then-current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if other SBFM or SaBAM in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability of fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other Salomon Brothers funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor.

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During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Automatic Withdrawal Plan.    An Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the prospectus. All dividends and distributions on the shares held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under the Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, the fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege.    A shareholder may return any dividend, capital gain or redemption check to the fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Salomon Brothers Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Salomon Brothers Class B and Salomon Brothers Class C shares, if an investor redeems Salomon Brothers Class B or Salomon Brothers Class C shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Salomon Brothers Class B or Salomon Brothers Class C shares of any fund within 60 days, the Salomon Brothers Class B or Salomon Brothers Class C shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans.    The fund offers a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase fund shares.

Boston Safe Deposit and Trust Company (“Boston Safe”) serves as custodian and furnishes the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from the fund. Because the application of particular tax provisions will vary depending on each individual’s situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

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Individual Retirement Accounts.    The fund offers a prototype individual retirement account (“IRA”), which has been approved as to form by the IRS. Contributions to an IRA made available by the fund may be invested in shares of the fund and/or certain other Salomon Brothers funds.

Boston Safe serves as custodian of the IRAs and furnishes the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information on adopting an IRA, including information on fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

DISTRIBUTOR

CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the fund’s distributor on a best efforts basis pursuant to a distribution agreement (the “Distribution Agreement”). The fund offers its shares on a continuous basis.

When payment is made by the investor before settlement date, unless otherwise instructed by the investor the funds will be held as a free credit balance in the investor’s brokerage account and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a Salomon Brothers money market fund. If the investor instructs the distributor to invest the fund in a Salomon Brothers money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Salomon Brothers money market fund, and affiliates of CGM that serve the fund in an investment advisory or administrative capacity will benefit from the fact they are receiving investment management fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust’s board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Sub-Advisory, Administration and Distribution Agreements for continuance.

Distribution Fees

Rule 12b-1 under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear the expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The board of the trust has adopted services and distribution plans with respect to each class of shares of the fund (other than Salomon Brothers Class O and Salomon Brothers Class Y) pursuant to the Rule (the “Plans”). The board of trustees of the fund has determined that there is a reasonable likelihood that the Plans will benefit the fund and its shareholders.

Each Salomon Brothers class described in this SAI, other than Salomon Brothers Class O and Salomon Brothers Class Y, is authorized, pursuant to a services and distribution plan applicable to that class of shares (the “Class A Plan,” the “Class B Plan” and the “Class C Plan,” as applicable, and collectively, the “Plans”) adopted pursuant to the Rule to pay CGM an annual service fee with respect to the Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares at the rate of 0.25% of the value of the average daily net assets of the respective class.

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With respect to Salomon Brothers Class B and Salomon Brothers Class C shares of the fund, CGM is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

The service fees are used for servicing shareholder accounts, including payments by CGM to selected securities dealers. The distribution fees are paid to CGM to compensate for activities primarily intended to result in the sale of Salomon Brothers Class B and Salomon Brothers Class C shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the fund’s prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of shares; any other costs and expenses relating to distribution or sales support activities; compensation for CGM’s initial expense of paying investment representatives or introducing brokers a commission upon the sale of the fund’s shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, CGM may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the fund (a “trail fee”) with respect to accounts that dealers continue to service.

With respect to Salomon Brothers Class B shares, CGM will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25%, which will begin to accrue immediately after settlement. With respect to Salomon Brothers Class C Shares, CGM will pay broker-dealers at the time of sale a commission of up to 1.00% of the Class C shares they sell and a quarterly trail fee at an annual rate of 1.00%, with such fee starting in the thirteenth month after purchase.

Sales personnel of broker/dealers distributing the fund’s shares and any other persons entitled to receive compensation for selling or servicing the fund’s shares receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by CGM and dealers in connection with the sale of shares will be paid, in the case of Salomon Brothers Class A shares, from the proceeds of front end sales charges and the ongoing service fees, and in the cases of Salomon Brothers Class B and Salomon Brothers Class C shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Salomon Brothers Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Salomon Brothers Class B shares.

The Plans provide that CGM may make payments to assist in the distribution of the fund’s shares out of the other fees received by it or its affiliates from the fund, its past profits or any other sources available to it. From time to time, CGM may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to CGM under the Plans and payments by CGM to selected securities dealers are payable without regard to actual expenses incurred.

CGM may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers’ registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the fund. In addition, CGM may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers that sell a minimum dollar amount of shares of the fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers that have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the fund’s shares

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or the amount that the fund will receive as proceeds from such sales. Dealers may not use sales of the fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state or NASD rules. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by CGM, any applicable Plan payments or CGM’s other resources. Other than Plan payments, the fund does not bear distribution expenses.

A quarterly report of the amounts expended with respect to the fund under the applicable Plan, and the purposes for which such expenditures were incurred, is periodically presented to the fund’s board of trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the trust’s board of trustees and by the trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to the fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of the fund or class, as the case may be.

VALUATION OF SHARES

The net asset value of the fund’s Salomon Brothers classes of shares will be determined on any date that the NYSE is open by dividing the net asset value attributable to each class by the total number of shares of the class outstanding. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by the fund in valuing its assets.

Net asset value for the fund is determined by dividing the fund’s net assets by the number of its shares outstanding. Net asset value is calculated separately for each class. Securities owned by the fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at the last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the Nasdaq National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the board of trustees has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund’s net assets, and current market value of such options sold by the fund will be subtracted from that fund’s net assets. Any other investments, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the board of trustees in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no

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event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the mean between the bid and asked quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available the rate of exchange will be determined in good faith.

Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the fund’s net asset value may not take place contemporaneously with the determination of the prices of the fund’s investments, and the fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund. Events affecting the values of investments that occur between the time their prices are determined and the close of trading on the NYSE on each day that the NYSE is open will be reflected in a fund’s net asset value when management, under the supervision of the Trust’s board of trustees, determines that the particular event would materially affect the net asset value.

Debt securities of United States issuers (other than U.S. government securities and short-term investments) are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the trust’s board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value or as determined by or under the direction of the board. The procedures of the Pricing Service are reviewed periodically by the officers of the trust under the general supervision and responsibility of the board of trustees.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund intends to continue to qualify to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated

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investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be

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marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund’s being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless

42

revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the

43

extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund

44

share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund and disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the applicable sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.     The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by the fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

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Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder and bank deposits, reduced by expenses that allocable to such income) and (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short term capital gain over the fund’s net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time. On November 5, 1992 the trust filed an Amended and Restated Master Trust Agreement (the “trust agreement”). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively. The fund is a series of the trust. Prior to May 14, 2003, the fund was known as Smith Barney Convertible Fund. The trust has six other series.

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of-pocket expenses and costs of any foreign and domestic sub-custodians. The assets of the trust are held under bank custodianship in compliance with the 1940 Act.

PFPC Inc., located at P.O. Box 9699, Providence, R.I. 02940-9699, serves as the transfer agent and shareholder services agent for the fund’s Salomon Brothers classes of shares.

VOTING RIGHTS

In the interest of economy and convenience, certificates representing shares in the trust are not physically issued. The Transfer Agent maintains a record of each shareholder’s ownership of fund shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares of the trust voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund except with respect to the election of trustees and the selection of the independent registered public accounting firms.

Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a trustee. The trust agreement provides for indemnification from the trust’s property for all losses and expenses of any shareholder held personally liable for the obligations

46

of the trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the trust’s management believes is remote. Upon payment of any liability incurred by the trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the trust. The trustees intend to conduct the operations of the trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the trust.

The trustees have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms, make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the trust. Salomon Brothers Class A, B, C, O and Y shares of the fund represent interests in the assets of the fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to the Rule 12b-1 distribution plan pertaining to a particular class.

As of November     , 2004, the following shareholders beneficially owned and as recordholder 5% or more of a class of shares of the fund’s Salomon Brothers Classes:

Convertible Fund—Salomon Class A

MLPFS for the sole benefit of its customers

Attn: Fund Administration

4800 Deer Lake Drive East, 3rd Fl

Jacksonville, FL 32246-0000

owned 2,952.016 (9.8925%) shares

Dean Witter for the benefit of

David J. Conner Dos Pa Defined

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 2,938.663 (9.8478%) shares

Dean Witter for the benefit of

Diliberto Family Living Trust

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 2,642.149 (8.8541%) shares

Legg Mason Wood Walker Inc.

396-00047-15

P.O. Box 1476

Baltimore, MD 23202

owned 1,786.147 (5.9856%) shares

First Clearing, LLC

A/C 1987-4374

Enrico Caruso

Rev LVG TR Mae Caruso

Michael T. Caruso

2100 S. Ocean Ln, Apt 1506

Ft Lauderdale, FL 33316-3826

owned 1,666.000 (5.5830%) shares

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A G Edwards Sons Inc FBO

John C. Gallagher

Erha F. Gallagher Ttees

A/C 0670-007103

One North Jefferson

St. Louis, MO 63103-2287

owned 1,663.203 (5.5736%) shares

Convertible Fund—Salomon Class B

American Enterprise Investment Svcs

FBO 315305121

P.O. Box 9446

Minneapolis, MN 55440

owned 4,228.324 (42.2975%) shares

MLPFS for the sole benefit of its customers

Attn Fund Administration

4800 Deer Lake Drive East 3rd Fl

Jacksonville, FL 32246-0000

owned 2,504.851 (25.0570%) shares

American Enterprise Investment Svcs

FBO 199894841

P.O. Box 9446

Minneapolis, MN 55440

owned 1,558.090 (15.5862%) shares

American Enterprise Investment Svcs

FBO 317235051

P.O. Box 9446

Minneapolis, MN 55440

owned 668.693 (6.6892%) shares

American Enterprise Investment Svcs

FBO 307920081

P.O. Box 9446

Minneapolis, MN 55440

owned 523.835 (5.2401%) shares

Convertible Fund—Salomon Class C

Dean Witter for the benefit of

James E. Atchison

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 2,785.986 (8.9286%) shares

Dean Witter for the benefit of

Kenneth O. Manning and

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 2,208.458 (7.0778%) shares

48

Dean Witter for the benefit of

Thelma N. Collins

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 2,197.663 (7.0432%) shares

Dean Witter for the benefit of

Joseph M. Bolton and

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 1,948.880 (6.2459%) shares

Dean Witter for the benefit of

Roy C. Adams

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 1,932.402 (6.1930%) shares

Dean Witter for the benefit of

Anne A. Beall

P.O. Box 250, Church Street Station

New York, NY 10008-0250

owned 1,723.774 (5.5244%) shares

UBS Financial Services Inc. FBO

Belford Duplantis Jr and

Jeannette Duplantis JTWROS

TOD

12542 Labelle Rd

Beaumont, TX 77705-9416

owned 1,659.039 (5.3170%) shares

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FINANCIAL STATEMENTS

The fund’s Annual Report for the fiscal year ended July 31, 2004 is incorporated herein by reference in its entirety. The annual report was filed on October 12, 2004, Accession Number 0001133228-04-000451.

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APPENDIX A—Ratings

Description of Ratings

Description of S&P Corporate Bond Ratings

AAA

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC

Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody’s Corporate Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody’s applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Description of Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Various NRSROs utilize rankings within ratings categories indicated by a + or -. The fund, in accordance with industry practice, recognizes such ratings within categories as gradations, viewing for example S&P’s rating of A-1+ and A-1 as being in S&P’s highest rating category.

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APPENDIX B

Proxy Voting Policies and Procedures

The board of trustees of the trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to

54

the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

55

November 26, 2004

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY INCOME FUNDS

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with each prospectus of the Smith Barney Income Funds (the “Trust”) dated November 26, 2004, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses. Additional information about a fund’s investments is available in the fund’s annual reports to shareholders, which are incorporated herein by reference. Each fund’s prospectus may be obtained free of charge by contacting a Smith Barney Financial Consultant, a PFS Investments Inc. (“PFSI”) Registered Representative, a broker/dealer, or a financial institution (each called a “Service Agent”) or by writing or calling the Trust at the address or telephone number set forth above. Shares of Smith Barney Income Funds are offered currently with a choice of seven series or portfolios: Smith Barney Dividend and Income Fund (the “Dividend and Income Fund”) (formerly Smith Barney Balanced Fund), SB Convertible Fund (the “Convertible Fund”), Smith Barney Diversified Strategic Income Fund (the “Diversified Strategic Income Fund”), Smith Barney Exchange Reserve Fund (the “Exchange Reserve Fund”), Smith Barney High Income Fund (the “High Income Fund”), Smith Barney Municipal High Income Fund (the “Municipal High Income Fund”) and Smith Barney Total Return Bond Fund (the “Total Return Bond Fund”) (collectively referred to as “funds” and individually as a “fund”).

Classes A, B, C, O and Y of SB Convertible Fund have been redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O and Smith Barney Class Y. This SAI relates to the prospectus that offers the Smith Barney Classes of SB Convertible Fund.

This SAI is not a prospectus. It is intended to provide more detailed information about each fund as well as matters already discussed in each prospectus and therefore should be read in conjunction with each of the prospectuses dated November 26, 2004, which may be obtained from the Trust or your Service Agent.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

For ease of reference, the same section headings are used in each of the funds’ prospectuses and this statement of additional information, except where shown below:

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

MANAGEMENT OF THE TRUST AND THE FUNDS

The executive officers of the Trust are employees of certain of the organizations that provide services to the Trust. These organizations are the following:

Name	Service
Citigroup Global Markets Inc. (“CGM”)	Distributor of each fund

PFS Distributors, Inc. (“PFSD”)	Distributor of Diversified Strategic Income Fund and Exchange Reserve Fund

Smith Barney Fund Management LLC (“SBFM” or the “manager”)	Investment adviser and administrator to each fund

Citigroup Asset Management Limited (“CAM LTD”)	Sub-investment adviser to Diversified Strategic Income Fund

Salomon Brothers Asset Management Inc (“SaBAM”)	Sub-investment adviser to Convertible Fund

State Street Bank and Trust Company	Custodian

Citicorp Trust Bank, fsb (“transfer agent”)	Transfer Agent

PFPC Inc. (“PFPC”)	Sub-Transfer Agent of each fund

Primerica Shareholder Services (“PSS”)	Sub-Transfer Agent of Diversified Strategic Income Fund and Exchange Reserve Fund

These organizations and the functions they perform for the Trust are discussed in the funds’ prospectuses and in this SAI.

Trustees and Executive Officers of the Trust

Overall responsibility for management and supervision of the funds rests with the Trust’s board of trustees. The trustees approve all significant agreements between the funds and the companies that furnish services to the funds, including agreements with the funds’ distributors, manager, sub-investment adviser, as applicable, custodian and transfer agent. The day-to-day operations of the funds are delegated to the manager.

The names of the trustees of the Trust and executive officers of the funds, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the funds are employees of organizations that provide services to the funds.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Trustee	Since 1993	Retired; Former Director of Signet Group PLC (specialty retail jeweler)	27	None

Allan J. Bloostein 27 West 67th Street, Apt. 5FW New York, NY 10023 Age 74	Trustee	Since 1985	President of Allan Bloostein Associates, a consulting firm; Former Director of CVS Corp.	34	Taubman Centers Inc. (real estate investment trust)

*	Trustees and officers serve until their successors are elected and qualified.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees: (continued)

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Age 54	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ, 07960 Age 73	Trustee	Since 1999	Retired	27	John Hancock Funds

Interested Trustee:

R. Jay Gerken** Citigroup Asset Management “CAM” 399 Park Avenue New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CGM; President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup, Inc. (“Citigroup”); formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

*	Trustees and officers serve until their successors are elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) because he is an officer of SBFM and certain of its affiliates.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Age 38	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Olivier Asselin CAM LTD Citigroup Centre Canada Square Canary Wharf, London E14 5LB Age 40	Vice President and Investment Officer (Diversified Strategic Income Fund)	Since 2002	Managing Director and Investment Officer at CAM LTD	N/A	N/A

Kent Bailey, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 28	Investment Officer (SB Convertible Fund)	Since 2004	Vice President of SaBAM; Co-Portfolio Manager of Convertible Accounts; Former Convertible Analyst at Morgan Stanley Dean Witter Advisors	N/A	N/A

Peter M. Coffey CAM 399 Park Avenue New York, NY 10022 Age 58	Vice President and Officer (Municipal High Income Fund)	Since 1999	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A

Harry D. Cohen CAM 399 Park Avenue New York, NY 10022 Age 63	Vice President and Investment Officer (Dividend and Income Fund)	Since 2003	Managing Director of CGM and Investment Officer of SBFM	N/A	N/A

Gerald J. Culmone SaBAM 399 Park Avenue New York, NY 10022 Age 40	Vice President and Investment Officer (Dividend and Income Fund)	Since 2002	Vice President of SaBAM	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue New York, NY 10022 Age 55	Vice President and Investment Officer (Total Return Bond Fund)	Since 1998	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

*	Trustees and officers serve until their successors are elected and qualified.

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

David T. Fare CAM 399 Park Avenue, 4th Floor New York, NY 10022 Age 41	Vice President and Investment Officer (Total Return Bond Fund)	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Scott Glasser CAM 399 Park Avenue New York, NY 10022 Age 38	Vice President and Investment Officer (Dividend and Income Fund)	Since 2003	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue New York, NY 10022 Age 37	Investment Officer (Exchange Reserve)	Since 1994	Director of CGM; Investment Officer of SBFM	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue New York, NY 10022 Age 50	Vice President and Investment Officer (Exchange Reserve)	Since 2001	Managing Director of CAM	N/A	N/A

Roger M. Lavan SaBAM 399 Park Avenue New York, NY 10022 Age 40	Vice President and Investment Officer (Diversified Strategic Income Fund)	Since 2002	Managing Director of CGM	N/A	N/A

Peter D. Luke CAM 399 Park Avenue New York, NY 10022 Age 60	Investment Officer (SB Convertible Fund)	Since 2001	Director of SaBAM; Investment Officer of SBFM; Portfolio Manager of General Motors Investment Management Corp., 1989-2001	N/A	N/A

Beth A. Semmel SaBAM 399 Park Avenue New York, NY 10022 Age 43	Vice President and Investment Officer (Diversified Strategic Income Fund)	Since 2002	Managing Director of CGM	N/A	N/A

Peter J. Wilby, CFA SaBAM 399 Park Avenue New York, NY 10022 Age 45	Vice President and Investment Officer (Diversified Strategic Income Fund and Dividend and Income Fund)	Since 2002	Managing Director and Chief Investment Officer of SaBAM	N/A	N/A

David M. Zahn CAM LTD Citigroup Centre Canada Square Canary Wharf, London E14 5LB Age 32	Vice President and Investment Officer (Diversified Strategic Income Fund)	Since 2002	Director and Investment Officer of CAM LTD	N/A	N/A

*	Trustees and officers serve until their successors are elected and qualified

Name, Address and Age	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Age 41	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 9th Floor, New York, NY 10004 Age 38	Controller	Since 2002	Vice President of CGM; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Age: 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

* Trustees and officers serve until their successors are elected and qualified.

The following table shows the amount of equity securities owned by the trustees in the funds and in other investment companies associated with Citigroup Inc. (“Citigroup”) supervised by the trustees as of December 31, 2003:

Name of Trustee	Dollar Range of Equity* Securities in the Funds	Aggregate Dollar Range of Equity* Securities in All Investment Companies Associated with Citigroup Overseen by the Trustee
Interested Trustee:
R. Jay Gerken	A	E

Independent Trustees:
Lee Abraham	A	A
Allan J. Bloostein(1)	C	E
Jane F. Dasher(2)	B	D
Donald R. Foley	A	E
Richard E. Hanson, Jr.	A	B
Paul Hardin(3)	C	E
Roderick C. Rasmussen(4)	B	D
John P. Toolan	A	E

*	The dollar ranges are as follows:

A = None

B = $1-$10,000

C = $10,001-$50,000

D = $50,001-$100,000

E = Over $100,000

(1)	High Income Fund, Municipal High Income Fund and Convertible Fund (C)
(2)	Convertible Fund (B)
(3)	Municipal High Income Fund (B), Convertible Fund (C)
(4)	Dividend and Income Fund (B)

As of November 1, 2004, none of the Independent Trustees, or his or her immediate family members, owned beneficially or of record any securities in the manager or principal underwriters of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriters of the funds.

The Trust has no compensation committee of the Board or any committee performing similar functions. The Trust has an administrative and governance committee composed of three independent trustees, Lee Abraham, Donald R. Foley and Richard F. Hanson, Jr.

The administrative and governance committee functions as the nominating committee and is charged with the duty of making all nominations for Independent Trustees to the board of trustees. The nominating committee will consider nominees recommended by the funds’ shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the trust’s Secretary. The nominating committee did not meet during the fund’s most recent fiscal year.

The Trust has an audit committee (“Audit Committee”), comprised solely of members who are independent as defined in the New York Stock Exchange’s (“NYSE”) Listed Company Manual. The members of the Audit Committee are John Toolan, Lee Abraham and Jane F. Dasher.

The Audit Committee oversees the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees of the trust for their ratification, the selection, appointment, retention or termination of the trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by the trust’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. During the most recent fiscal year, the Audit Committee met three times.

The fund also has a pricing committee composed of the Chairman of the Board and one independent Trustee which is charged with determining fair value prices for securities when required. During the Trust’s most recent fiscal year the pricing committee met 10 times.

The fund has an investment committee comprised of Messrs. Bloostein, Hardin, Rasmussen and Toolan.

No officer, director, trustee or employee of CGM or any CGM parent or subsidiary receives any compensation from the Trust for serving as an officer or trustee of the trust. Fees for trustees who are not “interested persons” of the Trust and who are trustees of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the calendar year ended December 31, 2003, such travel and out-of-pocket expenses totaled $19,408.

The following table shows the compensation paid by the Trust to each trustee during the Trust’s last fiscal year. None of the officers of the Trust received any compensation from the Trust for such period. The Trust does not pay retirement benefits to its trustees and officers. Officers and interested trustees of the Trust are compensated by CGM.

For the fiscal year ended July 31, 2004 and the calendar year ended December 31, 2003, the trustees of the trust were paid the following compensation:

Trustee	Aggregate Compensation from the Funds for the Fiscal Year Ended July 31, 2004							Aggregate Compensation from the Funds and the Fund Complex for the Year Ended December 31, 2003	Number of Portfolios for Which Person Served Within Fund Complex
	Convertible	Dividend and Income	Exchange Reserve	DSIP	High Income	Muni High Income	Total Return
Lee Abraham	$2,800	$2,700	$1,900	$4,700	$4,700	$4,700	$2,700	$76,300	27
Allan J. Bloostein	2,500	2,400	1,600	4,100	4,100	4,100	2,400	76,100	34
Jane Dasher	2,625	2,553	1,725	4,294	4,291	4,239	2,526	80,150	27
Donald R. Foley*	950	900	500	1,450	1,450	1,450	900	53,700	19
R. Jay Gerken†	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	221
Richard E. Hanson, Jr.	2,500	2,400	1,600	4,100	4,100	4,100	2,400	76,600	27
Paul Hardin	2,500	2,400	1,600	4,100	4,100	4,100	2,400	126,600	34
Roderick C. Rasmussen*	1,600	1,550	1,150	2,750	2,750	2,750	1,550	46,100	27
John P. Toolan*	2,512	2,440	1,613	4,182	4,179	4,126	2,413	77,050	27

†	Mr. Gerken is an “interested person” of the Trust and as such he does not receive any compensation from the trust.
*	Pursuant to the Trust’s deferred compensation plan, the indicated trustees have elected to defer the following amounts of their compensation from the Trust: Donald R Foley: $3,265 and Roderick C. Rasmussen: $7,100, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $7,950 and Roderick C. Rasmussen: $30,000.

Upon attainment of age 72 the Trust’s current trustees may elect to change to emeritus status. Any trustees elected or appointed to the board of trustees in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Trust’s trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the Trust’s last fiscal year, aggregate compensation was paid by the Trust to Trustees Emeritus totaled $10,500.

Investment Adviser, Sub-Investment Advisers and Administrator

SBFM, located at 399 Park Avenue, New York, NY 10022, serves as investment adviser to each fund pursuant to a separate written agreement with the relevant fund (each, an “advisory agreement”). SBFM is an indirect wholly-owned subsidiary of Citigroup. The advisory agreements were most recently approved by the board of trustees, including a majority of the trustees who are not “interested persons” of the Trust (“Independent Trustees”) or SaBam and SBFM (“Advisers”), on June 25, 2004. SBFM also serves as administrator (the “Administrator”) to each fund pursuant to a separate written agreement dated May 4, 1994 (the “administration agreement”), which was most recently approved by the board on June 25, 2004. CAM LTD serves as sub-investment adviser to the Diversified Strategic Income Fund pursuant to a written agreement effective March 14, 2003. CAM LTD is an affiliate of SBFM. SaBAM serves as sub-investment adviser to Convertible Fund pursuant to a written agreement dated November 22, 1999. The agreements between SaBAM and CAM LTD as sub-investment adviser and SBFM were most recently approved by the fund’s board of trustees, including a majority of the Independent Trustees, on June 25, 2004.

Each of the advisory agreements and sub-advisory agreements has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund’s Board of Trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund’s board with such independent trustees casting votes in person at a meeting called for such purpose.

The fund or SBFM may terminate the advisory agreements on sixty days’ written notice without penalty. The advisory agreements will terminate automatically in the event of assignment (as defined in the 1940 Act). The sub-advisory agreements have similar termination provisions.

SBFM, each sub-investment adviser, and the Administrator pay the salaries of all officers and employees who are employed by both them and the Trust, and maintain office facilities for the Trust. In addition to those services, SBFM furnishes the Trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust, prepares reports to the funds’ shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state Blue Sky authorities. SBFM and the sub-investment advisers bear all expenses in connection with the performance of their services. SBFM renders investment advice to investment companies that had aggregate assets under management as of September 30, 2004 in excess of $111.1 billion.

As compensation for investment advisory services, each fund pays SBFM a fee computed daily and paid monthly at the following annual rates:

Fund	Investment Advisory Fee As a Percentage of Average Net Assets
Convertible Fund	0.50	%(1)
Diversified Strategic Income Fund	0.45	%(2)
Dividend and Income Fund	0.45%
Exchange Reserve Fund	0.30%
High Income Fund	0.50%
Municipal High Income Fund	0.40%
Total Return Bond Fund	0.65%

(1)	As compensation for sub-advisory services, SBFM pays to SaBAM a fee of 0.40% from SBFM’s fee.
(2)	As compensation for sub-advisory services, SBFM pays to CAM LTD a fee of 0.10% from SBFM’s fee.

For the periods below, the funds paid investment advisory fees to SBFM as follows:

	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$624,146	$580,360	$947,850
Diversified Strategic Income Fund	7,314,816	6,246,352	5,677,979
Dividend and Income Fund	3,330,781	2,533,536	2,795,678
Exchange Reserve Fund	453,894	728,533	597,615
High Income Fund	5,498,585	5,065,779	6,118,042
Municipal High Income Fund	2,005,494	1,832,635	1,624,882
Total Return Bond Fund	1,055,893	1,362,568	1,318,617

As compensation for administrative services, each fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the fund’s average daily net assets. For the periods shown below, the funds paid administrative fees to SBFM as follows:

	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$249,658	$232,144	$379,140
Diversified Strategic Income Fund	3,251,030	2,776,156	2,523,546
Dividend and Income Fund	1,480,347	1,126,016	1,242,524
Exchange Reserve Fund	315,669	485,689	398,410
High Income Fund	2,199,434	2,026,312	2,346,841
Municipal High Income Fund	1,002,747	916,318	812,441
Total Return Bond Fund*	N/A	N/A	N/A

*	The administrative fees have been included in the total for investment advisory fees.

For the fiscal year ended July 31, 2002, Diversified Strategic Income Fund paid CAM LTD sub-investment advisory fees of $1,625,515. For the fiscal years ended July 31, 2003 and 2004, Diversified Strategic Income Fund paid CAM LTD fees of $1,388,078 and $1,261,773. For the fiscal years ended July 31, 2002, 2003 and 2004, Convertible Fund paid SaBAM sub-investment advisory fees of $499,317, $464,288 and $758,280 respectively.

The Trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of CGM or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or board of trustees of the Trust.

In approving the continuation of the fund’s Advisory Agreement and Sub-Advisory Agreement, the board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SBFM or its affiliates in connection with providing services to the fund, compared the fees charged by SBFM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBFM with respect to the fund. The board also considered the fund’s performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and SBFM services, and benefits potentially accruing to SBFM and its affiliates from securities lending, administrative, brokerage and transfer agency relationships with affiliates of SBFM, as well as research services received by SBFM from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreements with SBFM and SaBAM. The independent trustees were advised by separate independent legal counsel throughout the process. The fund or SBFM may terminate the Advisory Agreement on sixty days’ written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

Independent Registered Public Accounting Firm

KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the Trust’s independent registered public accounting firm to examine and report on the Trust’s financial statements and highlights for the fiscal year ending July 31, 2005.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trust, its investment adviser, sub-investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the funds, its investment adviser sub-investment adviser and principal underwriters are on file with the SEC.

Proxy Voting Procedures

Although individual trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the summaries of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. These summaries of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objectives. Appendix B also includes CAM LTD’s proxy voting policy, which it follows with respect to portfolio securities held in the Smith Barney Diversified Strategic Income Fund.

Information on how the funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the funds’ website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVES AND POLICIES

The prospectuses discuss the investment objectives of the funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies that the funds may utilize and certain risks attendant to such investments, policies and strategies.

Dividend and Income Fund

The fund is managed as a balanced fund and invests in equity and debt securities. The fund will generally maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately 40% of its total assets in fixed-income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. Under normal market conditions, at least 80% of the equity portion of the fund will be invested in dividend-paying stocks. As a result, the fund expects that a portion of its regular dividends may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.” The fund may also invest up to 25% of its total assets in fixed-income securities rated less than investment grade by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s Investors Services, Inc. (“Moody’s”) or the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). Such securities are commonly referred to as “junk bonds.” There are no maturity restrictions on the fixed-income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

The fund may also hold, from time to time, securities rated Caa by Moody’s or CCC by S&P or, if unrated or rated by other NRSROs, securities of comparable quality as determined by SBFM. While this portion of the securities held by the fund is expected to provide greater income and possibly opportunity for greater gain than investments in more highly rated securities, it may be subject to greater risk of loss of income and principal and is more speculative in nature.

Convertible Fund

The fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its total assets in “synthetic convertible securities.” Synthetic convertible securities are created by combining non-convertible preferred shares or debt securities with common stocks, warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.

The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.

For temporary defensive purposes, when deemed appropriate by SaBAM in light of current market conditions, the fund may invest in any type of money market instruments and short-term debt securities or cash without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales “against the box.” The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.

Diversified Strategic Income Fund

Under normal conditions, at least 65% of the fund’s total assets will be invested in fixed-income securities, which for this purpose will include non-convertible preferred stocks. Up to 20% of the fund’s total assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights. At any given time, the fund may be entirely or only partially invested in a particular type of fixed-income security.

Up to 50% of the fund’s assets may be invested in U.S. or foreign securities rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.” The fund may invest in fixed income securities rated as low as Caa by Moody’s or CCC by S&P or an equivalent rating by any other NRSRO.

Corporate fixed-income securities of foreign issuers include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. Foreign government securities in which the fund may invest consist of fixed-income securities issued by foreign governments. The fund may invest without limit in sovereign debt of issuers in emerging markets but may not invest more than 20% of its total assets in emerging market debt rated below investment grade.

The fund may invest in fixed-income securities issued by supranational organizations, which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Union and the World Bank. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

Up to 20% of the fund’s total assets may be invested in cash and money market instruments at any time. This restriction excludes amounts held in cash or money market funds to pay for securities purchased. The fund may invest in obligations of a foreign bank or foreign branch of a domestic bank only if the manager determines that the obligations present minimal credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.

Exchange Reserve Fund

U.S. government securities in which the fund may invest include: direct obligations of the United States Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds; obligations which are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) pass-through certificates; obligations which are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) bonds. Because the U. S. government is not obligated by law to provide support for an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only when SBFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Certificates of deposit, time deposits and bankers’ acceptances in which the fund may invest are limited to those instruments issued by domestic and foreign banks, including branches of such banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks; time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. The fund may invest in U.S. dollar-denominated bank obligations, such as CDs, bankers’ acceptances and TDs, including instruments issued or supported by the credit of domestic or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The fund generally will invest at least 25% of its total assets in these securities. The fund will invest in an obligation of a foreign bank or foreign branch of a domestic bank only if SBFM deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of domestic banks due to differences in political, regulatory and economic systems and conditions. The fund will not purchase TDs maturing in more than six months and will limit to no more than 10% of its total assets its investment in TDs maturing from two business days through six months.

Commercial paper in which the fund may invest is limited to debt obligations of domestic and foreign issuers that at the time of purchase are Eligible Securities (as defined below) that are (a) rated by at least one NRSRO in the highest rating category for short-term debt securities or (b) comparable unrated securities. The fund also may invest in variable rate master demand notes, which are unsecured demand notes typically purchased directly from large corporate issuers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes normally are not traded in a secondary market. However, the fund may demand payment of principal and accrued interest in full at any time without penalty. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

The fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the fund. For this purpose, variable rate master demand notes (as described above), which are payable on demand or, under certain conditions, at specified periodic intervals not exceeding thirteen months, in either case on not more than 30 days’ notice, will be deemed to have remaining maturities of thirteen months or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis. In addition, securities in which the fund will invest may not yield as high level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

The fund will limit its investments to securities that the board of trustees determines present minimal credit risks and which are “Eligible Securities” at the time of acquisition by the fund. The term Eligible Securities includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. If the fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the board of trustees. The NRSROs currently designated as such by the SEC include S&P, Moody’s, and Fitch, Inc. A discussion of the ratings categories of these NRSROs is contained in Appendix A to this SAI.

The fund generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The fund may invest more than 5% (but no more than 25%) of the then-current value of the fund’s total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.

The fund will concentrate its investments in the banking industry except during temporary defensive periods. Up to 25% of the total assets of the fund may be invested at any time in the obligations of issuers conducting their principal business activities in any industry other than banking. The fund may not acquire more than 10% of the voting or any other class of securities of any one issuer, except that U.S. government securities may be purchased without regard to these limits.

High Income Fund

The fund will seek high current income by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the fund’s total assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its total assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the fund generally will be rated in the lower rating categories, as low as Caa by Moody’s or D by S&P or an equivalent rating by any NRSRO, or in unrated securities that SBFM deems of comparable quality. However, the fund will not purchase securities rated lower than B by both Moody’s and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The fund may also invest in zero coupon bonds and payment-in-kind bonds.

The fund may hold securities with higher ratings when the yield differential between lower-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The fund also may invest in higher-rated securities when SBFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The fund also may lend its portfolio securities, purchase or sell securities on a when-issued or delayed-delivery basis and write covered call options on securities. In order to mitigate the effects of uncertainty in future exchange rates, the fund may engage in currency exchange transactions and purchase options on foreign currencies. The fund also may hedge against the effects of changes in the value of its investments by purchasing put and call options on interest rate futures contracts.

Corporate securities in which the fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The fund’s investments in each of equipment leases or equipment trust certificates will not exceed 5% of its total assets.

Certain of the corporate fixed-income securities in which the fund may invest may involve equity characteristics. The fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

Municipal High Income Fund

Under normal market conditions, the fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in (a) “municipal bonds,” which are defined as intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities and (b) municipal leases. Under normal market conditions, the fund’s assets will be invested primarily in municipal bonds and municipal leases (collectively, “Municipal Securities”) rated A, Baa or Ba by Moody’s, or A, BBB or BB by S&P, or having an equivalent rating by any NRSRO, or obligations determined by SBFM to be equivalent, or in unrated Municipal Securities that are deemed to be of comparable quality by SBFM. Interest paid on Municipal Securities is typically exempt from regular federal income taxes. Up to 50% of the fund’s total assets may be invested in Municipal Securities rated Ba or below by Moody’s or BB or below by S&P or, if unrated, judged by SBFM to be of comparable quality. In addition, the fund may invest in obligations rated as low as Caa by Moody’s or CCC by S&P or having an equivalent rating by any NRSRO. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest.

The fund may invest without limit in municipal leases, which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. In evaluating municipal lease obligations, SBFM will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue the appropriation of funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations that are imposed on the lease obligor’s ability to utilize substitute property or services rather than those covered by the lease obligation.

Under normal circumstances, the fund may invest in “private activity bonds.” Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for purposes of federal individual and corporate alternative minimum taxes, even though such interest is not subject to regular federal income taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund’s dividends are derived from interest on these bonds. These private activity bonds are included in the term “Municipal Securities” for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all Municipal Securities are a component of the “adjusted current earnings” adjustment for purposes of the federal corporate alternative minimum tax.

The fund may invest in short-term obligations (“Temporary Investments”), some of which may not be tax-exempt. Included among the Temporary Investments are tax-exempt notes rated within the four highest grades by a NRSRO, including Moody’s or S&P; tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s; and taxable money market instruments. At no time will more than 20% of the fund’s total assets be invested in Temporary Investments unless SBFM temporarily has adopted a defensive investment posture. In addition, the fund may enter into municipal bond index futures contracts and options on interest rate futures contracts for hedging purposes. The fund also may acquire variable rate demand notes, purchase securities on a when-issued basis and enter into stand-by commitments with respect to portfolio securities.

Total Return Bond Fund

Under normal conditions, at least 80% of the value of the fund’s net assets, plus any borrowings for investment purposes, will be invested in fixed-income securities. The “total return” sought by the fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in the value of fund securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and the use of futures and options. The change in market value of fixed-income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates. At any given time, the fund may be entirely or partially invested in a particular type of fixed-income security.

The fund may invest up to 10% of its total assets in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, have been determined by SBFM to be of similar credit quality. These securities are considered speculative in that their issues may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Under normal market conditions, the fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments.

Other Investment Policies

U.S. Government Securities (all funds).    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a fund will invest in obligations issued by such an instrumentality only if SBFM or the relevant sub-investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Bank Obligations (all funds).    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, SBFM or the relevant sub-investment adviser will carefully evaluate such investments on a case-by-case basis.

The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a “Small Issuer CD”) so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund (“SAIF”), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

Corporate Debt Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income and Total Return Bond Funds).    Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

Ratings as Investment Criteria (all funds).    In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of SBFM and/or sub-investment advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but SBFM and/or a fund’s sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

When-Issued Securities and Delayed-Delivery Transactions (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds).    In order to secure yields or prices deemed advantageous at the time, the funds may purchase or sell securities on a when-issued or delayed-delivery basis. A fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Each fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by SBFM or the relevant sub-investment adviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s total assets.

Fixed income securities are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public’s perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase of securities on a when-issued or delayed-delivery basis by a fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Zero Coupon Bonds (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds).    A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. Diversified Strategic Income and High Income Funds also may invest in payment-in-kind bonds, which, like zero coupon bonds, make no cash payment until maturity. The funds may also invest in hybrid zero coupon securities which possess qualities of both zero coupon and coupon bonds.

Mortgage-Related Securities (Dividend and Income, Diversified Strategic Income, Exchange Reserve and Total Return Bond Funds).    Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but FNMA obligations are supported by the discretionary authority of the United States government to purchase its obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

To the extent that a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. A fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the funds, consistent with their investment objectives and policies, will consider making investments in such new types of securities.

Forward Roll Transactions (Dividend and Income, Diversified Strategic Income and Total Return Bond Funds).    In order to enhance current income, these funds may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price of those securities. At the time a fund enters into forward roll transactions, it will place in a segregated account with the fund’s custodian cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the fund’s purchase commitments, provided such securities have been determined by SBFM or a sub-investment adviser to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. The fund will subsequently monitor the account to insure that such equivalent value is maintained.

Asset-Backed Securities (Dividend and Income, Exchange Reserve, Diversified Strategic Income and Total Return Bond Funds).    An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Non-Taxable Municipal Securities (Municipal High Income Fund).    Non-taxable Municipal Securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for regular federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the “non-appropriation” risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund will purchase either (a) municipal leases rated in the four highest categories by Moody’s or S&P or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the fund, which provides that the seller will either remarket or repurchase the municipal lease within a short period after demand by the fund.

Taxable Municipal Obligations (Total Return Bond Fund).    The Total Return Bond Fund will invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions (“Taxable Municipal Obligations”). The Taxable Municipal Obligations in which the fund may invest are within the four highest ratings of Moody’s (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, securities rated Baa are considered by Moody’s to have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for regular federal income tax purposes. While interest on Taxable Municipal Obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Variable-Rate Demand Notes (Municipal High Income Fund).    Municipal Securities purchased by Municipal High Income Fund may include variable-rate demand notes issued by industrial development authorities and other governmental entities. Although variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the fund will be determined by SBFM to be of comparable quality at the time of purchase to instruments rated “‘high quality” (that is, within the two highest ratings) by any NRSRO. In addition, while no active secondary market may exist with respect to a particular variable-rate demand note purchased by the fund, the fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the fund to dispose of the variable-rate demand note in the event that the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

Stand-by Commitments (Municipal High Income Fund).    Municipal High Income Fund may acquire “stand-by commitments” with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the fund’s option, specified Municipal Securities at a specified price. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available for them. The fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the view of SBFM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, SBFM will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Repurchase Agreements (all funds).    The funds may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM or the relevant sub-investment adviser, acting under the supervision of the Trust’s board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the funds enter into repurchase agreements to evaluate potential risks. For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a fund than would be available to a fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Reverse Repurchase Agreements (Dividend and Income, Diversified Strategic Income and Total Return Bond Funds).    These funds may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed- upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The funds will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The funds also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of a fund’s securities is considered to be disadvantageous.

Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Total Return Bond and Dividend and Income Funds).    Consistent with applicable regulatory requirements, these funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. A fund will not lend portfolio securities to CGM unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a fund may pay to the borrower and/or a third party which is unaffiliated with the fund and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to a fund in lieu of any dividends a fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes”).

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Trust’s board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in the judgment of SBFM, the consideration to be earned from such loans would justify the risk.

Medium-, Low- and Unrated Securities (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds).    These funds may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. A major economic recession could likely disrupt severely the market for medium- and low-securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

Securities that are rated Ba by Moody’s or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

In light of the risks described above, SBFM or the relevant sub-investment adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Options on Securities (Convertible, Diversified Strategic Income, High Income and Dividend and Income Funds).    High Income Fund may write (sell) covered call options. Dividend and Income Fund may write covered call options and may purchase and write secured put options. Convertible Fund and Diversified Strategic Income Fund may purchase and write covered call and secured put options. Each of these funds may enter into closing transactions with respect to the options transactions in which it may engage. Dividend and Income Fund also may write “straddles,” which are combinations of secured puts and covered calls on the same underlying security.

The aggregate value of the obligations underlying calls on securities that are written by Dividend and Income Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the fund, will not exceed 50% of the fund’s total assets. Dividend and Income Fund will not purchase puts or calls on securities if more than 5% of its total assets would be invested in premiums on puts and calls, not including that portion of the premium which reflects the value of the securities owned by the fund and underlying a put at the time of purchase. Convertible Fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. Diversified Strategic Income Fund may utilize up to 15% of its total assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time.

Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts. “Knock-out”

options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. “Knock-in” options only have value if the price of the underlying asset reaches a trigger level. “Average rate” or “look-back” options are options where the option’s strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund’s obligations under the call, provided such securities have been determined by SBFM to be liquid and unencumbered pursuant to guidelines established by the trustees (“eligible segregated assets”) or (c) owns an offsetting call option.

Writing call and put options.    When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

A fund may write puts on securities only if they are “secured.” A put is “secured” if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. A fund with option-writing authority may write (a) in-the-money call options when SBFM or its sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM or the sub-investment adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call)

or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) or similar foreign clearing corporation and of the securities exchange on which the option is written.

Purchasing call and put options.    A fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Closing transactions.    A fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder’s exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, a fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market. Dividend and Income Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the funds expect to purchase only call or put options issued by the Clearing Corporation. The funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.

A fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

Although a fund generally will purchase or write only those options for which SBFM or its sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds with authority to engage in options transactions, and other clients of SBFM and certain of its affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, a fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain U.S. government securities for which a fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options (Dividend and Income Fund).    Dividend and Income Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the AMEX Oil Index or the Amex Computer Technology Index. In writing a call on a stock index, the fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the fund buys a call on a stock index, it pays a premium and during the call period the fund, upon exercise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the fund’s portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether Dividend and Income Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to SBFM’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Dividend and Income Fund will engage in stock index options transactions only when determined by SBFM to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, it will establish a segregated account in the name of the fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees.

Currency Transactions (Convertible, Diversified Strategic Income, Dividend and Income and High Income Funds).    The funds’ dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund’s total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, the Diversified Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

Foreign Currency Options (Diversified Strategic Income and High Income Funds).    High Income Fund may only purchase put and call options on foreign currencies, whereas Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time that the option expires.

A fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Activities (Convertible, Diversified Strategic Income, High Income, Municipal High Income, Total Return Bond and Dividend and Income Funds).    These funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions, but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when SBFM anticipates an extreme change in interest rates or market conditions.

Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income, Total Return Bond and Dividend and Income Funds).    The funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the fund’s selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the fund would decline, but the value of the fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the fund.

In purchasing and selling futures contracts and related options, a fund will comply with the following policies: (a) futures and related options will be used solely for bona fide hedging purposes (or the underlying commodity value of a fund’s long positions will not exceed the sum of certain identified liquid investments) and (b) a fund will not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund’s total assets. In order to prevent leverage in connection with the purchase of futures contracts by a fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with the fund’s custodian. A fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The funds, however, continue to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Interest Rate Futures Contracts.    A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and SBFM or the sub-investment adviser anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SBFM or the sub-investment adviser expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

Stock Index Futures Contracts.    A fund may purchase and sell stock index futures contracts. These transactions, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as “initial margin,” as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as “variation margin,” to cover any additional obligation that it may have under the contract.

Successful use of stock index futures contracts by a fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SBFM’s ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company.

When deemed advisable by SBFM, Total Return Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of the fund’s securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the fund. Total Return Bond Fund may hedge up to 50% of its total assets using futures contracts or related options transactions.

Dividend and Income Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the fund’s total assets would be so invested. In addition, Dividend and Income Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

No consideration is paid or received by a fund upon entering into a futures contract. Initially, the fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will terminate the fund’s existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of SBFM or the sub-investment adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

Although the funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options on Futures Contracts.    An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly “secured.” An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the option. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SBFM or a fund’s sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SBFM or a fund’s sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.

Securities of Other Investment Companies (Dividend and Income and Convertible Funds).    These funds may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund’s total assets and (iii) when added to all other investment company securities held by the funds do not exceed 10% of the value of the fund’s total assets.

To the extent a fund invests in securities of other investment companies, the fund’s shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Index-Related Securities (“Equity Equivalents”) (Dividend and Income and Convertible Funds).    These funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), iShares (interests in a portfolio of securities that seeks to track the performance of a benchmark index or a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.

Foreign Investments (Convertible, Diversified Strategic Income, High Income and Dividend and Income Funds).    Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since these funds may invest in securities denominated in currencies other than the U.S. dollar, and may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund’s total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Certain securities held by the funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the funds will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.

The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. Additionally, the operating expenses of the funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.

The funds may also purchase American Depositary Receipts (“ADRs”), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or

“unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar or Yankee Obligations (Dividend and Income, Diversified Strategic Income and Total Return Bond Funds).    These funds may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Securities of Developing Countries (Diversified Strategic Income and High Income Funds).    These funds may invest in securities of developing (or “emerging market”) countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries.

Foreign Government Securities of Emerging Markets (Diversified Strategic Income and High Income Funds).    Among the foreign government securities in which the funds may invest are those issued by countries with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Convertible Securities and Synthetic Convertible Securities (Dividend and Income, Convertible, Diversified Strategic Income and High Income Funds).    Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.

Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on Nasdaq. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Temporary Investments (Dividend and Income, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds).    When SBFM or the relevant sub-investment adviser believes that market conditions warrant, these funds may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the funds may invest (except for Municipal High Income, as described below) include: U.S. government securities; certain bank obligations (including CDs, TDs and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody’s or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which a fund may invest.

When Municipal High Income Fund is maintaining a defensive position it may invest in temporary investments consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody’s or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody’s or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody’s at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities; (ii) other debt securities rated within the four highest grades by Moody’s or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the fund’s total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy in anticipation of a market decline. The fund, however, intends to purchase tax-exempt temporary investments pending the investment of the proceeds of the sale of shares of the fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

Short Sales Against the Box (Convertible and Dividend and Income Funds).    These funds may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A fund will enter into this kind of short sale, described as “against the box,” for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although a fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Short Sales (Dividend and Income Fund and Convertible Fund).    The fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund borrows the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. The fund will also incur transaction costs in effecting short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price at which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Thus the fund’s losses on short sales are potentially unlimited.

Whenever the fund engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Rule 144A Securities (Dividend and Income, High Income, Diversified Strategic Income, Exchange Reserve and Convertible Funds).    These funds may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SBFM the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

Real Estate Investment Trusts (Dividend and Income, Convertible and Diversified Strategic Income Funds).    These funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. A REIT is dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate.

Restricted and Illiquid Securities (all funds).    Each fund may invest up to 15% (except for Exchange Reserve Fund and Municipal High Income Fund, each of which may invest up to 10%) of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options (and with respect to Municipal High Income Fund, certain variable rate demand notes) for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days (except for Exchange Reserve Fund, time deposits maturing in two business days to six months, and for Municipal High Income Fund, time deposits maturing in two business days to seven calendar days). The above restriction does not apply to Rule 144A Securities. In addition, each fund, except Convertible Fund, which is so not restricted, may invest up to 5% of its total assets in the securities of issuers which have been in continuous operation for less than three years. Notwithstanding the foregoing, Total Return Bond Fund shall not invest more that 10% of its total assets in securities that are restricted, excluding Rule 144A Securities.

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, a fund may be forced to sell these securities at less than fair market value or may not be able to sell them when SBFM or the sub-investment adviser believes it desirable to do so. A fund’s investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund’s total assets could be adversely affected.

Corporate Loans (Dividend and Income, High Income and Diversified Strategic Income Funds).    Each of these funds may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. A fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the fund had invested would have an adverse affect on the fund’s net asset value. Corporate loans in which the funds may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The funds may also acquire an interest in corporate loans by purchasing both participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender and not the borrower. The fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The funds will acquire Participations only if the lender interpositioned between the funds and the borrower is determined by management to be creditworthy. When a fund purchases Assignments from lenders, the funds will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the funds may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value. Each fund’s policy limiting its illiquid securities will be applicable to investments in corporate loans.

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the funds’ prospectuses.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Warrants.    Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Investments in warrants, valued at the lower of cost or market, may not exceed 10% of the value of a fund’s total assets. Included within that amount, but not to exceed 5% of the value of the fund’s total assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by a fund in units or attached to securities may be deemed to be without value.

Securities of Unseasoned Issuers.    Securities of unseasoned issuers in which the funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

Fixed Income Securities.    Investments in fixed income securities may subject the funds to risks, including the following.

Interest Rate Risk.    When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk.    Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.    Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yielding securities.

Lower Rated Fixed Income Securities.    Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds (“junk bonds”) have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Repurchase Agreements.    A fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund (except Exchange Reserve, Municipal High Income and Dividend and Income Funds) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.

Currency Risks.    The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund’s investments are denominated relative to the U.S. dollar will affect the fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund’s securities are quoted would reduce the fund’s net asset value per share.

Special Risks of Countries in the Asia Pacific Region.    Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea.

Securities of Developing/Emerging Markets Countries.    A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

One or more of the risks discussed above could affect adversely the economy of a developing market or a fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

Many of a fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Derivative Instruments.    In accordance with its investment policies, each fund, with the exception of Exchange Reserve Fund, may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.

Market risk:    The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:    Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:    The risk that the issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:    Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund’s restrictions on illiquid investments.

Correlation risk:    There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation to the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Risks of Writing Options.    Option writing for the funds may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the funds may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM or the sub-investment adviser. Successful use by the funds of options will be subject to the ability of SBFM and the sub-investment advisers to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund’s performance.

The ability of the funds to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While a fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Special Risks of Using Futures Contracts.    The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Furthermore, in the case of a futures contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Investment Restrictions

The Trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the funds, which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a fund. A “majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust or a fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 17 may be changed by vote of a majority of the board of trustees at any time.

The investment policies adopted by the Trust prohibit a fund from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Investing in “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.  Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

5.  Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box” and for the Dividend and Income Fund and Convertible Fund which may make short sales or maintain a short position). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

6.  Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.  Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

9.  Investing in oil, gas or other mineral exploration or development programs, except that the Convertible, Diversified Strategic Income, Dividend and Income and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

10.  Writing or selling puts, calls, straddles, spreads or combinations thereof, except, with respect to funds other than Exchange Reserve Fund, as permitted under the fund’s investment objective and policies.

11.  With respect to all funds except the Exchange Reserve Fund and Municipal High Income Fund, purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and, in the case of Exchange Reserve Fund, TDs maturing from two business days through six months) or other securities that are not readily marketable if more than 15% or, in the case of the Municipal High Income and Exchange Reserve Funds, 10%, of the total assets of the fund would be invested in such securities. With respect to the Exchange Reserve Fund, securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to Section 4(2) of the 1933 Act will not be subject to this restriction.

12.  Purchasing any security if as a result the fund (for Convertible Fund would then have more than 10% of its total assets), would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; provided that, in the case of private activity bonds purchased for Municipal High Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

13.  Making investments for the purpose of exercising control or management.

14.  Purchasing or retaining securities of any company if, to the knowledge of the Trust, any of the Trust’s officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

15.  Investing in warrants other than those acquired by the fund, except Convertible Fund, as part of a unit or attached to securities at the time of purchase (except as permitted under a fund’s investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s total assets (for Convertible Fund, would exceed 10% of the value of the fund’s total assets). At no time may more than 2% of the fund’s total assets (for Convertible Fund, at no time may more than 5% of the fund’s total assets) be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

16.  Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

17.  With respect to Dividend and Income Fund, purchasing in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

The Trust has adopted two additional investment restrictions applicable to Exchange Reserve Fund, the first of which is a fundamental policy, which prohibit the fund from:

1.  Investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.  Investing more than 10% of its total assets in variable rate master demand notes providing for settlement upon more than seven days’ notice by the fund.

Portfolio Turnover

The funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate a limiting factor in making investment decisions. High portfolio turnover involves correspondingly greater transaction costs (including any brokerage commissions, which are borne directly by the respective fund) and may increase the recognition of short-term, rather than long-term, capital gains.

Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of a fund’s securities that are included in the computation of turnover were replaced once during a one-year period. A fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

Certain other practices which may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SBFM or a fund’s sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

For the fiscal years ended July 31, 2003 and 2004 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended July 31:
Fund	2003	2004
Convertible Fund	133%	113%
Diversified Strategic Income Fund	311	48	*
Dividend and Income Fund	50	74
High Income Fund	53	44
Municipal High Income Fund	27	21
Total Return Bond Fund**	2	0

*	Excluding forward roll transactions; if forward roll transactions had been included, the portfolio turnover rate would have been 357%.
**	Amount represents less than 1.00%.

For regulatory purposes, the turnover rate of Exchange Reserve Fund is zero.

Portfolio Transactions

Decisions to buy and sell securities for the funds are made by the manager or the fund’s sub-investment adviser, subject to the overall review of the Trust’s board of trustees. Although investment decisions for the funds are made independently from those of the other accounts managed by the manager or the fund’s sub-investment adviser, investments of the type the funds may make also may be made by those other accounts. When a fund and one or more other accounts managed by the manager or the fund’s sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager or the fund’s sub-investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Allocation of transactions on behalf of a fund, including their frequency, to various dealers is determined by the manager or the fund’s sub-investment adviser in its best judgment and in a manner deemed fair and reasonable to the fund’s shareholders. The primary considerations of the manager or the fund’s sub-investment adviser in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager or the fund’s sub-investment adviser may receive orders for portfolio transactions by the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the manager or the fund’s sub-investment adviser, and the fees of the manager or the fund’s sub-investment adviser are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager or the fund’s sub-investment adviser in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager or the fund’s sub-investment adviser in carrying out its obligations to the fund.

Most of the purchases and sales of securities by a fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by SBFM, which is also responsible for placing these transactions subject to the overall review of the board of trustees. With respect to Diversified Strategic Income Fund, decisions to buy and sell domestic securities for the fund are made by SBFM, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with CAM LTD. With respect to Convertible Fund, day-to-day investment decisions are made by SaBAM, subject to the supervision of

SBFM. Although investment decisions for each fund are made independently from those of the other accounts managed by SBFM or the sub-investment adviser, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by SBFM or the sub-investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM or a fund’s sub-investment adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a fund, or the size of the position obtained or disposed of by the fund.

Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding each fund’s payment of brokerage commissions:

Total Brokerage Commissions Paid

Fiscal Year	Convertible Fund	High Income Fund	Dividend and Income Fund
2002	$82,807	$64	$486,136
2003	136,651	2,950	549,101
2004	184,293	—	194,311

Brokerage Commissions Paid to CGM

Fiscal Year	Dividend and Income Fund
2002	$14,722
2003	21,816
2004	4,915

% of Total Brokerage Commissions Paid to CGM

Fiscal Year	Dividend and Income Fund
2002	3.03%
2003	3.97
2004	2.53

% of Total Dollar Amount of Transactions Involving Commissions Paid to CGM

Fiscal Year	Dividend and Income Fund
2002	1.62%
2003	5.47
2004	0.55%

During the fiscal year ended July 31, 2004, Dividend and Income Fund directed $5,163,202 in transactions for research on which it paid $14,786 in commissions.

During the fiscal year ended July 31, 2004, Convertible Fund directed $141,424 in brokerage commissions.

In selecting brokers or dealers to execute securities transactions on behalf of a fund, SBFM or the fund’s sub-investment adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM or the fund’s sub-investment adviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Trust and SBFM authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. The fees under the advisory agreements and the sub-advisory and/or administration agreements are not reduced by reason of their receiving such brokerage and research services. Further, CGM will not participate in brokerage commissions given by the funds to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The Trust’s board of trustees periodically review the commissions paid by each fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund.

Diversified Strategic Income Fund, Municipal High Income Fund, Total Return Bond Fund and Exchange Reserve Fund have not paid brokerage commissions in the last three fiscal years.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for a fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, CGM may directly execute such transactions for the funds on the floor of any national securities exchange, provided (a) the Trust’s board of trustees has expressly authorized CGM to effect such transactions, and (b) CGM annually advises the Trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The funds will not purchase any security, including U.S. government securities or Municipal Securities, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

The funds may use CGM as a commodities broker in connection with entering into futures contracts and options on futures contracts. CGM has agreed to charge the funds commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

The board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit a fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Listed below are the holdings of the securities of the funds’ regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of the funds’ fiscal year ended July 31, 2004:

CONVERTIBLE FUND
Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of securities owned at end of current period
		(000’s omitted)
Merrill Lynch	D	$39,900

DIVIDEND AND INCOME FUND
Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any securities owned at end of current period
		(000’s omitted)
Wells Fargo & Co	E	$8,554
JP Morgan Chase & Co	E	7,391
US Bancorp	E	4,245
Comerica Inc.	E	2,924
Morgan Stanley	D	1,371
Wells Fargo	D	1,305
Bank One Corp.	D	1,071
BB&T Corp.	D	1,035
Credit Suisse First Boston	D	1,024

DIVERSIFIED STRATEGIC INCOME FUND
Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of securities owned at end of current period
		(000’s omitted)
Bank of America Corp	D	$6,252
CS First Boston	D	6,784
Deutsche Bank	D	75,000
Goldman, Sachs & Co.	D	101,493
Morgan Stanley	D	77,937
UBS Securities, LLC	D	75,000

EXCHANGE RESERVE FUND

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of securities owned at end of current period
		(000’s omitted)
Canadian Imperial Bank	D	$8,000
CS First Boston	D	8,000
Dexia Bank	D	8,998
Societe Generale	D	8,000
Wells Fargo Bank	D	8,000

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectuses for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Sales Charge (Diversified Strategic Income, High Income and Total Return Bond Funds)

Amount of Investment	% of Offering Price	% of Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $25,000	4.50%	4.71%	4.05%
$ 25,000–49,999	4.00	4.17	3.60
$ 50,000–99,999	3.50	3.63	3.15
$100,000–249,999	2.50	2.56	2.25
$250,000–499,999	1.50	1.52	1.35
$500,000–and over	0	0	Up to 1.00%*

Sales Charge (Municipal High Income Fund)
Amount of Investment	% of Offering Price	% of Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $ 25,000	4.00%	4.17%	3.60%
$ 25,000–49,999	3.50	3.63	3.15
$ 50,000–99,999	3.00	3.09	2.70
$100,000–249,999	2.50	2.56	2.25
$250,000–499,999	1.50	1.52	1.35
$500,000–and over	0	0	up to 1.00*

Sales Charge (Dividend and Income and Convertible Funds)
Amount of Investment	% of Offering Price	% of Amount Invested	Broker/Dealer Commission as % of Offering Price
Less than $ 25,000	5.00%	5.26%	4.50%
$ 25,000–49,999	4.25	4.44	3.83
$ 50,000–99,999	3.75	3.90	3.38
$ 100,000–249,999	3.25	3.36	2.93
$ 250,000–499,999	2.75	2.83	2.48
$ 500,000–999,000	2.00	2.04	1.80
$1,000,000 or more	0	0	up to 1.	00*

*	A distributor pays up to 1.00% to a Service Agent.

Purchases of Class A shares of $500,000 or more of Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents, PSS and other dealers whose clients make purchases of $500,000 or more.

Purchases of Class A shares of $1,000,000 or more of the Convertible and Dividend and Income Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to CGM, which compensates Service Agents, PSS and other dealers whose clients make purchases of $1,000,000 or more.

The Deferred Sales Charge on Class A shares is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See “Deferred Sales Charge Alternatives” and “Waivers of Deferred Sales Charge.”

Members of the selling group may receive up to 100% of the sales charge and may be deemed to be underwriters of the funds as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares (except Exchange Reserve Fund).    Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class O Shares.    Class O shares are sold without an initial sales charge or deferred sales charge and are available only to existing Class O shareholders and to certain Class C shareholders.

Class Y Shares (except Convertible Fund).    Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc., qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s recordkeeper or 401(k) plans of Citigroup and its affiliates). For Convertible Fund, Smith Barney Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $5,000,000.

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM, PFSD and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global are not subject to a maintenance fee.

Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust (“UIT”) sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent. Share certificates will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

Purchase orders received by a fund prior to the close of regular trading on the New York Stock Exchange (“NYSE”), on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through CGM or a Service Agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM, PFPC or PSS is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM, PFPC or PSS. The Systematic Investment Plan authorizes CGM to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Trust or a Service Agent.

PSS Investment Accounts

Initial purchases of shares of Exchange Reserve Fund and Diversified Strategic Income Fund must be made through a PFS Investments Inc. Registered Representative by completing the application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PSS. In processing applications and investments, the transfer agent acts as agent for the investor and for PSS and also as agent for the distributor, in accordance with the terms of the prospectuses. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder’s account by PSS.

Investors in Class B shares may open an account by making an initial investment of at least $1,000 for each account in Class B (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class in the fund is $25. For the fund’s Systematic Investment Plan, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class is $25. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or PSS prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $50,000. Before sending the wire, the PSS Investments, Inc. Registered Representative must contact PSS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PSS at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $30 by PSS.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent’s employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent’s prior employer, (ii) was sold to the client by the Service Agent and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in them, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (j) purchases by executive deferred compensation plans participating in the CGM ExecuChoice Program; and (k) purchases by retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of a Fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation.    Class A shares of the funds may be purchased by any “person” (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent—Class A Shares.    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the “Amount of Investment” as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or the transfer agent to obtain a Letter of Intent application.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). For each fund except Convertible Fund, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, or, $5,000,000 for Convertible Fund, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund’s Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information. You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. For Convertible Fund you must meet the $5,000,000 initial investment requirement. You can also use a Letter of Intent to meet this requirement by buying Class Y shares of the fund over a 6-month period. To qualify, you must initially invest at least $1,000,000.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

	Deferred Sales Charge
Year Since Purchase Payment Was Made	(Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds)	(Dividend and Income and Convertible Funds)
First	4.50%	5.00%
Second	4.00	4.00
Third	3.00	3.00
Fourth	2.00	2.00
Fifth	1.00	1.00
Sixth and thereafter	0.00	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGM.

To provide an example, assume an investor purchased 100 Class B shares of a fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

PFS Accounts.    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless the shareholder has changed his/her address within 45 days or less of the shareholder’s redemption request. Redemption proceeds will be mailed to an investor’s address of record. PFS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFS receives all required documents in proper form.

Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder’s bank by the Automated Clearing House.

An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years’ worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder’s request. A $10 fee for each tax form will be assessed.

PSS will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Additional information regarding PSS’s services may be obtained by contacting the Client Services Department at (800) 544-5445.

Smith Barney Funds Retirement Program.    The funds offer Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

The class of shares you may purchase depends on the amount of your initial investment:

Class A Shares.    Class A shares may be purchased by plans investing at least $3 million.

The funds have imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the funds’ Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Class C Shares.    Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

CGM Accounts

Purchases of shares of the funds must be made through a brokerage account maintained with CGM, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the funds through the transfer agent. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A, Class B, Class C, or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

REDEMPTION OF SHARES

General

Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the next determined net asset value.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder’s account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

The funds no longer issue share certificates. If you currently hold share certificates of a fund, such certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Shares held by CGM as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by CGM as custodian may be redeemed through an investor’s Service Agent, introducing broker or dealer in the selling group or by submitting a written request for redemption to:

Smith Barney Income Funds

Name of Fund (please specify)

Class A, B, C, O or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder’s account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The withdrawal plan will be carried over on exchanges between funds or classes of a fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with PFPC as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the fund. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through PFPC may continue to do so and applications for participation in the Withdrawal Plan must be received by PFPC no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Service Agent.

Telephone Redemption and Exchange Program

Shareholders who do not have a CGM brokerage account may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form that will be provided by the transfer agent upon request along with a signature guarantee. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in a fund.)

Redemptions.    Redemption requests of up to $50,000 of any class or classes of a fund’s shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the next determined net asset value.

Additional Information regarding Telephone Redemption and Exchange Program.    Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Suspension or Postponement

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund’s shareholders.

Distributions in Kind

If the trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the fund’s total assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

PFS Investments Accounts

Shareholders may redeem for cash some or all of their shares of a fund at any time by sending a written request in proper form directly to the applicable sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

EXCHANGE PRIVILEGE

General

Except as noted below, shareholders of any fund of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other funds of the Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided your Service Agents is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of a fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges.    In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by a fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class A, Class Y and Class O Exchanges.    Class A, Class Y and Class O shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge. Class O shares are offered only in select funds.

Additional Information Regarding Exchanges.    Each fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, a fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares-Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the fund shares to be acquired. The Trust reserves the right to modify or discontinue exchange privileges upon 60 days’ prior notice to shareholders.

DISTRIBUTOR

The Trust has entered into an agreement with CGM, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors (“PFSD”), located at 3100 Breckinridge Blvd., Duluth, Georgia 30099, to distribute the Trust’s shares on a best efforts basis pursuant to distribution agreements.

When payment is made by the investor before the settlement date, unless otherwise directed by the investor the funds will be held as a free credit balance in the investor’s brokerage account, and CGM may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs CGM to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant fund and the Smith Barney money market fund, and affiliates of CGM that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Trust’s board of trustees has been advised of the benefits to CGM resulting from these settlement procedures and will take such benefits into consideration when reviewing the advisory, sub-advisory, administration and distribution agreements for continuance.

For the fiscal year ended July 31, 2004, CGM and/or PFSD incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents as expressed in the following table:

Fund Name	Financial Consultant Compensation	Branch Expenses	Advertising Expense	Printing Expense	Total Current Expenses
Convertible Fund	$365,880.22	$282,548.48	$109,709.40	$33,077.82	$791,215.92
Diversified Strategic Income Fund	2,816,463.64	2,552,658.89	164,289.30	71,327.29	5,604,739.12
Dividend and Income Fund	1,052,729.17	899,022.25	87,973.79	42,942.58	2,082,667.80
Exchange Reserve Fund	333,629.66	387,864.94	344,536.72	58,575.62	1,124,606.93
High Income Fund	2,987,154.89	2,572,862.14	367,767.93	8,717.99	5,936,502.95
Municipal High Income Fund	550,624.40	551,446.08	30,094.75	4,965.99	1,137,131.22
Total Return Bond Fund	632,950.84	611,023.84	69,810.94	41,048.37	1,354,833.99

	$8,739,432.82	$7,857,426.61	$1,174,182.83	$260,655.67	$18,031,697.92

Distribution Arrangements

Shares of the Trust are sold on a best efforts basis by CGM and PFSD as sales agents of the Trust pursuant to the distribution agreements. To compensate CGM for the services it provides and for the expenses it bears under the distribution agreement, the Trust has adopted services and distribution plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund, except Exchange Reserve Fund, pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% (0.15% in the case of Municipal High Income Fund) of the value of the fund’s average daily net assets attributable to its Class A, Class B, Class C and Class O shares. In addition, each fund, except Exchange Reserve Fund, pays CGM, with respect to its Class B, Class C and Class O shares, a distribution fee. Exchange Reserve Fund and Diversified Strategic Income Fund pay PFSD a service fee with respect to their Class A shares and a distribution fee with respect to their Class B shares. The distribution fee is primarily intended to compensate CGM and/or PFSD for their initial expense of paying Service Agents a commission upon sales of those shares. The Class B and Class C shares’ distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.50% for Class B shares of each fund and 0.45% for Class C shares, except Dividend and Income Fund and Convertible Fund (0.50% for Class C shares in the case of Exchange Reserve Fund and 0.55% for Class C shares in the case of Municipal High Income Fund) of the value of a fund’s average daily net assets attributable to the shares of the respective Class. For Convertible Fund and Dividend and Income Fund, Class C and Class O shares’ distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.75% for Class C shares and 0.45% for Class O shares.

Classes A, B, C, O and Y of Convertible Fund have been redesignated Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O and Smith Barney Class Y.

The following expenses were incurred during the periods indicated:

Initial Sales Charges

	Class A
	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$33,000	$85,000	$281,000
Diversified Strategic Income Fund	882,000	493,000	735,000
Dividend and Income Fund	116,000	84,000	581,000
High Income Fund	545,000	877,000	785,000
Municipal High Income Fund	252,000	130,000	158,000
Total Return Bond Fund	118,000	160,000	189,000

	Paid to PSS and/or PFSD
Fund	2002	2003
Diversified Strategic Income Fund	$346,253	$274,247

	Class C*
	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$24,000	$89,000	$148,000
Diversified Strategic Income Fund	222,000	115,000	97,000
Dividend and Income Fund	33,000	20,000	190,000
High Income Fund	410,000	609,000	366,000
Municipal High Income Fund	92,000	37,000	21,000
Total Return Bond Fund	170,000	155,000	49,000

*	On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the funds, Class L shares were renamed Class C shares.

Deferred Sales Charge (paid to CGM)

	Class A
	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$0	$0	$5,000
Diversified Strategic Income Fund	2,000	0	2,000
Dividend and Income Fund	0	0	11,000
High Income Fund	37,000	1,000	28,000
Municipal High Income Fund	14,000	1,000	0
Total Return Bond Fund	18,000	4,000	1,000

	Class B
	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$12,000	$27,000	$69,000
Diversified Strategic Income Fund	921,000	652,000	462,000
Dividend and Income Fund	123,000	77,000	82,000
Exchange Reserve Fund	773,000	1,152,000	567,000
High Income Fund	724,000	501,000	608,000
Municipal High Income Fund	63,000	78,000	109,000
Total Return Bond Fund	156,000	227,000	179,000

	PSS and/or PFSD
	2002	2003
Diversified Strategic Income Fund	$63,524	$84,468

	Class C*
	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$1,000	$4,000	$17,000
Diversified Strategic Income Fund	25,000	13,000	16,000
Dividend and Income Fund	3,000	1,000	8,000
Exchange Reserve Fund	44,000	37,000	9,000
High Income Fund	77,000	23,000	75,000
Municipal High Income Fund	6,000	2,000	1,000
Total Return Bond Fund	8,000	16,000	8,000

Service and Distribution Plan Fees

	For the Fiscal Year Ended July 31:
Fund	2002	2003	2004
Convertible Fund	$185,603	$213,025	$657,897
Diversified Strategic Income Fund	7,616,935	6,180,797	5,369,337
Dividend and Income Fund	2,456,665	1,798,042	2,111,652
Exchange Reserve Fund	792,009	1,214,222	996,025
High Income Fund	5,167,161	4,634,991	5,751,284
Municipal High Income Fund	1,401,965	1,245,703	1,089,910
Total Return Bond Fund	979,284	1,279,472	1,221,397

Under their terms, the Plans continue from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans. The Plans may not be amended to increase the amount to be spent for the services provided by CGM or PFSD without shareholder approval, and all amendments of the Plan must be approved by the trustees in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, CGM and PFSD will provide the board of trustees with periodic reports of amounts expended under the Plans and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class’ net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by each fund in valuing its assets.

Net asset value for each fund is determined by dividing the fund’s net assets by the number of its shares outstanding. Net asset value is calculated separately for each class. Securities owned by a fund for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Securities listed on the Nasdaq National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the board of trustees has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund’s net assets, and current market value of such options sold by a fund will be subtracted from that fund’s net assets. Any other investments of a fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the board of trustees in good faith. This value generally is determined as the amount that a fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the mean between the bid and asked quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available the rate of exchange will be determined in good faith.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a fund may not take place contemporaneously with the determination of the prices of investments held by such fund, and a fund’s net asset value may be significantly affected by such trading on days when a shareholder has no access to such fund. When the manager believes that the value of a security has been materially affected by events occurring after the close of the relevant market, a fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of funds investing in foreign securities may not take place contemporaneously with the determination of the prices of many of their respective portfolio securities used in such calculation.

Debt securities of United States issuers (other than U.S. government securities and short-term investments), including Municipal Securities held by Municipal High Income Fund, are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the Trust’s board of trustees. The pricing service may use different methods to value the securities including market indexes. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value or as determined in good faith by or under the direction of the Board. The procedures of the Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the board of trustees.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund intends to continue to qualify separately each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On July 31, 2004, the unused capital loss carryforwards, by fund, were approximately as follows: Diversified Strategic Income Fund, $349,829,000; Dividend and Income Fund, $125,004,000; Exchange Reserve Fund, $53; High Income Fund, $709,574,000; Municipal High Income Fund, $19,741,000; and Total Return Bond Fund, $9,553,000; For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the fund that has the carryforwards prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Fund	July 31,
	2007	2008	2009	2010	2011	2012
Diversified Strategic Income Fund	—	$91,909,000	$98,977,000	$120,890,000	$38,053,000	—
Dividend and Income Fund	—	—	—	56,951,000	68,053,000	—
Exchange Reserve Fund	—	—	—	—	—	$53
High Income Fund	$25,768,000	97,094,000	130,523,000	300,397,000	139,768,000	16,024,000
Municipal High Income Fund	—	—	1,032,000	3,221,000	3,834,000	11,654,000
Total Return Bond Fund	1,042,000	1,052,000	5,432,000	—	56,000	1,971,000

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including as distributions of net long-term capital gains, would be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If a fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Each of the funds will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a fund and disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Municipal High Income Fund.    Exempt-interest dividends paid by Municipal High Income Fund are exempt from regular federal income taxes. Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes. If a shareholder redeems or exchanges shares of the fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the exempt-interest dividend received. Also, that portion of any dividend from the fund which represents income from private activity bonds (other than those issued for charitable, educational and certain other purposes) held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a person “related” to such substantial user. Some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to federal income tax. In addition, receipt of dividends and distributions from the fund may affect the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. If the fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the fund’s actual taxable income bears to the total investment income earned by the fund during the period for which the dividend is paid. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax or the federal “excess net passive income” tax.

Backup Withholding.     A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.    Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by a fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of a fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder and bank deposits, reduced by expenses that allocable to such income) and (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short term capital gain over the fund’s net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time. On November 5, 1992 the Trust filed an Amended and Restated Master Trust Agreement (the “trust agreement”). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively.

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for each of the funds. Under its custodian agreements with the funds, the custodian is authorized to establish separate accounts for foreign securities owned by a fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the funds, plus certain charges for securities transactions including out-of-pocket expenses and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Trust’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund, and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

PFPC Inc., located at P.O. Box 9699 Providence, R.I. 02940-9699, serves the Trust’s sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the sub-transfer agency agreement, PFPC Inc. maintains the shareholder account records for each fund, handles certain communications between shareholders and a fund, and distributes dividends and distributions payable by a fund. For these services, PFPC Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

Primerica Shareholder Services, located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062, serves as the sub-transfer agent for PFS Accounts of Exchange Reserve Fund and Diversified Strategic Income Fund.

VOTING RIGHTS

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of trustees and the selection of independent public accountants.

Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The trust agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The trustees have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms, make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the Trust. Class A, Class B, Class O, Class C and Class Y shares of a fund, as applicable, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to the fund’s Rule 12b-1 distribution plan pertaining to a particular Class. A change in a fundamental investment policy for a fund would be voted upon only by shareholders of that fund. Approval of each fund’s advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds (unless the proposal must be approved by the shareholders of all funds voting together).

As of November 1, 2004, the following shareholders beneficially owned and as record holder 5% or more of a class of shares of a fund:

Convertible Fund—Smith Barney Class O

John J. Madden and Deborah A. Madden JTWROS

4107 Golden Grove Road

Greenwood, IN 46143

owned 4,499.371 (31.9275%) shares

Keith M. Lehrer

CGM IRA Custodian

20801 Nordhoff Street

Chatsworth, CA 91311

owned 2,204.972 (15.6464%) shares

Robert Flippin

CGM Profit Sharing Custodian

47 Stonehedge Drive So.

Greenwich, CT 06831-3220

owned 1,271.726 (9.024%) shares

First Clearing, LLC

Nancy E. Kittle

IRA ECC as Custodian

918 Shabona Lane

Wilmette, IL 60091

owned 1,231.527 (8.7389%) shares

George D. Pality Jr. and

Cynthia D. Pality JTWROS

9207 Landsdowne Drive

Houston, TX 77096

owned 1,262.340 (8.9575%) shares

William S.Silva

CGM IRA Rollover Custodian

3656 Newgate Lane

Indianapolis, IN 46235-2380

owned 1,233.774 (8.7548%) shares

Jacquelyn G. Shay

CGM IRA Rollover Custodian

390 Diamond

Laguna Beach, CA 92651-3612

owned 783.166 (5.5573%)

Convertible Fund—Smith Barney Class Y

Smith Barney Concert Series, Inc.

SB Allocation Balanced

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 2,415,604.020 (49.1245%) shares*

Smith Barney Concert Series, Inc.

Select Balanced

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Fl

New York, NY 10281-1008

owned 2,415,604.020 (32.2324%) shares*

Smith Barney Concert Series, Inc.

SB Allocation Conservative

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Fl

New York, NY 10281-1008

owned 1,584,968.284 (32.2324%) shares*

*	The fund believes that these entities are not the beneficial owners of shares held of record by them.

Smith Barney Concert Series

SB Allocation Conservative

State Street Bank: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 672,584.038 (13.6779%) shares*

Diversified Strategic Income Fund Class A

PFPC Brokerage Services

FBO Primerica Financial Services

211 South Gulph Road

King of Prussia, PA 19406

owned 6,958,746.245 (8.0615%) shares

Diversified Strategic Income Fund Class B

PFPC Brokerage Services

FBO Primerica Financial Services

211 South Gulph Road

King of Prussia, PA 19406

owned 3,887,857.532 (8.8768%) shares

Diversified Strategic Income Fund Class Y

Smith Barney Concert Series, Inc.

SB Allocation Balanced

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 8,367,816.874 (42.2426%) shares*

Smith Barney Concert Series, Inc.

Select Balanced

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 5,448,094.144 (27.5275%) shares*

Smith Barney Concert Series, Inc.

SB Allocation Conservative

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 3,524,231.247 (17.7911%) shares*

*	The fund believes that these entities are not the beneficial owners of shares held of record by them.

Smith Barney Concert Series, Inc.

SB Allocation Income

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 1,504,905.902 (7.5971%) shares*

High Income Fund—Class Y

Smith Barney Concert Series, Inc.

SB Allocation Growth

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 8,652,578.277 (32.8429%) shares*

Meg Co

c/o Ameriserv Trust Financial Services Company

216 Franklin St

Johnstown, PA 15901-1911

owned 7,353,440.720 (27.9117%) shares*

Smith Barney Concert Series, Inc.

SB Allocation High Growth

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 3,975,766.316 (15.0909%) shares*

Smith Barney Concert Series, Inc.

Select Growth

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 2,268,428.402 (8.6103%) shares*

Smith Barney Concert Series, Inc.

SB Allocation Conservative

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 1,599,812.449 (8.05572%) shares*

*	The fund believes that these entities are not the beneficial owners of shares held of record by them.

Smith Barney Concert Series, Inc.

SB Allocation Income

State Street Bank

Attn: James Casey

Two World Financial Center

225 Liberty Street, 24th Floor

New York, NY 10281-1008

owned 1,481,225.596 (5.6223%) shares*

Exchange Reserve Fund—Class B

PFPC Brokerage Service

FBO Primerica Financial Services

211 South Gulph Road

King of Prussia, PA 19406

owned 11,938,272.387 (14.3804%) shares*

*	The fund believes that these entities are not the beneficial owners of shares held of record by them.

FINANCIAL STATEMENTS

The funds’ Annual Reports for the fiscal year ended July 31, 2004 are incorporated herein by reference in their entirety. The annual reports were filed on October 8, 2004, Accession Number 0001193125-04-169028, and on October 12, 2003, Accession Numbers 0001133228-04-000449, 0001133228-04-000450, 0001133228-04-000451, 0001133228-04-000452, 0001193125-04-169267, 0001193125-04-169618.

OTHER INFORMATION

Smith Barney Mutual Funds offer more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced Managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—a solution to funds that stray

The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A—Rating

Description of Ratings

Description of S&P Corporate Bond Ratings

AAA

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC

Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody’s Corporate Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody’s applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA

Prime—These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds—In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds—Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

High Grade—The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A

Good Grade—Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

General Obligation Bonds—There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds—Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB

Medium Grade—Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

General Obligation Bonds—Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds—Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Various NRSROs utilize rankings within ratings categories indicated by a + or -. The funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P’s rating of A-1+ and A-1 as being in S&P’s highest rating category.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated the authority to develop policies and procedures relating to proxy voting to the manager. The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

CITIGROUP ASSET MANAGEMENT1 (CAM)

LONDON, ENGLAND

Citigroup Centre, Canada Square, Canary Wharf,

London E14 5LB

PROXY VOTING POLICY

REVISED JULY 2003

Accounts for which CAM Votes Proxies

Citigroup Asset Management London (CAM) votes proxies for each institutional client that has (i) specifically mandated it to vote securities included under a fully discretionary investment management agreement, (ii) United States Registered Investment Company (mutual fund) for which CAM acts as adviser or sub-adviser; and for (iii) each ERISA account where the agreement is either silent as to voting or positively requires the investment manager to vote unless the client specifically reserves the responsibility to vote proxies to the plan trustee or other named fiduciary.

General Guidelines

In voting proxies, CAM is guided by general fiduciary principles. CAM is to act prudently in the best interests of the beneficial owners of the accounts it manages, and for the exclusive purpose of maintaining or increasing shareholder value. CAM considers relevant factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to benefit, protect or maximize shareholder value in the particular circumstances.

[1]	Citigroup Asset Management is comprised of Salomon Brothers Asset Management Limited, Smith Barney Asset Management, Inc (a division of Salomon Smith Barney Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), and Citigroup Asset Management Ltd

CAM does take certain independent advisory services on proxy voting issues. As a result of independent investment or business views, provided by distinct business units, there may be occasions when different business units or portfolios managers within the same business unit vote differently on the same issue.

CAM has to place reliance on the clients’ custodians as legal owner of securities to notify CAM when a vote is required on a security. Some custodians have delegated this to a third party proxy voting service. CAM is not able to vote proxies direct but will notify the clients’ custodians or the third party vendors of proxy voting decisions to be executed on CAM’s client portfolios.

How CAM Votes

Generally, CAM divides proxies into non-controversial, controversial, or extraordinary matters. It is CAM’s general policy on non-controversial matters, absent a particular reason, to vote with management’s recommendations. Non-controversial matters are deemed to include, but are not limited to, voting on non-contested directors, company auditors, audited accounts, company fiscal year and annual meeting date proposals.

For controversial or extraordinary matters, CAM votes on a case-by-case basis. Controversial or extraordinary matters are deemed to include, but are not limited to, voting on proposals of mergers and/or acquisitions, restructuring/recapitalization, and proposals requesting more detailed disclosure of employee compensation, especially if the company does not have a majority outside board, poison pills proposals, take over measures, and dilution of shareholder value.

For proxies which include social, environmental, or political issues, CAM will normally support management absent a particular reason, provided that this course also supports or benefits shareholders value. If supporting management does not also support or benefit shareholder value, then CAM will vote against management or abstain. CAM does not restrict the type of product or business that companies pursue (such as defense related) nor does CAM seek to impose restrictions by exercising voting rights with whom and where they do business (US Government, South Africa) unless there is a specific prohibition or restriction in the Investment Guidelines laid down by the client or a prohibition by operation of law or regulations or unless the items appear unusual or significant.

The decision maker in CAM on perceived controversial issues will be the Portfolio Manager and/or Analyst. Above all, a vote will be directed in the manner that is believed to best support or benefit shareholder value.

Conflicts of Interest

In furtherance of CAM’s goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

1) Procedures for Identifying Conflicts of Interest

CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. CAM employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

B. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect of such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted above, CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as an attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. CAM compliance maintains and makes available to proxy voting personnel an up to date list of issuers with which a Citigroup entity has had a significant, publicized relationship within the past twelve months. Such list is compiled by monitoring major news publications and without any communication between CAM and other Citigroup business units. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies.

C. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to procedures described above, CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. An exception applies with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue. Such issues generally are not brought for the specific resolution of the conflict because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy.

2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. CAM shall maintain a Proxy Forum to review and address conflicts of interest brought to its attention. The Proxy Forum shall be comprised of such CAM personnel as are designated from time to time by CAM’s European Management Committee, CAM’s General Counsel and CAM’s Chief Compliance Officer.

B. All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Proxy Forum by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue generally is not brought to the attention of the Proxy Forum for a conflict of interests review because CAM’s position is that any conflict of interest issues are resolved by voting in accordance with pre-determined policy.

C. The Proxy Forum shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances.

D. If it is determined by the Proxy Forum that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Forum that a conflict of interest is material, the Proxy Forum shall determine an appropriate method to resolve such a conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein, including, in case of issues that CAM votes on a case by case basis, application of the factors set forth herein that CAM considers in voting on such issues, and following such third party’s recommendations;

iv. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such an employee from the decision-making process with respect to such proxy vote; or

v. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

Record Keeping and Oversight

CAM shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by CAM that were material to a proxy voting decision or that memoralized the basis for that decision; and

•	a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

SMITH BARNEY INCOME FUNDS

Statement of

Additional Information

November 26, 2004

SB Convertible Fund

Smith Barney Diversified Strategic Income Fund

Smith Barney Dividend and Income Fund

Smith Barney Exchange Reserve Fund

Smith Barney High Income Fund

Smith Barney Municipal High Income Fund

Smith Barney Total Return Bond Fund

Smith Barney Income Funds

125 Broad Street

New York, New York 10004

EXHIBIT INDEX

Exhibit No.	Exhibit

(h) (1) (a)	Amended Administration Agreement (for Smith Barney High Income Fund)

(j) (1)	Independent Auditors’ Consents

(p) (4)	Code of Ethics of CAM LTD

Part A-Prospectuses

Part B-Statements of Additional Information

PART C-Other Information

Item 22.	Exhibits

All references are to the Registrant’s registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 1985 (File Nos. 2-96408 and 811-4254).

(a)(1) Registrant’s First Amended and Restated Master Trust Agreement dated November 5, 1993 and Amendment No. 1 to the Master Trust Agreement dated July 30, 1993 are incorporated by reference to Post-Effective Amendment No. 36.

(2) Amendment to Registrant’s Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

(3) Amendment to Registrant’s Master Trust Agreement dated April 7, 2003 is incorporated by reference to Post-Effective Amendment No. 63.

(4) Amendment to Registrant’s Master Trust Agreement dated May 1, 2003 is incorporated by reference to Post-Effective Amendment No. 64.

(5) Amendment to Registrant’s Master Trust Agreement dated May 14, 2003 is incorporated by reference to Post-Effective Amendment No. 64.

(6) Amendment Number 9 to Registrant’s Master Trust Agreement dated September 29, 2003 is incorporated by reference to Post-Effective Amendment No. 66.

(7) Amendment Number 10 to Registrant’s Master Trust Agreement dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 66.

(b) (1) Registrant’s By-Laws are incorporated by reference to the Registration Statement.

(2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Post-Effective Amendment No. 63.

(c) (1) Registrant’s form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund) are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

(2) Registrant’s form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Total Return Bond Fund to be filed by amendment.

(d) (1) Transfer of Investment Advisory Agreements between the Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(2) Investment Advisory Agreement between Registrant and Smith Barney Strategy Advisers Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(3) Form of Investment Management Agreement between Registrant and Mutual Management Corp. with respect to Smith Barney Total Return Bond Fund to be filed by Amendment.

(4) Sub-Investment Advisory Agreement among the Registrant,

Smith Barney Strategy Advisers, Inc. and Boston Partners Asset Management, L.P. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(5) Sub-Investment Advisory Agreement between the Registrant and Smith Barney Global Capital Management Inc. with respect to Smith Barney Diversified Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 40.

(6) Form of Transfer and Assumption of Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

(7) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 54.

(8) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Convertible Fund is incorporated by reference to the Post-Effective Amendment No. 56.

(e) (1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 40.

(2) Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(3) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54.

(5) Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

(6) Form of Distribution Agreement between Registrant and PFS Distributors Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

(f) Not Applicable.

(g) (1) Custodian Agreement between the Registrant and PNC Bank, National Association (“PNC Bank”) is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(2) A form of Custodian Agreement between the Registrant and Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(3) Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 61.

(h) (1) Administration Agreement between the Registrant and MMC is incorporated by reference to Post-Effective Amendment No. 40.

(a) Amended Administration Agreement between the Smith Barney Income Funds and SBFM on behalf of Smith Barney High Income Funds Filed herein.

(2) Transfer Agency and Registrar Agreement between the Registrant and First Data Investor Services Group, Inc., (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by Reference to Post-Effective Amendment No. 58.

(4) Sub-Transfer Agency Agreement between Registrant and PFPC Global Fund Services is incorporated by Reference to Post-Effective Amendment No. 58.

(5) Sub-Transfer Agency Agreement between Registrant and PFS Shareholder is incorporated by Reference to Post-Effective Amendment No. 59.

(i) Not applicable.

(j) (1) Consents of Independent Auditors are filed herein.

(2) Power of Attorney dated October 9, 2002 is incorporated by reference to Post-Effective Amendment No. 63.

(k) Not applicable.

(l) Not applicable.

(m) (1) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(2) Form of Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post - Effective Amendment No. 66.

(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 58.

(4) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 64.

(n) Financial Data Schedule is not applicable.

(o) (1) Amended Plan pursuant to Rule 18f-3(d) is incorporated by reference to Post-Effective Amendment No. 52.

(2) Rule 18f-3(d) Multiple Class Plan for SB Convertible Fund and SB Capital and Income Fund is incorporated by reference to Post-Effective Amendment No. 64.

(p) (1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 57.

(p) (2) Code of Ethics of Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 63.

(p) (3) Code of Ethics of PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 63.

(p) (4) Code of Ethics of CAM LTD is filed herein.

Item 23.	Persons Controlled by or Under Common Control with Registrant

None.

Item 24.	Indemnification

The response to this item is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement.

Item 25.	Business and Other Connections of Investment Adviser

Investment Adviser - Smith Barney Fund Management LLC (“SBFM”). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is an indirect subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBMF together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 26.	Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), the Registrant’s distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Distributors, Inc. (“PFS Distributors”), a distributor of the Registrant, is also a distributor of the certain series for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Inc., and Smith Barney Money Funds, Inc.

(b) The information required by this Item 26 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The information required by this Item 26 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 27.	Location of Accounts and Records

With respect to the Registrant’s Investment Adviser:

(1)	Smith Barney Income Funds

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Manager and Administrator:

(2)	Smith Barney Fund Management LLC

399 Park Avenue

New York, New York 10022

With respect to the Registrant’s Custodian:

(3)	State Street Bank & Trust Company

225 Franklin Street Boston,

Massachusetts 02110

With respect to the Registrant’s Transfer Agent:

(4)	Citicorp Trust Bank, fsb. f/k/a Travelers Bank & Trust, fsb

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Sub-transfer Agents:

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6)	Primerica Shareholder Services

3100 Breckinridge Blvd

Bldg 200

Duluth, GA 30099-0062

With respect to the Registrant’s Distributors:

(7)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

PFS Distributors, Inc.

3120 Breckinridge Blvd.

Duluth, GA 30099-0062

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 24th day of November 2004.

SMITH BARNEY INCOME FUNDS

By:	/s/ R. JAY GERKEN
R. Jay Gerken, Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. JAY GERKEN R. Jay Gerken	Chairman of the Board, President and Chief Executive Officer	November 24, 2004

/s/ ROBERT J. BRAULT Robert J. Brault	Chief Financial Officer and Treasurer	November 24, 2004

/s/ LEE ABRAHAM* Lee Abraham	Trustee	November 24, 2004

/s/ ALLAN J. BLOOSTEIN* Allan J. Bloostein	Trustee	November 24, 2004

/s/ RICHARD E. HANSON* Richard E. Hanson	Trustee	November 24, 2004

/s/ JANE F. DASHER* Jane F. Dasher	Trustee	November 24, 2004

/s/ DONALD R. FOLEY* Donald R. Foley	Trustee	November 24, 2004

/s/ PAUL HARDIN* Paul Hardin	Trustee	November 24, 2004

/s/ RODERICK RASMUSSEN* Roderick Rasmussen	Trustee	November 24, 2004

/s/ JOHN P. TOOLAN* John P. Toolan	Trustee	November 24, 2004

*	Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated May 21, 2004.

/s/ R. JAY GERKEN
R. Jay Gerken